Exhibit 10.1 [Execution] AMENDMENT NO. 2 TO CREDIT AGREEMENT AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of February 2, 2022 (this “Amendment No. 2”), is by and among Wells Fargo Bank, National Association, in its capacity as administrative and collateral agent (in such capacity, “Agent”) for the parties to the Credit Agreement (as defined below) as lenders, the parties to the Credit Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), Chico’s FAS, Inc., a Florida corporation (referred to herein as either “Parent” or the “Lead Borrower”), Soma Intimates, LLC, a Florida limited liability company (“Soma”), Chico’s Distribution Services, LLC, a Georgia limited liability company (“Chico’s Distribution”), Chico’s Retail Services, Inc., a Florida corporation (“Chico’s Retail”), White House | Black Market, Inc., a Florida corporation (“WHBM”, and together with Lead Borrower, Soma, Chico’s Distribution, and Chico’s Retail, individually a “Borrower” and collectively, the “Borrowers”), Chico’s Retail Operations, Inc., a Florida corporation (“Chico’s Operations”) and Chico’s Brands Investments, Inc., a Florida corporation (“Chico’s Brands”, and together with Chico’s Operations, individually a “Guarantor” and collectively, “Guarantors”), and together with Borrowers, individually, a “Loan Party” and collectively, “Loan Parties”). W I T N E S S E T H : WHEREAS, Borrowers have entered into a senior secured asset-based credit facility pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Credit Agreement, dated as of August 2, 2018, by and among Agent, Lenders, and Loan Parties, as amended by Amendment No. 1 to Credit Agreement, dated as of October 30, 2020 and this Amendment No. 2 (and as from time to time further amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Loan Documents”); WHEREAS, the Loan Parties have requested that Agent and Lenders agree to certain amendments to the Credit Agreement, and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein; and WHEREAS, by this Amendment No. 2, Agent, Lenders and Loan Parties intend to evidence such amendments; NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Definitions. For purposes of this Amendment No. 2, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement (including as amended pursuant to Section 2 hereof). 2. Amendments to Credit Agreement. As of the Amendment No. 2 Effective Date: 2.1. The Credit Agreement is hereby amended by deleting the bold, stricken text (indicated textually in the same manner as the following example: stricken text) and adding the bold, underlined

-2- text (indicated textually in the same manner as the following example: underlined text) as set forth in Exhibit A hereto. The amendments provided for in Exhibit A shall not, in any manner, be construed to impair, limit, cancel or extinguish, or constitute a novation in respect of, the Indebtedness and other obligations and liabilities of any Loan Party evidenced by or arising under the Credit Agreement or the other Loan Documents, and the liens and security interests securing such Indebtedness and other obligations and liabilities, which shall not in any manner be impaired, limited, terminated, waived or released but shall continue in full force and effect in favor of Agent and the other Credit Parties (as amended hereby). By executing this Amendment No. 2, the Loan Parties, Agent and Lenders (constituting all Lenders) hereby each consents and agrees to the other amendments and modifications to the Credit Agreement contained in Exhibit A to this Amendment No. 2. 2.2. Each of the Schedules to the Credit Agreement that are specified in Exhibit B hereto are hereby amended and restated in their entirety as set forth in Exhibit B hereto. All references to each of such Schedules to the Credit Agreement in the Credit Agreement or any other Loan Document are hereby amended to refer to the corresponding Schedule included as part of Exhibit B hereto. All other schedules to the Credit Agreement, as in effect immediately prior to the date of this Amendment No. 2, shall continue to constitute Schedules to the Credit Agreement. Exhibit A to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit C hereto. All references to Exhibit A to the Credit Agreement in the Credit Agreement or any other Loan Document are hereby amended to refer to Exhibit A set forth in Exhibit C hereto. All other Exhibits to the Credit Agreement, as in effect immediately prior to the date of this Amendment No. 2, shall continue to constitute Exhibits to the Credit Agreement. 3. Representations and Warranties. Each Loan Party represents and warrants with and to the Credit Parties as follows, which representations and warranties shall survive the execution and delivery hereof: 3.1. The execution, delivery and performance by each Loan Party of this Amendment No. 2 and the other Amendment No. 2 Documents (a) have been duly authorized by all necessary corporate or other organizational action, and (b) does not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (A) any Material Indebtedness to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, (iii) result in or require the creation of any Lien upon any asset of any Loan Party (other than Liens in favor of the Agent under the Security Documents); or (iv) violate any Law, in the case of this clause (iv), except that could not reasonably be expected to have a Material Adverse Effect. 3.2. The agreements and obligations of each Loan Party contained in this Amendment No. 2 and the other Amendment No. 2 Documents to which such Loan Party is a party constitute legal, valid and binding obligations of such Loan Party, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 3.3. All of the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date and except in the case of any representation and warranty qualified by materiality or Material Adverse Effect (or

-3- words of similar import), which shall be true and correct in all respects in accordance with the terms thereof. 3.4. As of the Amendment No. 2 Effective Date, and after giving effect to this Amendment No. 2 and the other Amendment No. 2 Documents to be executed on or about the date hereof, no Default or Event of Default exists or has occurred and is continuing. 4. Conditions Precedent. The amendments contained herein shall only be effective upon satisfaction of each of the following conditions precedent: 4.1. Agent shall have received each of the following, each of which shall be originals, telecopies or other electronic image scan transmission (e.g., “pdf” or “tif” via e-mail) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party or the Lenders, as applicable, each dated the Amendment No. 2 Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment No. 2 Effective Date) and each in form and substance satisfactory to Agent (collectively, the “Amendment No. 2 Documents”): (a) this Amendment No. 2, duly authorized, executed and delivered by the Loan Parties, Agent and each Lender; (b) the Amendment No. 2 Fee Letter, duly authorized, executed and delivered by each Borrower and Agent; (c) the amendment to the Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Chico’s Distribution in favor of Agent dated as of October 30, 2020, in form and substance reasonably satisfactory to Agent, duly authorized, executed and delivered by Chico’s Distribution; (d) the endorsement to the title insurance policy issued to Agent, in form and substance reasonably satisfactory to Agent, to address the amendment to the Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Chico’s Distribution in favor of Agent referred to above; (e) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party evidencing (i) the authority of each Loan Party to enter into this Amendment No. 2 and the other Amendment No. 2 Documents to which such Loan Party is a party or is to become a party and (ii) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment No. 2 and the other Amendment No. 2 Documents to which such Loan Party is a party or is to become a party; (f) (i) either (A) copies of each Loan Party’s Organization Documents and such other documents and certifications necessary to evidence that each Loan Party is duly organized or formed, or (B) a certificate confirming that such Organization Documents and other documents and certifications described in clause (A) hereof most recently delivered by each Loan Party to Agent prior to the date hereof have not been amended, supplemented or otherwise modified and continue to be in full force and effect in the form provided to Agent, and (ii) certificates as to each Loan Party from the applicable Secretary of State (or other similar official) of the jurisdiction of its organization showing that such Loan Party is validly existing and in good standing, dated as of a recent date not more than fifteen (15) days prior to the Amendment No. 2 Effective Date;

-4- (g) an opinion of Morrison & Foerster, counsel to the Loan Parties, addressed to the Agent and each Lender, as to such matters concerning the Loan Parties, this Amendment No. 2 and the other Amendment No. 2 Documents as the Agent may reasonably request and in form and substance reasonably acceptable to the Agent; and (h) a certificate signed by a Responsible Officer of the Lead Borrower certifying (i) that the conditions specified in this Section 4 have been satisfied, (ii) that there has been no event or circumstance since the date of the most recently delivered Audited Financial Statements that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (iii) that the Immaterial Subsidiaries as of the Amendment No. 2 Effective Date satisfy each of the conditions required by the definition of such term and including any calculations of amounts with respect thereto, and (iv) either that (A) no consents, licenses or approvals are required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of Amendment No. 2 and the other Amendment No. 2 Documents to which it is a party, or (B) that all such consents, licenses and approvals have been obtained as of the Amendment No. 2 Effective Date are in full force and effect; 4.2. Agent shall have received (a) all flood hazard determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with respect to such Real Estate as required by the Flood Laws and as otherwise reasonably required by the Agent and (b) Agent shall have received written confirmation from the Lenders that flood insurance due diligence and flood insurance compliance have been completed by the Lenders (such written confirmation not to be unreasonably conditioned, withheld or delayed); 4.3. as of the date of Amendment No. 2, and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing; 4.4. all fees required to be paid to the Agent or the Arranger, as applicable, pursuant to the Amendment No. 2 Fee Letter, on or before the Amendment No. 2 Effective Date pursuant to the Amendment No. 2 Fee Letter shall have been paid in full; and 4.5. the Amendment No. 2 Effective Date shall have occurred on or before February 4, 2022. 5. Effect of Amendment No. 2 and other Amendment No. 2 Documents; Reaffirmation. Except as expressly set forth herein or in the other Amendment No. 2 Documents, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and the Loan Parties shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment No. 2 or any of the other Amendment No. 2 Documents or with respect to the subject matter of this Amendment No. 2. To the extent of conflict between the terms of this Amendment No. 2 and the other Loan Documents, the terms of this Amendment No. 2 shall control. The Credit Agreement (as amended by this Amendment No. 2) and this Amendment No. 2 shall be read and construed as one agreement. This Amendment No. 2 is a Loan Document. The Credit Agreement remains in full force and effect (as amended hereby), and nothing contained in this Amendment No. 2 will constitute a waiver of any right, power or remedy under the Credit Agreement. 6. Expenses. Loan Parties agree to pay on the Amendment No. 2 Effective Date all Credit Party Expenses of Agent and Lenders in connection with the preparation, negotiation, execution, delivery and administration of this Amendment No. 2 in accordance with (and subject to the limitations of) the terms of the Credit Agreement.

-5- 7. Effect of Bankruptcy. The agreements set forth herein shall be applicable both before and after the filing of any petition by or against a Loan Party under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to a Loan Party shall be deemed to apply to a trustee for such Loan Party and such Loan Party as a debtor-in-possession. The rights of Agent and Lenders and the obligations of Loan Parties hereunder shall continue after the filing thereof on the same basis as prior to the date of the petition to the maximum extent permitted by law. 8. Governing Law. The validity, interpretation and enforcement of this Amendment No. 2 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York. 9. Jury Trial Waiver. EACH LOAN PARTY, AGENT AND EACH LENDER PARTY HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 2 OR ANY OF THE OTHER LOAN DOCUMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 2 OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH LOAN PARTY, AGENT AND EACH LENDER PARTY HERETO EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT LOAN PARTIES, AGENT, OR ANY LENDER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 2 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. 10. Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. 11. Waiver, Modification, Etc. No provision or term of this Amendment No. 2 may be modified, altered, waived, discharged or terminated orally or by course of conduct, other than in accordance with Section 10.01 of the Credit Agreement. 12. Further Assurances. Loan Parties shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 2 and the other Amendment No. 2 Documents. 13. Entire Agreement. This Amendment No. 2 and the Credit Agreement represent the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. 14. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 2. 15. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and

-6- the same Amendment No. 2. Delivery of an executed signature page of this Amendment No. 2 by facsimile transmission or electronic photocopy (i.e. “pdf”) shall be effective as delivery of a manually executed counterpart hereof. This Amendment No. 2 and any notices delivered under this Amendment No. 2, may be executed by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment No. 2 or on any notice delivered to Agent under this Amendment No. 2. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[Amendment No. 2 to Credit Agreement (Chico’s)] IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their authorized officers as of the day and year first above written. BORROWERS: CHICO’S FAS, INC. By: /s/ Patrick J. Guido Name: Patrick J. Guido Title: Executive Vice President – Chief Financial Officer SOMA INTIMATES, LLC By: /s/ Patrick J. Guido Name: Patrick J. Guido Title: Executive Vice President – Chief Financial Officer CHICO’S DISTRIBUTION SERVICES, LLC By: /s/ Patrick J. Guido Name: Patrick J. Guido Title: Executive Vice President – Chief Financial Officer CHICO’S RETAIL SERVICES, INC. By: /s/ Patrick J. Guido Name: Patrick J. Guido Title: Executive Vice President – Chief Financial Officer WHITE HOUSE | BLACK MARKET, INC. By: /s/ Patrick J. Guido Name: Patrick J. Guido Title: Executive Vice President – Chief Financial Officer GUARANTORS: CHICO’S RETAIL OPERATIONS, INC. By: /s/ Patrick J. Guido Name: Patrick J. Guido Title: Executive Vice President – Chief Financial Officer CHICO’S BRANDS INVESTMENTS, INC. By: /s/ Patrick J. Guido Name: Patrick J. Guido Title: Executive Vice President – Chief Financial Officer

[Amendment No. 2 to Credit Agreement (Chico’s)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent By: /s/ Peter Foley Name: Peter Foley Title: Its Authorized Signatory

[Amendment No. 2 to Credit Agreement (Chico’s)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Peter Foley Name: Peter Foley Title: Its Authorized Signatory

[Amendment No. 2 to Credit Agreement (Chico’s)] JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Andrew Rossman Name: Andrew Rossman Title: Vice President

[Amendment No. 2 to Credit Agreement (Chico’s)] BANK OF AMERICA, N.A., as a Lender By: /s/ L. Daniel Menendez Name: L. Daniel Menendez Title: Vice President

EXHIBIT A TO AMENDMENT NO. 2 TO CREDIT AGREEMENT [Credit Agreement]

[Execution] EXHIBIT A to Amendment No. 12 to Credit Agreement dated as of October 30February 2, 20202022 CREDIT AGREEMENT Dated as of August 2, 2018 among CHICO’S FAS, INC., as the Parent and Lead Borrower For The Borrowers Named Herein The Guarantors Named Herein WELLS FARGO BANK, NATIONAL ASSOCIATION as Agent, L/C Issuer and Swing Line Lender, and The Other Lenders Party Hereto WELLS FARGO BANK, NATIONAL ASSOCIATION, as Sole Lead Arranger and Sole Bookrunner 6245414.136807015.9

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS ..................................................................... 1 Section 1.01 Defined Terms ....................................................................................................... 1 Section 1.02 Other Interpretive Provisions ........................................................................... 6265 Section 1.03 Accounting Terms. ........................................................................................... 6366 Section 1.04 Rounding .......................................................................................................... 6466 Section 1.05 Times of Day ................................................................................................... 6466 Section 1.06 Letter of Credit Amounts ................................................................................. 6467 Section 1.07 Currency Equivalents Generally ...................................................................... 6467 Section 1.08 Interest Rates .................................................................................................... 6467 ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS ................................................ 6467 Section 2.01 Loans; Reserves. .............................................................................................. 6467 Section 2.02 Borrowings, Conversions and Continuations of Loans. ................................... 6568 Section 2.03 Letters of Credit. .............................................................................................. 6770 Section 2.04 Swing Line Loans. ........................................................................................... 7679 Section 2.05 Prepayments. .................................................................................................... 7881 Section 2.06 Termination or Reduction of Commitments .................................................... 8083 Section 2.07 Repayment of Loans. ....................................................................................... 8184 Section 2.08 Interest. ............................................................................................................ 8184 Section 2.09 Fees .................................................................................................................. 8286 Section 2.10 Computation of Interest and Fees .................................................................... 8386 Section 2.11 Evidence of Debt. ............................................................................................ 8386 Section 2.12 Payments Generally; Agent’s Clawback. ......................................................... 8487 Section 2.13 Sharing of Payments by Lenders ..................................................................... 8588 Section 2.14 Settlement Amongst Lenders. .......................................................................... 8589 Section 2.15 Increase in ABL Commitments. ...................................................................... 8690 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY; APPOINTMENT OF LEAD BORROWER .................................................................................................... 8891 Section 3.01 Taxes. ............................................................................................................... 8891 Section 3.02 Illegality ........................................................................................................... 9094 Section 3.03 Inability to Determine Rates ............................................................................ 9194 Section 3.04 Increased Costs; Reserves on LIBO RateSOFR Loans. ................................... 9194 Section 3.05 Compensation for Losses ................................................................................. 9296 Section 3.06 Mitigation Obligations; Replacement of Lenders. ........................................... 9396 Section 3.07 Survival ............................................................................................................ 9397 Section 3.08 Designation of Lead Borrower as Borrowers’ Agent. ..................................... 9397 ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS ........................................ 9497 Section 4.01 Conditions of Initial Credit Extension ............................................................. 9497 Section 4.02 Conditions to all Credit Extensions .......................................................... 97100 (i) 6807015.9

ARTICLE V REPRESENTATIONS AND WARRANTIES .............................................................. 98101 Section 5.01 Existence, Qualification and Power ............................................................... 98101 Section 5.02 Authorization; No Contravention .................................................................. 98102 Section 5.03 Governmental Authorization; Other Consents ............................................... 98102 Section 5.04 Binding Effect ................................................................................................ 99102 Section 5.05 Financial Statements; No Material Adverse Effect. ....................................... 99102 Section 5.06 Litigation ........................................................................................................ 99103 Section 5.07 No Default ...................................................................................................... 99103 Section 5.08 Ownership of Property; Liens. ..................................................................... 100103 Section 5.09 Environmental Compliance ......................................................................... 100104 Section 5.10 Insurance ...................................................................................................... 101104 Section 5.11 Taxes ............................................................................................................ 101105 Section 5.12 ERISA Compliance. ..................................................................................... 101105 Section 5.13 Subsidiaries; Equity Interests ....................................................................... 102105 Section 5.14 Margin Regulations; Investment Company Act. .......................................... 102106 Section 5.15 Disclosure .................................................................................................... 103106 Section 5.16 Compliance with Laws ................................................................................ 103106 Section 5.17 Intellectual Property; Licenses, Etc. ............................................................ 103106 Section 5.18 Labor Matters ............................................................................................... 103107 Section 5.19 Security Documents ..................................................................................... 104107 Section 5.20 Solvency....................................................................................................... 104108 Section 5.21 Deposit Accounts; Credit Card Arrangements. ............................................ 104108 Section 5.22 Brokers ......................................................................................................... 105108 Section 5.23 Customer and Trade Relations ..................................................................... 105108 Section 5.24 Material Contracts ........................................................................................ 105108 Section 5.25 Casualty ....................................................................................................... 105108 Section 5.26 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. 105108 ARTICLE VI AFFIRMATIVE COVENANTS ................................................................................ 105109 Section 6.01 Financial Statements .................................................................................... 106109 Section 6.02 Certificates; Other Information .................................................................... 107110 Section 6.03 Notices ......................................................................................................... 109112 Section 6.04 Payment of Obligations................................................................................ 110113 Section 6.05 Preservation of Existence, Etc. .................................................................... 110114 Section 6.06 Maintenance of Properties ........................................................................... 111114 Section 6.07 Maintenance of Insurance. ........................................................................... 111114 Section 6.08 Compliance with Laws ................................................................................ 112115 Section 6.09 Books and Records; Accountants. ............................................................... 112116 Section 6.10 Inspection Rights. ........................................................................................ 113116 Section 6.11 Use of Proceeds ........................................................................................... 114117 Section 6.12 Additional Loan Parties ............................................................................... 114118 Section 6.13 Cash Management. ....................................................................................... 115118 Section 6.14 Information Regarding the Collateral. ......................................................... 117120 Section 6.15 Physical Inventories. .................................................................................... 117121 Section 6.16 Environmental Laws .................................................................................... 118121 Section 6.17 Further Assurances. ..................................................................................... 118121 Section 6.18 Compliance with Terms of Leaseholds ........................................................ 119122 Section 6.19 Reserved....................................................................................................... 119122 (ii) 6807015.9

(iii) 6807015.9 Section 6.20 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. 119122 ARTICLE VII NEGATIVE COVENANTS ..................................................................................... 119122 Section 7.01 Liens ............................................................................................................ 119123 Section 7.02 Investments .................................................................................................. 120123 Section 7.03 Indebtedness; Disqualified Stock. ................................................................ 120123 Section 7.04 Fundamental Changes .................................................................................. 120123 Section 7.05 Dispositions ................................................................................................. 121124 Section 7.06 Restricted Payments ..................................................................................... 121124 Section 7.07 Prepayments of Indebtedness ....................................................................... 121125 Section 7.08 Change in Nature of Business ...................................................................... 122125 Section 7.09 Transactions with Affiliates or Related Parties ............................................ 122125 Section 7.10 Sale and Leaseback Transactions ................................................................. 123126 Section 7.11 Burdensome Agreements ............................................................................. 123126 Section 7.12 Use of Proceeds ........................................................................................... 124127 Section 7.13 Amendment of Material Documents ............................................................ 124127 Section 7.14 Fiscal Year ................................................................................................... 124127 Section 7.15 Deposit Accounts; Credit Card Processors .................................................. 124127 Section 7.16 Excess Availability ...................................................................................... 124127 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES .......................................................... 124127 Section 8.01 Events of Default ......................................................................................... 124127 Section 8.02 Remedies Upon Event of Default ................................................................ 127130 Section 8.03 Application of Funds.................................................................................... 128131 ARTICLE IX THE AGENT .............................................................................................................. 130133 Section 9.01 Appointment and Authority ......................................................................... 130133 Section 9.02 Rights as a Lender ........................................................................................ 130133 Section 9.03 Exculpatory Provisions ................................................................................ 130133 Section 9.04 Reliance by Agent ........................................................................................ 131134 Section 9.05 Delegation of Duties .................................................................................... 131134 Section 9.06 Resignation of Agent ................................................................................... 131135 Section 9.07 Non-Reliance on Agent and Other Lenders ................................................. 132135 Section 9.08 No Other Duties, Etc. ................................................................................... 132136 Section 9.09 Agent May File Proofs of Claim .................................................................. 133136 Section 9.10 Collateral and Guaranty Matters .................................................................. 133136 Section 9.11 Notice of Transfer ........................................................................................ 134137 Section 9.12 Reports and Financial Statements ................................................................ 134137 Section 9.13 Agency for Perfection .................................................................................. 134138 Section 9.14 Indemnification of Agent ............................................................................. 135138 Section 9.15 Relation among Lenders .............................................................................. 135138 Section 9.16 Defaulting Lenders. ..................................................................................... 135138 ARTICLE X MISCELLANEOUS .................................................................................................... 137140 Section 10.01 Amendments, Etc. ........................................................................................ 137140 Section 10.02 Notices; Effectiveness; Electronic Communications. .................................. 139143

(iv) 6807015.9 Section 10.03 No Waiver; Cumulative Remedies .............................................................. 141144 Section 10.04 Expenses; Indemnity; Damage Waiver. ....................................................... 141144 Section 10.05 Payments Set Aside ..................................................................................... 143146 Section 10.06 Successors and Assigns................................................................................ 143146 Section 10.07 Treatment of Certain Information; Confidentiality ...................................... 147150 Section 10.08 Right of Setoff ............................................................................................. 147151 Section 10.09 Interest Rate Limitation ............................................................................... 148151 Section 10.10 Counterparts; Integration; Effectiveness ...................................................... 148151 Section 10.11 Survival ........................................................................................................ 148152 Section 10.12 Severability .................................................................................................. 149152 Section 10.13 Replacement of Lenders .............................................................................. 149152 Section 10.14 Governing Law; Jurisdiction; Etc. ............................................................... 149153 Section 10.15 Waiver of Jury Trial ..................................................................................... 150154 Section 10.16 No Advisory or Fiduciary Responsibility .................................................... 151154 Section 10.17 USA PATRIOT Act Notice ......................................................................... 151154 Section 10.18 Foreign Asset Control Regulations .............................................................. 151155 Section 10.19 Time of the Essence ..................................................................................... 152155 Section 10.20 [Reserved] .................................................................................................... 152155 Section 10.21 Press Releases .............................................................................................. 152155 Section 10.22 Additional Waivers. ..................................................................................... 152155 Section 10.23 No Strict Construction ................................................................................. 154157 Section 10.24 Attachments ................................................................................................. 154157 Section 10.25 Keepwell ...................................................................................................... 154157 Section 10.26 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ................................................................................................... 155157 Section 10.27 Acknowledgement Regarding Any Supported QFCs .................................. 155158 Section 10.28 Erroneous Payments........................................................................................... 158 SIGNATURES ....................................................................................................................... S-1

(v) 6807015.9 SCHEDULES 1.01 Immaterial Subsidiaries 2.01 Commitments and Applicable Percentages 5.01 Loan Parties Organizational Information 5.05 Material Indebtedness 5.08(b)(1) Owned Real Estate 5.08(b)(2) Leased Real Estate 5.09 Environmental Matters 5.10 Insurance 5.13 Subsidiaries; Other Equity Investments; Equity Interests in the Borrowers 5.17 Intellectual Property Matters 5.18 Collective Bargaining Agreements 5.21(a) DDAs 5.21(b) Credit Card Arrangements 5.24 Material Contracts 6.02 Financial and Collateral Reporting 7.01 Existing Liens 7.02 Existing Investments 7.03 Existing Indebtedness 7.09 Affiliate Transactions 10.02 Agent Payment Account; Certain Addresses for Notices EXHIBITS Form of A LIBO Rate LoanSOFR Notice B Swing Line Loan Notice C-1 ABL Note C-2 Swing Line Note C-3 FILO Note D Compliance Certificate E Assignment and Assumption F Borrowing Base Certificate G Credit Card Notification H Bank Product Provider Agreement

-1- 6807015.9 CREDIT AGREEMENT This CREDIT AGREEMENT (“Agreement”) is entered into as of August 2, 2018, among CHICO’S FAS, INC., a Florida corporation (referred to herein as either “Parent” or the “Lead Borrower”), SOMA INTIMATES, LLC, a Florida limited liability company (“Soma”), CHICO’S DISTRIBUTION SERVICES, LLC, a Georgia limited liability company (“Chico’s Distribution”), CHICO’S RETAIL SERVICES, INC., a Florida corporation (“Chico’s Retail”), WHITE HOUSE | BLACK MARKET, INC., a Florida corporation (“WHBM”, and together with Lead Borrower, Soma, Chico’s Distribution, Chico’s Retail and any other Person that becomes party hereto as a borrower after the date hereof, individually a “Borrower” and collectively, the “Borrowers”), CHICO’S RETAIL OPERATIONS, INC., a Florida corporation (“Chico’s Operations”) and CHICO’S BRANDS INVESTMENTS, INC., a Florida corporation (“Chico’s Brands”, and together with Chico’s Operations any other Person that becomes a party hereto as a guarantor after the date hereof, individually, a “Guarantor” and collectively, “Guarantors”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, L/C Issuer and Swing Line Lender. The Borrowers have requested that the Lenders provide a revolving credit facility, and the Lenders have indicated their willingness to lend and the L/C Issuer has indicated its willingness to issue Letters of Credit, in each case on the terms and conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “ABL Borrowing” means a borrowing consisting of simultaneous ABL Loans of the same Type and, in the case of LIBO RateSOFR Loans, having the same Interest Period made by each of the ABL Lenders pursuant to Section 2.01(a). “ABL Borrowing Base” means, at any time of calculation, an amount equal to: (a) ninety percent (90%) multiplied by the Eligible Credit Card Receivables; plus (b) ninety percent (90%) multiplied by the Eligible Wholesale Receivables; plus (c) ninety percent (90%) of the Net Recovery Percentage of Eligible Inventory multiplied by the Cost of such Eligible Inventory (provided, that, in no event will the aggregate amount of Eligible In-Transit Inventory included in the ABL Borrowing Base at any time exceed twenty-five percent (25%) of the amount of Eligible Inventory), plus (d) fifty percent (50%) of the Appraised Value of Eligible Real Estate as such Appraised Value is identified in the most recent Acceptable Appraisal of Real Estate at such time (provided, that, in no event will the aggregate amount of Eligible Real Estate included in the ABL Borrowing Base at any time exceed twenty-five percent (25%) of the amount of the ABL Borrowing Base at such time), less (e) the FILO Push Down Reserve, less

-2- 6807015.9 (f) the amount of other Reserves. “ABL Commitment” means, as to each ABL Lender, its obligation to (a) make ABL Loans to the Borrowers pursuant to Section 2.01(a) through (d), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth under the column heading “ABL Commitment” opposite such ABL Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such ABL Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the Amendment No. 1 Effective Date, the aggregate amount of the ABL Commitments is $285,000,000. “ABL Lender” means each Lender having an ABL Commitment from time to time. “ABL Loan” has the meaning specified in Section 2.01(a). “ABL Loan Cap” means, at any time of determination, the lesser of (a) the Aggregate ABL Commitments or (b) the ABL Borrowing Base. “ABL Note” means a promissory note made by the Borrowers in favor of an ABL Lender evidencing ABL Loans made by such ABL Lender, substantially in the form of Exhibit C-1, as each may be amended, supplemented or modified from time to time. “Acceptable Document of Title” means, with respect to any Inventory, except as Agent may otherwise agree (or to the extent otherwise provided in the definition of the term Eligible In-Transit Inventory), a tangible, negotiable bill of lading or other Document (as defined in the UCC) that (a) is issued by a common carrier which is not an Affiliate of the Approved Foreign Vendor or any Loan Party which is in actual possession of such Inventory, (b) is issued to the order of a Loan Party or, if so requested by the Agent, to the order of the Agent, (c) names the Agent as a notify party and bears a conspicuous notation on its face of the Agent’s security interest therein, (d) is not subject to any Lien (other than in favor of the Agent), and (e) is on terms otherwise reasonably acceptable to the Agent. “ACH” means automated clearing house transfers. “Acceptable Appraisal” means, with respect to an appraisal of Real Estate, the most recent appraisal of such property received by Agent (a) from an appraisal company satisfactory to Agent, (b) the scope and methodology (including, to the extent relevant, any sampling procedure employed by such appraisal company) of which are satisfactory to Agent and the Lenders and (c) complying with the requirements of FIRREA. “Accommodation Payment” as defined in Section 10.22(d). “Account” means “accounts” as defined in the UCC, and also means a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, (c) for a policy of insurance issued or to be issued, (d) for a secondary obligation incurred or to be incurred, (e) for energy provided or to be provided, (f) for the use or hire of a vessel under a charter or other contract, (g) arising out of the use of a credit or charge card or information contained on or for use with the card, or (h) as winnings in a lottery or other game of chance operated or sponsored by a state, governmental unit of a state, or person licensed or authorized to operate the game by a state or governmental unit of a state. The term “Account” includes health-care-insurance receivables.

-3- 6807015.9 “Acquisition” means, with respect to any Person (a) an investment in, or a purchase of, a Controlling interest in the Equity Interests of any other Person, (b) a purchase or other acquisition of all or substantially all of the assets or properties of, another Person or of any business unit, division or line of business of another Person, (c) any merger or consolidation of such Person with any other Person or other transaction or series of transactions resulting in the acquisition of all or substantially all of the assets, or of any business unit, division or line of business of another Person, or a Controlling interest in the Equity Interests, of any Person, or (d) any acquisition of Store locations of any Person, provided, that, for purposes of this clause (d), entering into a Lease for a new Store location in the ordinary course of business shall not be deemed to be an acquisition of such Store location unless it is in connection with an acquisition of other related assets. “Act” shall have the meaning provided in Section 10.18. “Additional ABL Lender” shall have the meaning provided in Section 2.15. “Adjusted LIBO Rate” means: (a) for any Interest Period with respect to any LIBO Borrowing, an interest rate per annum equal to (i) the LIBO Rate for such Interest Period multiplied by (ii) the Statutory Reserve Rate; and (b) for any interest rate calculation with respect to any Base Rate Loan, an interest rate per annum equal to (i) the LIBO Rate for an Interest Period commencing on the date of such calculation and ending on the date that is thirty (30) days thereafter multiplied by (ii) the Statutory Reserve Rate. The Adjusted LIBO Rate will be adjusted automatically as of the effective date of any change in the Statutory Reserve Rate. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent” means Wells Fargo in its capacity as administrative agent and collateral agent under any of the Loan Documents, or any successor thereto. “Agent Parties” shall have the meaning specified in Section 10.02(c). “Agent Payment Account” means the Agent’s address and account as set forth on Schedule 10.02, or such other address or account as the Agent may from time to time notify the Lead Borrower and the Lenders. “Aggregate ABL Commitments” means the aggregate of the ABL Commitments of all ABL Lenders. As of the Amendment No. 1 Effective Date, the Aggregate ABL Commitments are $285,000,000. “Aggregate Commitments” means the sum of the Aggregate ABL Commitments and the Aggregate FILO Commitments.

-4- 6807015.9 “Aggregate FILO Commitments” means the aggregate of the FILO Commitments of all FILO Lenders. As of the Amendment No. 1 Effective Date, the Aggregate FILO Commitments are $15,000,000. “Agreement” means this Credit Agreement. “Allocable Amount” has the meaning specified in Section 10.22(d). “Amendment No. 1” means Amendment No. 1 to Credit Agreement, dated as of the Amendment No. 1 Effective Date, by and among Agent, the Lenders party thereto, Borrowers and the other parties thereto, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. “Amendment No. 1 Documents” shall have the meaning set forth in Section 4.1 of Amendment No. 1. “Amendment No. 1 Effective Date” means October 30, 2020. “Amendment No. 1 Fee Letter” means the fee letter, dated as of the Amendment No. 12 Effective Date, by and among Agent and Lead Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. “Amendment No. 2” means Amendment No. 2 to Credit Agreement, dated as of the Amendment No. 2 Effective Date, by and among Agent, the Lenders party thereto, Borrowers and the other parties thereto, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. “Amendment No. 2 Documents” shall have the meaning set forth in Section 4.1 of Amendment No. 2. “Amendment No. 2 Effective Date” means February 2, 2022. “Amendment No. 2 Fee Letter” means the fee letter, dated as of the Amendment No. 2 Effective Date, by and among Agent and Lead Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. “Anti-Corruption Laws” means the FCPA, the U.K. Bribery Act of 2010, as amended, and all other applicable laws and regulations or ordinances concerning or relating to bribery, money laundering or corruption in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business. “Anti-Money Laundering Laws” means the applicable laws or regulations in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Commitment Fee Percentage” means (a) three-eighths of one percent (0.375%) if the Quarterly Average Excess Availability is greater than seventy-five percent (75.0%) of the Aggregate Commitments, and (b) one-quarter of one percent (0.25%) if the Quarterly Average Excess Availability is equal to or less than seventy-five percent (75.0%) of the Aggregate Commitments.

"Applicable Lenders" means the Required Lenders, Required ABL Lenders, the Supermajority ABL Lenders, the Required FILO Lenders, the Supermajority FILO Lenders, all affected Lenders, or all Lenders, as the context may require.

"Applicable Margin" means (a) for FILO Loans, four(i) as to FILO Loans for which interest is calculated based on the Base Rate, the Applicable Margin for FILO Loans that are Base Rate Loans below, and one-half percent (4.5%(ii) per annumas to FILO Loans for which interest is calculated based on Term SOFR, the Applicable Margin for FILO Loans which are Term SOFR Loans below and (b) for ABL Loans, (i) as to ABL Loans for which interest is calculated based on the Base Rate, the Applicable Margin for ABL Loans which are Base Rate Loans below, and (ii) as to ABL Loans for which interest is calculated based on Adjusted LIBO RateTerm SOFR, the Applicable Margin or LIBO Ratefor ABL Loans which are Term SOFR Loans below, in each case, determined for each Fiscal Quarter based upon the Quarterly Average Excess Availability for the immediately preceding Fiscal Quarter:

Tier	Quarterly Average Excess Availability	Applicable Margin for ABL Loans which are Term SOFR Loans	Applicable Margin for ABL Loans which are LIBOBase Rate Loans	Applicable Margin for FILO Loans which are Term SOFR Loans	Applicable Margin for FILO Loans which are Base Rate Loans
1	Greater than or equal to 50.075.0% of the Aggregate Commitments	1.35%	2.25% 0.25%	3.35%	1.25% 2.25%
2	Less than 50.0or equal to 75.0% of the Aggregate Commitments and greater than 25% of the Aggregate Commitments	1.60%	2.50% 0.50%	3.60%	1.50%2.50%
3	Less than or equal to 25.0% of the Aggregate Commitments	1.85%	0.75%	3.85%	2.75%

Provided, that, (i) :

(i) the Applicable Margin for ABL Loans shall be calculated and established once each Fiscal Quarter and shall remain in effect until adjusted for the next Fiscal Quarter, (ii)

(ii) each adjustment of the Applicable Margin shall be effective as of the first day of each such Fiscal Quarter based on the Quarterly Average Excess Availability for the immediately preceding Fiscal Quarter,

(iii) notwithstanding anything to the contrary contained herein, for any SOFR Loan with an Interest Period of six (iii6) months, the Applicable Margin set forth in the table above shall be increased by 30 basis points as follows:

Tier	Quarterly Average Excess Availability	Applicable Margin for ABL Loans	Applicable Margin for FILO Loans

-5-

6807015.9

-6- 6807015.9 which are Term SOFR Loans which are Term SOFR Loans 1 Greater than 75.0% of the Aggregate Commitments 1.65% 3.65% 2 Less than or equal to 75.0% of the Aggregate Commitments and greater than 25% of the Aggregate Commitments 1.90% 3.90% 3 Less than or equal to 25.0% of the Aggregate Commitments 2.15% 4.15% (iv) notwithstanding anything to the contrary contained herein, (A) for the period from the Closing Date until the last day of the first full Fiscal Quarter immediately following the Closing Date, the Applicable Margin for ABL Loans shall be based on the applicable percentage set forth in Tier 2, and (B) for the period from the Amendment No. 2 Effective Date until the last day of the first full Fiscal Quarter immediately following the Amendment No. 2 Effective Date, the Applicable Margin for ABL Loans and the Applicable Margin for FILO Loans shall in each case be based on the applicable percentage set forth in Tier 2, and (iv) (v) in the event that Lead Borrower fails to provide any Borrowing Base Certificate or other information with respect thereto for any period on the date required hereunder, effective as of the date on which such Borrowing Base Certificate or other information was otherwise required, at Agent’s option, the Applicable Margin for ABL Loans and FILO Loans shall be based on the highest rate above for ABL Loans and FILO Loans, as applicable, until the next Business Day after a Borrowing Base Certificate or other information is provided for the applicable period at which time the Applicable Margin shall be adjusted as otherwise provided herein. In the event that at any time after the end of any Fiscal Quarter the Quarterly Average Excess Availability for such Fiscal Quarter used for the determination of the Applicable Margin was greater than the actual amount of the Quarterly Average Excess Availability for such period as a result of the inaccuracy of information provided by or on behalf of any Borrower to Agent for the calculation of Excess Availability, the Applicable Margin for such period shall be adjusted to the applicable percentage based on such actual Quarterly Average Excess Availability and any additional interest for the applicable period as a result of such recalculation shall be promptly paid to Agent after written request for such payment. The foregoing shall not be construed to limit the rights of Agent or Lenders with respect to the amount of interest payable after a Default or Event of Default whether based on such recalculated percentage or otherwise. “Applicable ABL Percentage” means with respect to any ABL Lender at any time, the fraction, expressed as a percentage (carried out to the ninth decimal place) (a) the numerator of which is such

-7- 6807015.9 Lender’s ABL Commitment and (b) the denominator of which is the Aggregate ABL Commitments at such time, provided, that, if the ABL Commitments have been terminated or expired, then the Applicable ABL Percentage shall be determined based on the Applicable ABL Percentage of such Lender most recently in effect prior to any such termination or expiration, giving effect to any subsequent assignments. The initial Applicable ABL Percentage of each ABL Lender is set forth under the column heading “Applicable ABL Percentage” opposite the name of such ABL Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such ABL Lender becomes a party hereto, as applicable. “Applicable FILO Percentage” means with respect to any FILO Lender at any time, the fraction, expressed as a percentage (carried out to the ninth decimal place) (a) the numerator of which is such Lender’s FILO Commitment and (b) the denominator of which is the Aggregate FILO Commitments at such time, provided, that, if the FILO Commitments have been terminated or expired, then the Applicable FILO Percentage shall be determined based on the Applicable FILO Percentage of such Lender most recently in effect prior to any such termination or expiration, giving effect to any subsequent assignments. The initial Applicable FILO Percentage of each FILO Lender is set forth under the column heading “Applicable FILO Percentage” opposite the name of such FILO Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such FILO Lender becomes a party hereto, as applicable. “Applicable Percentage” means with respect to any Lender at any time, the fraction, expressed as a percentage (carried out to the ninth decimal place) (a) the numerator of which is the sum of such Lender’s ABL Commitment at such time plus such Lender’s FILO Commitment at such time and (b) the denominator of which is the Aggregate Commitments at such time, provided, that, if the ABL Commitments or FILO Commitments, as the case may be, have been terminated or expired, then the Applicable Percentage shall be determined based on the Applicable Percentage of such Lender most recently in effect prior to any such termination or expiration, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth under the column heading “Applicable Percentage” opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “Appraised Value” means (a) with respect to Eligible Inventory, the appraised orderly liquidation value, net of costs and expenses to be incurred in connection with any such liquidation, which value is expressed as a percentage of Cost of Eligible Inventory as set forth in the inventory stock ledger of the Borrowers, which value shall be determined from time to time by the most recent appraisal undertaken by an independent appraiser engaged by Agent, or (b) with respect to Eligible Real Estate, the fair market value of the applicable Eligible Real Estate as set forth in the most recent Acceptable Appraisal of Eligible Real Estate; provided that the Appraised Value of Eligible Real Estate shall in no event exceed the maximum amount of the Obligations at any time specified to be secured by a Mortgage thereon (including after giving effect to any amendment to such Mortgage to increase the amount of the Obligations secured thereby). “Approved Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, (c) an entity or an Affiliate of an entity that administers or manages a Lender or (d) the same investment advisor or an advisor under common control with such Lender, Affiliate or advisor, as applicable. “Approved Foreign Vendor” means a Foreign Vendor which (a) is located in any country so long as such Foreign Vendor is not a Sanctioned Person or a Sanctioned Entity, (b) has received timely payment or performance of all obligations owed to it by the Loan Parties, (c) has not asserted and has no right to assert any reclamation, repossession, diversion, stoppage in transit, Lien or title retention rights in respect of such

-8- 6807015.9 Inventory, and (d), if so requested by the Agent, has entered into and is in full compliance with the terms of a Foreign Vendor Agreement. “Arranger” means Wells Fargo Bank, National Association, in its capacity as sole lead arranger and sole book manager. “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Agent, in substantially the form of Exhibit E or any other form approved by the Agent. “Audited Financial Statements” means the audited consolidated balance sheet of the Parent and its Subsidiaries for the Fiscal Year ended February 1, 2020, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Year of the Parent and its Subsidiaries, including the notes thereto. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a ) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.08(e)(iv). “Availability Period” means the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate ABL Commitments pursuant to Section 2.06, and (c) the date of termination of the commitment of each ABL Lender to make ABL Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part 1 of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Product Obligations” means any obligation on account of any transaction with a Bank Product Provider, which arises out of any Bank Product entered into with any Loan Party and any such Person, as each may be amended from time to time; provided, that, in order for any item described in the definition of Bank Products to be the basis for “Bank Product Obligations”, (a) if the applicable Bank Product Provider is Wells Fargo or its Affiliates, then, if reasonably requested by the Agent, the Agent shall have received a Bank Product Provider Letter Agreement within ten (10) Business Days (or such longer period as the Agent may agree) after the date of such request, or (b) if the applicable Bank Product Provider

-9- 6807015.9 is any other Person, the Agent shall have received a Bank Product Provider Letter Agreement on the Closing Date in the case of any Bank Product in effect on the Closing Date or within ten (10) Business Days (or such longer period as the Agent may agree) after the date of the provision of the applicable Bank Product to any Loan Parties or their Subsidiaries, as applicable. “Bank Product Provider” means any Lender or any Affiliate of any Lender (determined at the time the relevant Bank Product Letter Agreement is entered into) that provides any Bank Products or Cash Management Services to a Loan Party. “Bank Product Provider Letter Agreement” means a letter agreement, which shall be substantially in the form of Exhibit H, duly executed by the applicable Bank Product Provider, the applicable Borrower, and the Agent. “Bank Products” means any services ofor facilities provided to any Loan Party by any Lender or any Affiliate of any Lender (but excluding Cash Management Services), including, without limitation, on account of (a) Swap Contracts, (b) merchant services constituting a line of credit, (c) leasing, (d) Factored Receivables, and (e) supply chain finance services including, without limitation, trade payable services and supplier accounts receivable purchases. “Bank Product Reserves” means, as of any date of determination, those Reserves that Agent deems necessary or appropriate to establish in respect of Bank Products then provided or outstanding (based upon the applicable Bank Product Provider’s determination of the liabilities and obligations of each Loan Party and its Subsidiaries in respect of Bank Product Obligations owing to it and subject to the terms of the Bank Product Provider Letter Agreement). “Base Rate” means, for any date, a rate per annum equal to the greatest of (a) the Federal Funds Rate plus one-half percent (.50%), (b) the Adjusted LIBO RateTerm SOFR (which rate shall be calculated based upon an Interest Period of threeone (31) monthsmonth and shall be determined on a daily basis), plus one (1) percentage point, provided that this clause (b) shall not be applicable during any period in which Term SOFR is unavailable or unascertainable and (c) the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate”, with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate (and, if any such announced rate is below zero, then the rate determined pursuant to this clause (c) shall be deemed to be zero). “Base Rate Loan” means each portion of a Loan that bears interest based onat a rate determined by reference to the Base Rate. “Base Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Benchmark” means, initially, the Term SOFR Reference Rate; provided, that, if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.08(e)(i). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by Agent and Lead Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate

-10- 6807015.9 or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate of interest as a replacement tofor the LIBO Rate for United States dollarthen-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided, that, if thesuch Benchmark Replacement as so determined would be less than 0.75%the Floor, thesuch Benchmark Replacement shall be deemed to be 0.75%the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the LIBO Ratethen-current Benchmark with an Unadjusted Benchmark Replacement for eachany applicable Interest PeriodAvailable Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Agent and Lead Borrower giving due consideration to (ia) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Ratesuch Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (iib) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Ratesuch Benchmark with the applicable Unadjusted Benchmark Replacement for United States dollarDollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest and other administrative matters) that Agent (in consultation with Lead Borrower) decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion of such market practice is not administratively feasible or if Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as Agent in consultation with Lead Borrower decides is reasonably necessary in connection with the administration of this Agreement). “Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBO Ratethen-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event“Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the LIBO Rate permanently or indefinitely ceases to provide the LIBO Ratepublished component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date ofon which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the publicmost recent statement or publication of information referenced thereinin such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

-11- 6807015.9 “Benchmark Transition Event For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBO Ratethen-current Benchmark: (a) (a) a public statement or publication of information public statement or publication of information by or on behalf of the administrator of such Benchmark (or the LIBO Ratepublished component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide the LIBO Rateall Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rateany Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Ratesuch Benchmark (or the published component used in the calculation thereof), the Board of Governors, the Federal Reserve SystemBank of the United States (or any successor)New York, an insolvency official with jurisdiction over the administrator for the LIBO Ratesuch Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the LIBO Ratesuch Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Ratesuch Benchmark (or such component), which states that the administrator of the LIBO Ratesuch Benchmark (or such component) has ceased or will cease to provide the LIBO Rateall Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rateany Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate announcing that the LIBO Rate is no longersuch Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if the then-current Benchmark has any Available Tenors, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means (a), in the case of a Benchmark Transition Event, the earlier of (ia) the applicable Benchmark Replacement Date and (iib) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the ninetieth (90th) day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than ninety (90) days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by Agent or the Required Lenders, as applicable, by notice to Lead Borrower, Agent (in the case of such notice by the Required Lenders) and the Lenders.

-12- 6807015.9 “Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate and solely to the extent that the LIBO Rate has not been replaced with a Benchmark Replacement, the period (if any) (a) beginning at the time that sucha Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBO Ratethen-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.08(de) and (b) ending at the time that a Benchmark Replacement has replaced the LIBO Ratethen-current Benchmark for all purposes hereunder pursuant toand under any Loan Document in accordance with Section 2.08(de). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. §1010.230. “BHC Act Affiliate” of a Person means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person. “Blocked Account” has the meaning provided in Section 6.13(a)(ii). “Blocked Account Agreement” means with respect to an account established by a Loan Party, an agreement, in form and substance satisfactory to the Agent, establishing control, pursuant to Section 9-104 of the UCC or other applicable section of the UCC, of such account by the Agent and whereby the bank maintaining such account agrees, upon the occurrence and during the continuance of a Cash Dominion Event, to comply only with the instructions originated by the Agent without the further consent of any Loan Party. “Blocked Account Bank” means each bank with whom deposit accounts are maintained in which any funds of any of the Loan Parties from one or more DDAs are concentrated and with whom a Blocked Account Agreement has been, or is required to be, executed in accordance with the terms hereof. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowers” has the meaning assigned to such term in the preamble of this Agreement. “Borrowing” means an ABL Borrowing, a Swing Line Borrowing or a FILO Borrowing, as the context may require. “Borrowing Base Certificate” means a certificate substantially in the form of Exhibit F hereto (with such changes therein as may be required by the Agent to reflect the components of and reserves against the ABL Borrowing Base and FILO Borrowing Base as provided for hereunder from time to time), executed and certified as accurate and complete by a Responsible Officer of the Lead Borrower, which shall include appropriate exhibits, schedules, supporting documentation, and additional reports as reasonably requested by the Agent. “Business” means an omni-channel specialty retailer of women’s private branded, sophisticated, casual-to-dressy apparel, intimates and complementary accessories. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Agent Payment Account is located and, if such day relates to any LIBO Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank market.

-13- 6807015.9 “Capital Expenditures” means, with respect to any Person for any period, without duplication, (a) all expenditures made (whether made in the form of cash or other property) or costs incurred for the acquisition or improvement of fixed or capital assets of such Person (excluding normal replacements and maintenance which are properly charged to current operations), in each case that are (or should be) set forth as capital expenditures in a Consolidated statement of cash flows of such Person for such period, in each case prepared in accordance with GAAP, and (b) Capital Lease Obligations incurred by a Person during such period. “Capital Lease Obligations” means, with respect to any Person for any period, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as liabilities on a balance sheet of such Person under GAAP and the amount of which obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Collateral Account” means a non-interest bearing account established by one or more of the Loan Parties with Wells Fargo, and in the name of, the Agent (or as the Agent shall otherwise direct) and under the sole and exclusive dominion and control of the Agent, in which deposits are required to be made in accordance with Section 2.03(k) or 8.02(c). “Cash Collateralize” has the meaning specified in Section 2.03(k). Derivatives of such term have corresponding meanings. “Cash Dominion Event” means at any time that (a) Excess Availability is less than the greater of (i) $40,500,00030,000,000 or (ii) fifteen percent (15%) of the Loan Cap, or (b) an Event of Default exists or has occurred and is continuing; provided, that, (i) to the extent that the Cash Dominion Event has occurred due to clause (a) of this definition, if Excess Availability shall be equal to or greater than the applicable amount for at least thirty (30) consecutive days thereafter, the Cash Dominion Event shall no longer be deemed to exist or be continuing until such time as Excess Availability may again be less than the applicable amount provided for in clause (a) of this definition, (ii) to the extent that the Cash Dominion Event has occurred due to clause (b) of this definition, if such Event of Default is cured or waived or otherwise no longer exists for a period of at least thirty (30) consecutive days, the Cash Dominion Event shall no longer be deemed to exist or be continuing and (iii) a Cash Dominion Event may not be cured as contemplated by clause (i) or (ii) above more than two (2) times in any twelve (12) month period or more than four (4) times during the term of this Agreement. “Cash Equivalents” means (a) readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than three hundred sixty (360) days from the date of acquisition thereof; provided, that, the full faith and credit of the United States of America is pledged in support thereof; (b) commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than two hundred seventy (270) days from the date of acquisition thereof; (c) time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $500,000,000, in each case with maturities of not more than one (1) year from the date of acquisition thereof; (d) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above (without regard to the limitation on maturity contained in

-14- 6807015.9 such clause) and entered into with a financial institution satisfying the criteria described in clause (c) above or with any primary dealer and having a market value at the time that such repurchase agreement is entered into of not less than one hundred percent (100%) of the repurchase obligation of such counterparty entity with whom such repurchase agreement has been entered into; (e) Investments, classified in accordance with GAAP as current assets of the Loan Parties, in any money market fund, mutual fund, or other investment companies that (i) are registered under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s, and (iii) have portfolio assets of at least $5,000,000,000 and (f) any other investments permitted by the Lead Borrower’s investment policy as approved by its board of directors and as such policy is in effect, and as disclosed to Agent, prior to the Effective Date and as such policy may be amended, restated, supplemented or otherwise modified from time to time with the consent of Agent, such consent shall not be unreasonably withheld and shall be deemed to be provided unless Agent objects thereto within ten (10) Business Days of receiving notice of any such amendment, restatement, supplement or other modification. “Cash Management Reserves” means such reserves as the Agent, from time to time, determines in its Permitted Discretion as being appropriate to reflect the reasonably anticipated liabilities and obligations of the Loan Parties with respect to Cash Management Services then provided or outstanding. “Cash Management Services” means any cash management services or facilities provided to any Loan Party by any Lender or any Affiliate of any Lender, including, without limitation: (a) ACH transactions, (b) controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) credit or debit cards, (d) credit card processing services, and (e) purchase cards. “CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq. “CERCLIS” means the Comprehensive Environmental Response, Compensation, and Liability Information System maintained by the United States Environmental Protection Agency. “CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority, (c) any new, or adjustment to, requirements prescribed by the Board of Governors for “Eurocurrency Liabilities” (as defined in Regulation D of the Board of Governors), requirements imposed by the Federal Deposit Insurance Corporation, or similar requirements imposed by any domestic or foreign governmental authority or resulting from compliance by Agent or any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority and related in any manner to SOFR, the Term SOFR Reference Rate or Term SOFR, or (cd) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than thirty-five

-15- 6807015.9 percent (3535.0%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Parent; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of Parent by Persons who were not either (i) nominated by the board of directors of Parent (or, in the event of any merger, consolidation or reorganization the principal purpose of which is to form a holding company or effect a similar reorganization as to form, the board of directors of Parent) or (ii) appointed by directors so nominated or (iii) approved by the board of directors of Parent as candidates for directors prior to their election; (c) Parent fails at any time to own, directly or indirectly, one hundred percent (100100.0%) of the Equity Interests of each other Loan Party free and clear of all Liens (other than the Liens in favor of the Agent and other than Permitted Encumbrances described in clause (a) or clause (e) of the definition of such term), except where such failure is as a result of a transaction permitted by the Loan Documents; or (d) the occurrence of a change in control, or other similar provision, as defined in any agreement or instrument evidencing any Material Indebtedness (triggering a default or mandatory prepayment, which default or mandatory prepayment has not been waived in writing). “Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01. “Code” means the Internal Revenue Code of 1986, and the regulations promulgated thereunder, as amended and in effect. “Collateral” means any and all “Collateral” as defined in any applicable Security Document and all other property that is or is intended under the terms of the Security Documents to be subject to Liens in favor of the Agent. “Collateral Access Agreement” means an agreement reasonably satisfactory in form and substance to the Agent executed by (a) a bailee or other Person in possession of Collateral, and (b) any landlord of Real Estate leased by any Loan Party, pursuant to which such Person (i) acknowledges the Agent’s Lien on the Collateral, (ii) releases or subordinates such Person’s Liens in the Collateral held by such Person or located on such Real Estate, (iii) provides the Agent with access to the Collateral held by such bailee or other Person or located in or on such Real Estate, (iv) as to any landlord, provides the Agent with a reasonable time to sell and dispose of the Collateral from such Real Estate, and (v) makes such other agreements with the Agent as the Agent may reasonably require. “Combined Borrowing Base” means the sum of the ABL Borrowing Base and the FILO Borrowing Base. “Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by a Loan Party in the ordinary course of business of such Loan Party. “Commercial Letter of Credit Agreement” means the Commercial Letter of Credit Agreement relating to the issuance of a Commercial Letter of Credit in the form from time to time in use by the L/C Issuer. “Commitment” means, as to each ABL Lender, its ABL Commitment, and as to each FILO Lender, its FILO Commitment. “Commitment Increases” has the meaning specified in Section 2.15(b)(i). “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

-16- 6807015.9 “Compliance Certificate” means a certificate substantially in the form of Exhibit D. “Concentration Account” has the meaning provided in Section 6.13(b). “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.08(e)(ii) and other technical, administrative or operational matters) that Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion of such market practice is not administratively feasible or if Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Consolidated” means, when used to modify a financial term, test, statement, or report of a Person, the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries. “Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of the Parent and its Subsidiaries on a Consolidated basis for the most recently completed Measurement Period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges, (ii) the provision for Federal, state, local and foreign income Taxes, (iii) depreciation and amortization expense, (iv) other non-recurring expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Parent and its Subsidiaries for such Measurement Period), (v) cost, fees and expenses in connection with the transactions contemplated hereby and the other Loan Documents, any Permitted Acquisition or any other Permitted Investment or Disposition, in each case, whether or not consummated, (vi) non-cash impairment charges and asset write-offs pursuant to GAAP and any no-cost stock compensation expense and (vii) any unusual or non-recurring non-cash charges, items of loss or expenses, minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits and (ii) all non-cash items increasing Consolidated Net Income (in each case of or by the Parent and its Subsidiaries for such Measurement Period), all as determined on a Consolidated basis in accordance with GAAP. “Consolidated Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) (i) Consolidated EBITDA for such period minus (ii) Capital Expenditures made during such period minus (iii) the aggregate amount of Federal, state, local and foreign income taxes paid in cash during such period (net of the aggregate amount of federal, state, local and foreign income tax refunds received in cash during such period) to (b) the sum of (i) Debt Service Charges plus (ii) the aggregate amount of all Restricted Payments paid in cash during such Measurement Period, in each case, of or by the Parent and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP. “Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money

-17- 6807015.9 (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Contracts, but excluding any non-cash or deferred interest financing costs, (b) all interest paid or payable with respect to discontinued operations and (c) the portion of rent expense with respect to such period under Capital Lease Obligations that is treated as interest in accordance with GAAP, in each case of or by the Parent and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP. “Consolidated Net Income” means, as of any date of determination, the net income of the Parent and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP, provided, that, there shall be excluded therefrom (a) extraordinary gains and extraordinary losses for such Measurement Period, (b) the income (or loss) of such Person during such Measurement Period in which any other Person has a joint interest, except to the extent of the amount of cash dividends or other distributions actually paid in cash to such Person during such period, (c) the income (or loss) of such Person during such Measurement Period and accrued prior to the date it becomes a Subsidiary of a Person or any of such Person’s Subsidiaries or is merged into or consolidated with a Person or any of its Subsidiaries or that Person’s assets are acquired by such Person or any of its Subsidiaries, and (d) the income of any direct or indirect Subsidiary of a Person to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its Organization Documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, except that the Parent’s equity in any net loss of any such Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income. “Contractual Obligation” means, as to any Person, any provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Cost” means the lower of cost or market value of Inventory, based upon the Borrowers’ accounting practices, known to the Agent, which practices are in effect on the Closing Date as such calculated cost is determined under the first-in, first-out method (without regard to intercompany profit or increases for currency exchange rates) from invoices received by the Borrowers, the Borrowers’ purchase journals or the Borrowers’ stock ledger. “Cost” does not include inventory capitalization costs or other non-purchase price charges (such as freight) used in the Borrowers’ calculation of cost of goods sold. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning specified in Section 10.27. “Credit Card Agreements” means all agreements now or hereafter entered into by any Borrower or any Guarantor for the benefit of any Borrower, in each case with any Credit Card Issuer or any Credit Card Processor, including, but not limited to, the agreements set forth on Schedule 5.21(b) hereto.

-18- 6807015.9 “Credit Card Issuer” means any person (other than a Borrower or other Loan Party) who issues or whose members issue credit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through MasterCard International, Inc., Visa, U.S.A., Inc. or Visa International and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards, including, without limitation, credit or debit cards issued by or through American Express Travel Related Services Company, Inc., Novus Services, Inc., PayPal, Inc. and other issuers approved by the Agent. “Credit Card Processor” means any servicing or processing agent or any factor or financial intermediary (including, without limitation, PayPal, Inc.) who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any Borrower’s sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer. “Credit Card Notifications” has the meaning provided in Section 6.13(a)(i). “Credit Card Receivables” means each “payment intangible” (as defined in the UCC) together with all income, payments and proceeds thereof, owed by a Credit Card Issuer or Credit Card Processor to a Loan Party resulting from charges by a customer of a Loan Party on credit or debit cards issued by such Credit Card Issuer in connection with the sale of goods by a Loan Party, or services performed by a Loan Party, in each case in the ordinary course of its business. “Credit Extensions” mean each of the following: (a) a Borrowing and (b) an L/C Credit Extension. “Credit Party” or “Credit Parties” means (a) individually, (i) each Lender and its Affiliates, (ii) the Agent, (iii) each L/C Issuer, (iv) the Arranger, (v) each beneficiary of each indemnification obligation undertaken by any Loan Party under any Loan Document, (vi) any other Person to whom Obligations under this Agreement and other Loan Documents are owing, and (vii) the successors and assigns of each of the foregoing, and (b) collectively, all of the foregoing. “Credit Party Expenses” means, without limitation, (a) all reasonable and documented out-of-pocket expenses incurred by the Agent and its Affiliates in connection with this Agreement and the other Loan Documents, including without limitation (i) the reasonable fees, charges and disbursements of (A) counsel for the Agent, (B) outside consultants for the Agent, (C) appraisers, (D) commercial finance examinations, and (E) all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Obligations, and (ii) in connection with (A) the syndication of the credit facilities provided for herein, (B) the preparation, negotiation, administration, management, execution and delivery of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (C) the enforcement or protection of their rights in connection with this Agreement or the Loan Documents or efforts to preserve, protect, collect, or enforce the Collateral, and (iii) all customary fees and charges (as adjusted from time to time) of the Agent with respect to the disbursement of funds (or the receipt of funds) to or for the account of Borrowers (whether by wire transfer or otherwise), together with any reasonable and documented out-of-pocket costs and expenses incurred in connection therewith, and (b) with respect to the L/C Issuer, and its Affiliates (without duplication of the expenses referred to in Section 2.03), all reasonable and documented out-of-pocket expenses incurred in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder; and (c) all reasonable out-of-pocket expenses incurred by the Credit Parties who are not the Agent, the L/C Issuer or any Affiliate of any of them, after the occurrence and during the continuance of an Event of Default, provided that such Credit Parties shall be entitled to reimbursement for no more than one counsel representing all such Credit Parties and, in addition, one local or special counsel in each applicable

-19- 6807015.9 jurisdiction (absent a conflict of interest in which case the Credit Parties may engage and be reimbursed for additional counsel). “DDA” means each checking, savings or other demand deposit account maintained by any of the Loan Parties. All funds in each DDA shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agent and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in any DDA. “Debt Service Charges” means for any Measurement Period, the sum of (a) Consolidated Interest Charges paid or required to be paid for such Measurement Period, plus (b) principal payments made or required to be made on account of Indebtedness (excluding the Obligations and any Synthetic Lease Obligations but including, without limitation, Capital Lease Obligations) for such Measurement Period, in each case determined on a Consolidated basis in accordance with GAAP. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Margin, if any, applicable to Base Rate Loans, plus (iii) two percent (2%) per annum; provided, however, that with respect to a LIBO RateSOFR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus two percent (2%) per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Margin for Standby Letters of Credit or Commercial Letters of Credit, as applicable, plus two percent (2%) per annum. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means any Lender that (a) has failed to fund any amounts required to be funded by it under this Agreement within one (1) Business Day of the date that it is required to do so under this Agreement (including the failure to make available to the Agent amounts required pursuant to a Settlement or to make a required payment in connection with a Letter of Credit Disbursement), (b) notified the Borrowers, the Agent, or any Lender in writing that it does not intend to comply with all or any portion of its funding obligations under this Agreement, (c) has made a public statement to the effect that it does not intend to comply with its funding obligations under the Agreement or under other agreements generally (as reasonably determined by the Agent) under which it has committed to extend credit, (d) failed, within one (1) Business Day after written request by the Agent, to confirm that it will comply with the terms of the Agreement relating to its obligations to fund any amounts required to be funded by it under the Agreement, (e) otherwise failed to pay over to the Agent or any other Lender any other amount required to be paid by it under the Agreement within one (1) Business Day of the date that it is required to do so under the Agreement, or (f) (i) becomes or is insolvent or has a parent company that has become or is insolvent, (ii) becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or custodian or appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or

-20- 6807015.9 custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or (iii) becomes the subject of a Bail-in Action. “Defaulting Lender Rate” means (a) for the first three (3) days from and after the date the relevant payment is due, the Base Rate, and (b) thereafter, the interest rate then applicable to ABL Loans or FILO Loans, as applicable, that are Base Rate Loans (inclusive of the Applicable Margin applicable thereto). “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction and any sale, transfer, license or other disposition of (whether in one transaction or in a series of transactions) of any property (including, without limitation, any Equity Interests other than Equity Interests of the Lead Borrower) by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is ninety-one (91) days after the date on which the Loans mature; provided, however, that (i) only the portion of such Equity Interests which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock and (ii) with respect to any Equity Interests issued to any employee or to any plan for the benefit of employees of the Lead Borrower or its Subsidiaries or by any such plan to such employees, such Equity Interest shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Lead Borrower or one of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, resignation, death or disability and if any class of Equity Interest of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of an Equity Interest that is not Disqualified Stock, such Equity Interests shall not be deemed to be Disqualified Stock. Notwithstanding the preceding sentence, any Equity Interest that would constitute Disqualified Stock solely because the holders thereof have the right to require a Loan Party to repurchase such Equity Interest upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that the Lead Borrower and its Subsidiaries may become obligated to pay upon maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock or portion thereof, plus accrued dividends. “Dollars” and “$” mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States of America, any State thereof or the District of Columbia (excluding, for the avoidance of doubt, any Subsidiary organized under the laws of Puerto Rico or any other territory). “Drawing Document” means any Letter of Credit or other document presented for purposes of drawing under any Letter of Credit. “Early Opt-in Election” means the occurrence of: (a) (i) a determination by Agent or (ii) a notification by the Required Lenders to Agent (with a copy to Lead Borrower) that the Required Lenders have determined, that United States dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in

-21- 6807015.9 Section 2.08(d) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate, and (b) (i) the election by Agent or (ii) the election by the Required Lenders, to declare that an Early Opt-in Election has occurred and the provision, as applicable, by Agent of written notice of such election to Lead Borrower and the Lenders or by the Required Lenders of written notice of such election to Agent. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means (a) a Credit Party or any of its Affiliates; (b) a bank, insurance company, or company engaged in the business of making commercial loans, which Person, together with its Affiliates, has a combined capital and surplus in excess of $250,000,000; (c) an Approved Fund; (d) any Person to whom a Credit Party assigns its rights and obligations under this Agreement as part of an assignment and transfer of such Credit Party’s rights in and to a material portion of such Credit Party’s portfolio of asset based credit facilities, and (e) any other Person (other than a natural person) approved by (i) the Agent, the L/C Issuer and the Swing Line Lender, and (ii) unless a Default or an Event of Default has occurred and is continuing, the Lead Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include a Loan Party or any of the Loan Parties’ Affiliates or Subsidiaries. “Eligible Credit Card Receivables” means at the time of any determination thereof, each Credit Card Receivable that satisfies the criteria set forth below at the time of creation and continues to meet the same at the time of such determination, as determined by the Agent in its Permitted Discretion: such Credit Card Receivable (i) has been earned by performance and represents the bona fide amounts due to a Borrower from a Credit Card Issuer or Credit Card Processor, and in each case originated in the ordinary course of business of such Borrower, and (ii) in each case is not ineligible for inclusion in the calculation of the ABL Borrowing Base pursuant to any of clauses (a) through (j) below. Without limiting the foregoing, to qualify as an Eligible Credit Card Receivable, such Credit Card Receivable shall indicate no Person other than a Borrower as payee or remittance party. In determining the amount to be so included, the face amount of a Credit Card Receivable shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Borrower may be obligated to rebate to a customer, a Credit Card Issuer or Credit Card Processor pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Credit Card Receivable but not yet applied by the Loan Parties to reduce the amount of such Credit Card Receivable. Except as otherwise agreed by the Agent in its Permitted Discretion, any Credit Card Receivable included within any of the following categories shall not constitute an Eligible Credit Card Receivable:

-22- 6807015.9 (a) Credit Card Receivables which do not constitute a “payment intangible” (as defined in the UCC); (b) Credit Card Receivables that have been outstanding for more than five (5) Business Days from the date of sale; (c) Credit Card Receivables (i) that are not subject to a perfected first-priority security interest in favor of the Agent, or (ii) with respect to which a Borrower does not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Agent pursuant to the Security Documents and Permitted Encumbrances of the type referred to in clause (a) of the definition thereof); (d) Credit Card Receivables which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (but only to the extent of such claim, counterclaim, offset or chargeback); (e) Credit Card Receivables as to which the Credit Card Issuer or Credit Card Processor has the right under certain circumstances to require a Loan Party to repurchase the Credit Card Receivables from such Credit Card Issuer or Credit Card Processor; (f) Credit Card Receivables due from a Credit Card Issuer or Credit Card Processor which is the subject of any bankruptcy or insolvency proceedings; (g) Credit Card Receivables which are not a valid, legally enforceable obligation of the applicable Credit Card Issuer or Credit Card Processor with respect thereto; (h) Credit Card Receivables which do not conform in all material respects to all representations, warranties or other provisions in the Loan Documents relating to Credit Card Receivables (or to the extent such representations, warranties or other provisions are qualified by materiality or Material Adverse Effect, then in all respects); (i) Credit Card Receivables which the Agent determines in its Permitted Discretion to be uncertain of collection due a material adverse change in the financial condition or prospects of the Credit Card Issuer or Credit Card Processor obligated in respect of such Credit Card Receivables; or (j) Credit Card Receivables acquired in a Permitted Acquisition, unless and until the Agent has completed or received (i) a field examination with respect to such Credit Card Receivables, and otherwise agrees that such Credit Card Receivables shall be deemed Eligible Credit Card Receivables, and (ii) such other due diligence as the Agent may require, all of the results of the foregoing to be reasonably satisfactory to the Agent. “Eligible In-Transit Inventory” means, as of any date of determination thereof, without duplication of other Eligible Inventory, In-Transit Inventory of a Borrower: (a) which has been shipped from a foreign location for receipt by a Borrower, but which has not yet been delivered to such Borrower; (b) which has not been in transit for more than sixty (60) days (c) for which the purchase order (or other applicable document) is in the name of a Borrower and title and risk of loss has passed to such Borrower;

-23- 6807015.9 (d) for which an Acceptable Document of Title has been issued, and in each case as to which the Agent has control (as defined in the UCC) over the documents of title which evidence ownership of the subject Inventory (such as, if requested by the Agent, by the delivery of an executed Freight Forwarder Agreement), provided, that, Acceptable Documents of Title may include non-negotiable bills of lading, until such time as Agent shall notify Lead Borrower that Acceptable Documents of Title issued on and after the date that is ten (10) Business Days after the date of such notice shall only include negotiable bills of lading or other negotiable documents of title; (e) for which Agent shall have received a Freight Forwarder Agreement from the Freight Forwarder handling the importing, shipping and delivery of such Inventory, duly authorized, executed and delivered by such Freight Forwarder, provided, that, In-Transit Inventory that is otherwise Eligible In-Transit Inventory may be deemed to be eligible if Agent has not received such agreement for a period of ninety (90) days after the date hereof (or such longer period as Agent may hereafter agree in writing); (f) which is insured against types of loss, damage, hazards, and risks, and in amounts, satisfactory to Agent in its Permitted Discretion, and for which Agent shall have received a copy of the certificate of marine cargo insurance in connection therewith in which it has been named as an additional insured and loss payee in a manner acceptable to Agent, (g) the Foreign Vendor with respect to such In-Transit Inventory is an Approved Foreign Vendor; and (h) which otherwise would constitute Eligible Inventory; Provided, that, the Agent may, in its Permitted Discretion, exclude any particular Inventory from the definition of “Eligible In-Transit Inventory” in the event the Agent determines that such Inventory is subject to any Person’s right of reclamation, repudiation, stoppage in transit or any event has occurred or is reasonably anticipated by the Agent to arise which may otherwise adversely impact the ability of the Agent to realize upon such Inventory (as determined by Agent in its Permitted Discretion). “Eligible Inventory” means, as of the date of determination thereof, without duplication, (i) Eligible In-Transit Inventory, and (ii) items of Inventory of a Borrower that are finished goods, merchantable and readily saleable to the public in the ordinary course of such Borrower’s business and deemed by the Agent in its Permitted Discretion to be eligible for inclusion in the calculation of the ABL Borrowing Base and the FILO Borrowing Base, in each case that, except as otherwise agreed by the Agent, (A) complies in all material respects with each of the representations and warranties respecting Inventory made by the Borrowers in the Loan Documents, and (B) is not excluded as ineligible by virtue of one or more of the criteria set forth below. Except as otherwise agreed by the Agent, in its Permitted Discretion, the following items of Inventory shall not be included in Eligible Inventory: (a) Inventory that is not solely owned by a Borrower or a Borrower does not have good and valid title thereto; (b) Inventory that is leased by or is on consignment to a Borrower or which is consigned by a Borrower to a Person which is not a Loan Party; (c) Inventory (other than Eligible In-Transit Inventory) that is not located in the United States of America (excluding territories or possessions of the United States); (d) Inventory that is not at a location that is owned or leased by a Borrower, except (i) Inventory in transit between such owned or leased locations or locations which meet the criteria set forth in

-24- 6807015.9 clause (ii) below, or (ii) to the extent that the Borrowers have furnished the Agent with (A) any UCC financing statements or other documents that the Agent may determine to be necessary to perfect its security interest in such Inventory at such location, and (B) a Collateral Access Agreement executed by the Person owning any such location on terms reasonably acceptable to the Agent or (iii) such Inventory is located at a distribution center or warehouse center operated by a third party where the aggregate book value of Inventory at all such locations is less than $5,000,000; (e) Inventory that is located in a distribution center or warehouse leased by a Borrower unless (i) the applicable lessor has delivered to the Agent a Collateral Access Agreement or (ii) a Reserve based on amounts payable with respect to such location has been established by the Agent; (f) Inventory that is comprised of goods which (i) are damaged, defective, “seconds,” or otherwise unmerchantable, (ii) are to be returned to the vendor, (iii) are obsolete or slow moving, or custom items, work-in-process, raw materials, or that constitute samples, spare parts, promotional, marketing, labels, bags and other packaging and shipping materials or supplies used or consumed in a Borrower’s business, (iv) are seasonal in nature and which have been packed away for sale in the subsequent season, (v) not in compliance with all standards imposed by any Governmental Authority having regulatory authority over such Inventory, its use or sale, or (vi) are bill and hold goods; (g) Inventory that is not subject to a perfected first-priority security interest in favor of the Agent other than those permitted by clauses (a), (b), (j) or (o) of the definition of the term Permitted Encumbrances or other Liens permitted under this Agreement, provided, that, such Liens are subject to an intercreditor agreement in form and substance satisfactory to the Agent between the holder of such Lien and the Agent; (h) Inventory that is not insured in compliance with the provisions of Section 5.10 hereof; (i) Inventory that has been sold but not yet delivered or as to which a Borrower has accepted a deposit; (j) Inventory that contains or bears any intellectual property rights licensed to the applicable Borrower unless Agent determines that it can sell or otherwise dispose of such Inventory on and after the occurrence of an Event of a Default without (i) infringing the rights of such licensor, (ii) violating any contract with such licensor, or (iii) incurring any liability with respect to payment of royalties or other amounts other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement, provided, that, in the case of the liability with respect to payment of royalties or other amounts unless a Reserve is established for such royalties or other amounts; or (k) Inventory acquired in a Permitted Acquisition or which is not of the type usually sold in the ordinary course of the Borrowers’ business, unless and until the Agent has completed or received (A) an appraisal of such Inventory from appraisers satisfactory to the Agent and establishes an Inventory advance rate and Inventory Reserves (if applicable) therefor, and otherwise agrees that such Inventory shall be deemed Eligible Inventory, and (B) such other due diligence as the Agent may require, all of the results of the foregoing to be reasonably satisfactory to the Agent, provided, that, in the case of Inventory substantially similar to the Inventory of Borrowers prior to the acquisition, such Inventory that otherwise satisfies the applicable eligibility criteria will be deemed Eligible Inventory and be included in the ABL Borrowing Base and FILO Borrowing Base prior to the field examination or appraisal, but in no event shall the aggregate amount of (i) all of the Inventory acquired in Permitted Acquisitions prior to the completion of a field examination and receipt by Agent of a satisfactory appraisal with respect thereto that may be included in the ABL Borrowing Base and FILO Borrowing Base pursuant to this clause (k) and (ii) all of the Eligible Wholesale Receivables acquired in Permitted Acquisitions that may be included in the ABL

-25- 6807015.9 Borrowing Base pursuant to clause (w) of the definition of Eligible Wholesale Receivables, at any one time exceed $5,000,000. “Eligible Real Estate” means at the time of any determination thereof, Real Estate that satisfies the criteria set forth below and continues to meet the same at the time of such determination, as determined by the Agent in its Permitted Discretion: (a) a Borrower owns such Real Estate in fee simple absolute; (b) Agent shall have received evidence that all actions that Agent deems necessary or appropriate in its Permitted Discretion in order to create valid first and subsisting Liens (subject only to Permitted Encumbrances, other than Encumbrances securing Indebtedness) which have priority over the Lien of the Agent by operation of Law or otherwise reasonably acceptable to the Agent) on the property described in the Mortgages has been taken; (c) Agent shall have received an Acceptable Appraisal. (based upon Appraised Value) of such Real Estate; and (d) the Real Estate Eligibility Requirements have been satisfied. “Eligible Wholesale Receivables” means Accounts deemed by the Agent in its Permitted Discretion to be eligible for inclusion in the calculation of the ABL Borrowing Base arising from the sale of finished goods Inventory of a Borrower (other than Credit Card Receivables) that satisfies the criteria set forth herein at the time of creation and continues to meet the same at the time of such determination: such Account (i) has been earned by performance and represents the bona fide amounts due to a Borrower from an account debtor, and in each case originated in the ordinary course of business of such Borrower, and (ii) in each case is acceptable to the Agent in its Permitted Discretion, and is not ineligible for inclusion in the calculation of the ABL Borrowing Base pursuant to any of clauses (a) through (s) below as determined by the Agent in its Permitted Discretion. Without limiting the foregoing, to qualify as an Eligible Wholesale Receivable, an Account shall indicate no Person other than a Borrower as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Borrower may be obligated to rebate to a customer pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Borrowers to reduce the amount of such Eligible Wholesale Receivable. Except as otherwise agreed by the Agent, any Account included within any of the following categories shall not constitute an Eligible Wholesale Receivable: (a) Accounts that are not evidenced by an invoice; (b) Accounts that have been outstanding for more than sixty (60) days from the date of sale or more than thirty (30) days past the due date; (c) Accounts due from any account debtor which is obligated on any accounts described in clause (b), above. (d) All Accounts owed by an account debtor and/or its Affiliates together exceed ten percent (10%) (such percentage or any higher percentage now or hereafter established by the Agent for any particular account debtor) of the amount of all Accounts at any one time but the portion of the Accounts not

-26- 6807015.9 in excess of the applicable percentages may be deemed Eligible Wholesale Receivables, in the Agent’s Permitted Discretion; (e) Accounts (i) that are not subject to a perfected first-priority security interest in favor of the Agent, or (ii) with respect to which a Borrower does not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Agent pursuant to the Security Documents); (f) Accounts which are disputed or with respect to which a claim, counterclaim, offset or chargeback has been asserted, but only to the extent of such dispute, counterclaim, offset or chargeback; (g) Accounts which arise out of any sale made not in the ordinary course of business, made on a basis other than upon credit terms usual to the business of the Borrowers or are not payable in Dollars; (h) Accounts which are owed by any account debtor whose principal place of business is not within the continental United States; (i) Accounts which are owed by any Affiliate or any Related Party of a Loan Party; (j) Accounts for which all consents, approvals or authorizations of, or registrations or declarations with any Governmental Authority required to be obtained, effected or given in connection with the performance of such Account by the account debtor or in connection with the enforcement of such Account by the Agent have been duly obtained, effected or given and are in full force and effect; (k) Accounts due from an account debtor which is the subject of any bankruptcy or insolvency proceeding, has had a trustee or receiver appointed for all or a substantial part of its property, has made an assignment for the benefit of creditors or has suspended its business; (l) Accounts due from any Governmental Authority except to the extent that the subject account debtor is the federal government of the United States of America and has complied with the Federal Assignment of Claims Act of 1940 and any similar state legislation; (m) Accounts (i) owing from any Person that is also a supplier to or creditor of a Loan Party or any of its Subsidiaries unless such Person has waived any right of setoff in a manner acceptable to the Agent or (ii) representing any manufacturer’s or supplier’s credits, discounts, incentive plans or similar arrangements entitling a Loan Party or any of its Subsidiaries to discounts on future purchase therefrom; (n) Accounts arising out of sales on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval or consignment basis or subject to any right of return, set off or charge back; (o) Accounts arising out of sales to account debtors outside the United States unless such Accounts are fully backed by an irrevocable letter of credit on terms, and issued by a financial institution, acceptable to the Agent and such irrevocable letter of credit is in the possession of, and drawable by, the Agent; (p) Accounts payable other than in Dollars or that are otherwise on terms other than those normal and customary in the Loan Parties’ business; (q) Accounts evidenced by a promissory note or other instrument; (r) Accounts consisting of amounts due from vendors as rebates or allowances;

-27- 6807015.9 (s) Accounts which are in excess of the credit limit for such account debtor established by the Loan Parties in the ordinary course of business and consistent with past practices; (t) Accounts which include extended payment terms (datings) beyond those generally furnished to other account debtors in the ordinary course of business; (u) Accounts with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity; (v) Accounts which the Agent determines in its Permitted Discretion to be unacceptable for borrowing; or (w) Accounts acquired in a Permitted Acquisition, unless and until the Agent has completed or received (i) a field examination with respect to such Accounts, and otherwise agrees that such Accounts shall be deemed Eligible Wholesale Receivables, and (ii) such other due diligence as the Agent may require, all of the results of the foregoing to be reasonably satisfactory to the Agent, provided, that, in the case of Accounts substantially similar to those of Borrowers prior to the Acquisition, such Accounts that otherwise satisfy the applicable eligibility criteria will be deemed Eligible Wholesale Receivables and be included in the ABL Borrowing Base prior to the field examination, but in no event shall the aggregate amount of (i) all of such Accounts acquired in Permitted Acquisitions prior to the completion of a field examination with respect thereto that may be included in the ABL Borrowing Base pursuant to this clause (w) at any one time exceed $2,500,000 and (ii) all of such Accounts plus the Inventory acquired in Permitted Acquisitions prior to the completion of a field examination and receipt by Agent of a satisfactory appraisal with respect thereto that may be included in the ABL Borrowing Base pursuant to clause (k) of the definition of Eligible Inventory, at any one time exceed $5,000,000. “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, obligation, damage, loss, claim, action, suit, judgment, order, fine, penalty, fee, expense, or cost, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal or presence of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equipment” has the meaning set forth in the UCC. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and

-28- 6807015.9 whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Loan Party within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 and 4971 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification to the Lead Borrower or any ERISA Affiliate that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination of a Pension Plan or a Multiemployer Plan under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Lead Borrower or any ERISA Affiliate; or (g) the determination that any Pension Plan is considered to be an “at-risk” plan, or that any Multiemployer Plan is considered to be in “endangered” or “critical” status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 or 305 of ERISA. “Erroneous Payment” has the meaning specified in Section 10.28 of this Agreement. “Erroneous Payment Deficiency Assignment” has the meaning specified in Section 10.28 of this Agreement. “Erroneous Payment Impacted Loans” has the meaning specified in Section 10.28 of this Agreement. “Erroneous Payment Return Deficiency” has the meaning specified in Section 10.28 of this Agreement. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified in Section 8.01. An Event of Default shall be deemed to be continuing unless and until that Event of Default has been duly waived as provided in Section 10.03 hereof. “Excess Availability” means at any time, the amount equal to (a) the Loan Cap minus (b) the Total Outstandings. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any

-29- 6807015.9 reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. “Excluded Taxes” means, with respect to any payment made by any Loan Party under any Loan Document, any of the following Taxes imposed on or with respect to with respect to the Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Loan Parties hereunder: (a) Taxes imposed on or measured by its overall net income (however denominated) and franchise Taxes, in each case, (i) imposed on it by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located or (ii) that are Other Connection Taxes; (b) any branch profits Taxes imposed by the United States of America or any similar Taxes imposed by any other jurisdiction in which any Loan Party is located; (c) in the case of a Lender (other than an assignee pursuant to a request by the Lead Borrower under Section 10.13), any U.S. Federal withholding Taxes imposed with respect to an interest in the Loan or Commitment resulting from any law in effect on the date such Lender acquired its applicable interest (or designates a new Lending Office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from a Borrower with respect to such withholding Taxes pursuant to Section 3.01(a); (d) Taxes attributable to such Agent’s, Lender’s, L/C Issuer’s or other recipient’s failure to comply with Section 3.01(e); and (e) any U.S. federal withholding Taxes imposed under FATCA. “Executive Order” has the meaning set forth in Section 10.18. “Existing Credit Agreement” means the Credit Agreement, dated as of May 4, 2015, by and among the Lead Borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. “Existing Letter of Credit” means the letter of credit no. CPCS-931492 dated October 8, 2015 payable to Unizo Real Estate NY One, LLC as beneficiary, issued for the account of Chico’s Retail Services, Inc. by JPMorgan Chase Bank, N.A. “Extraordinary Receipt” means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments. “Facility Guaranty” means the Guaranty made by the Guarantors in favor of Agent and the other Credit Parties, in form reasonably satisfactory to the Agent, as the same now exists or may hereafter be amended, modified, supplemented, renewed, restated or replaced.

-30- 6807015.9 “Factored Receivables” means any Accounts originally owed or owing by a Loan Party to another Person which have been purchased by or factored with Wells Fargo or any of its Affiliates pursuant to a factoring arrangement or otherwise with the Person that sold the goods or rendered the services to the Loan Party which gave rise to such Account. “FATCA” means Sections 1471 through 1474 of the IRC, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, that, (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Wells Fargo on such day on such transactions as determined by the Agent. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org (and, orif any successor sourcesuch rate is below zero, then the rate determined pursuant to this definition shall be deemed to be zero). “FILO Borrowing” means a borrowing consisting of simultaneous FILO Loans of the same Type and, in the case of LIBO RateSOFR Loans, having the same Interest Period made by each of the FILO Lenders pursuant to Section 2.01(d). “FILO Borrowing Base” means, at any time of calculation, an amount equal to: (a) two and one-half percent (2.50%) of the Net Recovery Percentage of Eligible Inventory multiplied by the Cost of such Eligible Inventory, plus (b) ten percent (1010.0%) of the Appraised Value of Eligible Real Estate as such Appraised Value is identified in the most recent Acceptable Appraisal of Real Estate at such time, provided, that, such percentage shall decrease to nine and one-half percent (9.5%) on the first day of the firstsecond Fiscal Quarter of the 20212022 Fiscal Year of Lead Borrower and by an additional one-half percent (0.50%) on the first day of each Fiscal Quarter thereafter and ending on April 30July 1, 20232024. “FILO Commitment” means, as to each FILO Lender, its obligation to make its Applicable FILO Percentage of the FILO Loans to the Borrowers pursuant to Section 2.01(d) on the Amendment No. 1 Effective Date in an aggregate principal amount equal to the amount set forth under the column heading “FILO Commitment” opposite such FILO Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such FILO Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the Amendment No. 1 Effective Date, the aggregate amount of the FILO Commitments is $15,000,000.

-31- 6807015.9 “FILO Lender” means each Lender having a FILO Commitment or, upon termination of the FILO Commitments, each Lender holding any FILO Loan from time to time. “FILO Loan” has the meaning specified in Section 2.01(d). “FILO Loan Cap” means, at any time, the lesser of: (a) the FILO Borrowing Base or (b) the Aggregate FILO Commitments. “FILO Note” means a promissory note made by Borrowers in favor of a FILO Lender evidencing the FILO Loans made by such FILO Lender, substantially in the form of Exhibit C-3, as each may be amended, supplemented or modified from time to time. “FILO Prepayment Fee” means, with respect to any prepayment of the FILO Loans (or deemed prepayment in the case of an acceleration of the FILO Loans), a premium equal to (a) one percent (1.00%) of the principal amount of such prepayment (or deemed prepayment in the case of an acceleration of the FILO Loans) if such prepayment is made after the Amendment No. 12 Effective Date but on or prior to the first anniversary of the Amendment No. 12 Effective Date, (b) one-half of one percent (0.50%) of the principal amount of such prepayment (or deemed prepayment in the case of an acceleration of the FILO Loans) if such prepayment is made after the first anniversary of the Amendment No. 12 Effective Date but on or prior to the second anniversary of the Amendment No. 12 Effective Date, and (c) zero at all times after the second anniversary of the Amendment No. 12 Effective Date. “FILO Push Down Reserve” means an amount, at any time of calculation, equal to the difference (if positive) between (a) the then outstanding principal amount of the FILO Loans and (b) the FILO Borrowing Base as reflected in the most recent Borrowing Base Certificate furnished by the Borrowers pursuant to this Agreement. “FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time. “Fiscal Month” means any fiscal month of any Fiscal Year, which month shall generally end on the last Saturday of each calendar month in accordance with the fiscal accounting calendar of the Loan Parties. “Fiscal Quarter” means any fiscal quarter of any Fiscal Year, which quarters shall generally end on the last Saturday of each April, July, October and January of such Fiscal Year in accordance with the fiscal accounting calendar of the Loan Parties. “Fiscal Year” means any period of fifty-two (52) weeks ending on the Saturday closest to January 31 of any calendar year. “Flood Laws” means the National Flood Insurance Act of 1968, Flood Disaster Protection Act of 1973, and related laws, rules and regulations, including any amendments or successor provisions. “Floor” means a rate of interest equal to zero (0.00%). “Foreign Asset Control Regulations” has the meaning set forth in Section 10.18. “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Lead Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

-32- 6807015.9 “Foreign Vendor” means a Person that sells In-Transit Inventory to a Borrower. “Foreign Vendor Agreement” means an agreement between a Foreign Vendor and the Agent in form and substance satisfactory to the Agent and pursuant to which, among other things, the parties shall agree upon their relative rights with respect to In-Transit Inventory of a Borrower purchased from such Foreign Vendor. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Freight Forwarder Agreement” means an agreement in form and substance satisfactory to the Agent among a Borrower, a customs broker, freight forwarder, consolidator or carrier, and the Agent, in which the customs broker, freight forwarder, consolidator or carrier acknowledges that it has control over and holds the documents evidencing ownership of the subject Inventory for the benefit of the Agent and agrees, upon notice from the Agent, to hold and dispose of the subject Inventory solely as directed by the Agent. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantors” has the meaning assigned to such term in the preamble of this Agreement.

-33- 6807015.9 “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Hedge Agreement” means a “swap agreement” as that term is defined in Section 101(53B)(A) of the Bankruptcy Code. “Holding Company” means a corporation or other legal entity organized under the laws of a State of the United States which becomes the direct or indirect owner of Equity Interests of a Borrower and its Subsidiaries pursuant to a Holding Company Reorganization. “Holding Company Reorganization” means a transaction or series of transactions pursuant to which a Borrower becomes a direct or indirect wholly-owned subsidiary of the Holding Company. “Idlewood Street Parcels” means, collectively, the properties located at 6100, 6110, 6120, 6130, 6132 and 6150 Idlewild Street, Fort Myers, FL 33966. “Immaterial Subsidiary” means those Persons specified on Schedule 1.01 hereto and each other Subsidiary of any Borrower that has been designated by the Lead Borrower in writing to the Agent as an “Immaterial Subsidiary” for purposes of this Agreement and the other Loan Documents, provided, that, for purposes of this Agreement, at no time shall (a) the assets of any Immaterial Subsidiary as of the end of the most recent Fiscal Quarter for which financial statements have been delivered pursuant to Section 6.01(a) or Section 6.01(b) hereof, equal or exceed two and one-half percent (2.5%) of the Consolidated total assets of the Borrowers and their Subsidiaries or the total assets of all Immaterial Subsidiaries, as of the end of the most recent Fiscal Quarter for which financial statements have been delivered pursuant to Section 6.01(a) or Section 6.01(b) hereof, equal or exceed five percent (5.0%) of the Consolidated total assets of the Borrowers and their Subsidiaries (and in the event that the assets of any Immaterial Subsidiary or the total assets of all Immaterial Subsidiaries as tested at the end of any Fiscal Quarter exceed such amounts, such Subsidiaries shall no longer be deemed to be Immaterial Subsidiaries and the Lead Borrower shall cause such Subsidiaries to become Loan Parties as set forth in Section 6.12 hereof), or (b) the Consolidated EBITDA of any Immaterial Subsidiary for any Measurement Period equal or exceed two and one-half percent (2.5%) of the Consolidated EBITDA of Borrowers and their Subsidiaries for such Measurement Period or the Consolidated EBITDA of all Immaterial Subsidiaries for any Measurement Period equal or exceed five percent (5.0%) of the Consolidated EBITDA of the Borrowers and their Subsidiaries for such Measurement Period, in each case as determined in accordance with GAAP (and in the event that the Consolidated EBITDA of any Immaterial Subsidiary or the Consolidated EBITDA of all Immaterial Subsidiaries for any Measurement Period exceed such amounts, such Subsidiaries shall no longer be deemed to be Immaterial Subsidiaries and the Lead Borrower shall cause such Subsidiaries to become Loan Parties as set forth in Section 6.12 hereof); provided, that, no Loan Party shall at any time be deemed to be an Immaterial Subsidiary. “Increase Effective Date” shall have the meaning provided therefor in Section 2.15(b)(iv). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

-34- 6807015.9 (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than ninety (90) days after the date on which such trade account payable was created); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Indebtedness of such Person (i) in respect of any Capital Lease Obligations of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (ii) in respect of any Synthetic Lease Obligations, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease, agreement or instrument were accounted for as a capital lease, but excluding in each case any operating lease under the applicable provisions of GAAP as in effect on the Closing Date; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person (including, without limitation, Disqualified Stock, or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venture (but only to the extent of such Indebtedness of such partnership or joint venture for which such Person is liable), unless such Indebtedness is expressly made non-recourse to such Person. “Indebtedness” shall not include (i) accounts payable incurred in the ordinary course of business and accrued liabilities in the ordinary course of business, all determined in accordance with GAAP, (ii) unsecured trade payables that are paid to banks, factors or other third parties that purchase the receivables of sellers of goods and services to a Loan Party in the ordinary course of business of Borrowers to the extent any such trade payables are deemed to be indebtedness solely as a result of requirements under GAAP, and (iv) operating leases as defined under GAAP as of the Effective Date to the extent that such leases are deemed to be Indebtedness solely as a result of any change in the requirements under GAAP after the Effective Date. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. “Indemnified Taxes” means Taxes, other than Excluded Taxes, imposed on or with respect to any payment by or on account of any obligation of any Loan Party under any Loan Document. “Indemnitees” has the meaning specified in Section 10.04(b). “Information” has the meaning specified in Section 10.07.

-35- 6807015.9 “Intellectual Property” means all present and future: (i) trade secrets, know-how and other proprietary information; (ii) trademarks, trademark applications, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world (“Marks”); (iii) copyrights and copyright applications; (including copyrights for computer programs); (iv) unpatented inventions (whether or not patentable), patents and patent applications; (v) industrial design applications and registered industrial designs; (vi) books, customer lists, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data and databases; (vii) all other intellectual property; and (viii) all common law and other rights throughout the world in and to all of the foregoing. “Intellectual Property Security Agreement” means the Intellectual Property Security Agreement dated as of the Amendment No. 1 Effective Date among the Loan Parties party thereto and the Agent, as the same now exists or may hereafter be amended, modified, supplemented, renewed, restated or replaced. “Interest Payment Date” means, (a) as to any LIBO RateSOFR Loan, the last calendar day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that, if any Interest Period for a LIBO RateSOFR Loan exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the first calendar day after the end of each quarter and the Maturity Date. “Interest Period” means, aswith respect to each LIBO Rateany SOFR Loan, thea period commencing on the date of the making of such LIBOSOFR Loan (or the continuation of a SOFR Loan or the conversion of a Base Rate Loan is disbursed or converted to or continued as a LIBO Rateto a SOFR Loan) and ending on the date one, two or three or six months thereafter, as selected by the Lead Borrower in its LIBO RateSOFR Loan Notice; provided, that:, (a) interest shall accrue at the applicable rate based upon Term SOFR from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (b) (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;, (c) (b) anywith respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month at the end of suchthat is one, three or six months after the date on which the Interest Period; began, as applicable, (d) (c) noBorrowers may not elect an Interest Period shall extend beyondwhich will end after the Maturity Date; and (d) notwithstanding the provisions of clause (c), no Interest Period shall have a duration of less than one (1) month, and if any Interest Period applicable to a LIBO Borrowing would be for a shorter period, such Interest Period shall not be available hereunder. (e) no tenor that has been removed from this definition pursuant to Section 2.08(e)(iv) shall be available for specification in any SOFR Loan Notice or conversion or continuation notice.

-36- 6807015.9 For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Internal Control Event” means a material weakness in, or fraud that involves management or other employees who have a significant role in, the Parent’s and/or its Subsidiaries’ internal controls over financial reporting, in each case as described in the Securities Laws. “In-Transit Inventory” means Inventory of a Borrower which is in the possession of a common carrier and is in transit from a Foreign Vendor of a Borrower from a location outside of the continental United States to a location of a Borrower that is within the continental United States. “Inventory” has the meaning given that term in the UCC, and shall also include, without limitation, all: (a) goods which (i) are leased by a Person as lessor, (ii) are held by a Person for sale or lease or to be furnished under a contract of service, (iii) are furnished by a Person under a contract of service, or (iv) consist of raw materials, work in process, or materials used or consumed in a business; (b) goods of said description in transit; (c) goods of said description which are returned, repossessed or rejected; and (d) packaging, advertising, and shipping materials related to any of the foregoing. “Inventory Reserves” means such reserves as may be established from time to time by the Agent in its Permitted Discretion with respect to the determination of the salability, at retail, of the Eligible Inventory, which reflect such other factors as affect the market value of the Eligible Inventory or which reflect claims and liabilities that the Agent determines will need to be satisfied in connection with the realization upon the Inventory. Without limiting the generality of the foregoing, Inventory Reserves may, in the Agent’s Permitted Discretion, include (but are not limited to) reserves based on: (a) obsolescence; (b) seasonality; (c) shrink; (d) imbalance; (e) change in Inventory character; (f) change in Inventory composition; (g) change in Inventory mix; (h) markdowns (both permanent and point of sale); and (i) retail markons and markups inconsistent with prior period practice and performance, industry standards, current business plans or advertising calendar and planned advertising events. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) any Acquisition, or (d) any other investment of money or capital in order to obtain a profitable return. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

-37- 6807015.9 “IPCo” means Chico Brands Investments, Inc., a Florida corporation. “IRS” means the United States Internal Revenue Service. “ISP” means, with respect to any Letter of Credit, the International Standby Practices 1998 (International Chamber of Commerce Publication No. 590) and any subsequent revision thereof adopted by the International Chamber of Commerce on the date such Letter of Credit is issued. “Issuer Documents” means with respect to any Letter of Credit, the Letter Credit Application, the Standby Letter of Credit Agreement or Commercial Letter of Credit Agreement, as applicable, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to any such Letter of Credit. “Joinder” means an agreement, in form satisfactory to the Agent pursuant to which, among other things, a Person becomes a party to, and bound by the terms of, this Agreement and/or the other Loan Documents in the same capacity and to the same extent as either a Borrower or a Guarantor, as the Agent may determine. “Landlord Lien State” means such state(s) in which a landlord’s claim for rent may have priority over the Lien of the Agent in any of the Collateral. “Laws” means each international, foreign, Federal, state and local statute, treaty, rule, guideline, regulation, ordinance, code and administrative or judicial precedent or authority, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and each applicable administrative order, directed duty, request, license, authorization and permit of, and agreement with, any Governmental Authority, in each case whether or not having the force of law. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof, or the renewal thereof. “L/C Issuer” means (a) Wells Fargo in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder (which successor may only be a Lender selected by the Agent in its discretion), (b) with respect to the Existing Letter of Credit and until such Existing Letter of Credit expires or is returned undrawn, JPMorgan Chase Bank, N.A. and (c) any other Lender selected by Lead Borrower, with the consent of Agent (not to be unreasonably withheld or delayed) and the consent of such Lender. The L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the L/C Issuer and/or for such Affiliate to act as an advising, transferring, confirming and/or nominated bank in connection with the issuance or administration of any such Letter of Credit, in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. “L/C Obligations” means, as at any date of determination, the aggregate undrawn amount available to be drawn under all outstanding Letters of Credit. For purposes of computing the amounts available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of any Rule under the ISP or any article of the UCP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Lead Borrower” has the meaning assigned to such term in the preamble of this Agreement.

-38- 6807015.9 “Lease” means any agreement, whether written or oral, no matter how styled or structured, pursuant to which a Loan Party is entitled to the use or occupancy of any space in a structure, land, improvements or premises for any period of time. “Lender” means each ABL Lender and each FILO Lender and, as the context requires, includes the Swing Line Lender. Any Lender may, in its reasonable discretion, arrange for one or more Loans to be made by Affiliates or branches of such Lender, in which case the term “Lender” shall include any such Affiliate or branch with respect to Loans made by such Affiliate or branch. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Agent. “Letter of Credit” means each Standby Letter of Credit and each Commercial Letter of Credit issued hereunder and shall include the Existing Letter of Credit. “Letter of Credit Application” means an application for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer. “Letter of Credit Disbursement” means a payment made by the L/C Issuer pursuant to a Letter of Credit. “Letter of Credit Expiration Date” means the day that is seven (7) days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day). “Letter of Credit Fee” has the meaning specified in Section 2.03(l). “Letter of Credit Indemnified Costs” has the meaning specified in Section 2.03(f). “Letter of Credit Related Person” has the meaning specified in Section 2.03(f). “Letter of Credit Sublimit” means an amount equal to $20,000,00030,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate ABL Commitments. A permanent reduction of the Aggregate ABL Commitments shall not require a corresponding pro rata reduction in the Letter of Credit Sublimit; provided, however, that if the Aggregate ABL Commitments are reduced to an amount less than the Letter of Credit Sublimit, then the Letter of Credit Sublimit shall be reduced to an amount equal to (or, at Lead Borrower’s option, less than) the Aggregate ABL Commitments. “LIBO Borrowing” means a Borrowing comprised of LIBO Rate Loans. “LIBO Rate” means the greater of (a) three-quarters percent (0.75%) per annum or (b) the rate per annum as published by ICE Benchmark Administration Limited (or any successor page or other commercially available source as the Agent may designate from time to time) as of 11:00 a.m., London time, two (2) Business Days prior to the commencement of the requested Interest Period, for a term, and in an amount, comparable to the Interest Period and the amount of the LIBO Rate Loan requested (whether as an initial LIBO Rate Loan or as a continuation of a LIBO Rate Loan or as a conversion of a Base Rate Loan to a LIBO Rate Loan) by Borrowers in accordance with this Agreement (and, if any such published rate is below three-quarters percent (0.75%), then the rate determined pursuant to this definition shall be deemed to be three-quarters percent (0.75%)). Each determination of the LIBO Rate shall be made by the Agent and shall be conclusive in the absence of manifest error.

-39- 6807015.9 “LIBO Rate Loan” means a Loan that bears interest at a rate based on the Adjusted LIBO Rate. “LIBO Rate Loan Notice” means a notice for a LIBO Borrowing or continuation pursuant to Section 2.02(b), which shall be substantially in the form of Exhibit A. “Lien” means (a) any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale, Capital Lease Obligation, Synthetic Lease Obligation, or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing) and (b) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. “Liquidation” means the exercise by the Agent of those rights and remedies accorded to the Agent under the Loan Documents and applicable Law as a creditor of the Loan Parties with respect to the realization on the Collateral, including (after the occurrence and during the continuation of an Event of Default) the conduct by the Loan Parties acting with the consent of the Agent, of any public, private or “going out of business”, “store closing”, or other similarly themed sale or other disposition of the Collateral for the purpose of liquidating the Collateral. Derivations of the word “Liquidation” (such as “Liquidate”) are used with like meaning in this Agreement. “Loan” means an extension of credit by a Lender to the Borrowers under Article II in the form of an ABL Loan, a FILO Loan or a Swing Line Loan (and including any Overadvance). “Loan Account” has the meaning assigned to such term in Section 2.11(a). “Loan Cap” means, at any time of determination, the lesser of (a) the Aggregate ABL Commitments plus the Outstanding Amount of the FILO Loan or (b) the Combined Borrowing Base. “Loan Documents” means this Agreement, each Note, each Issuer Document, all Borrowing Base Certificates, the Blocked Account Agreements, the Credit Card Notifications, the Security Documents, the Facility Guaranty, the Amendment No. 1 Fee Letter, the Amendment No. 2 Fee Letter, each Request for Credit Extension, and any other instrument or agreement now or hereafter executed and delivered in connection herewith, or in connection with any transaction arising out of any Cash Management Services and Bank Products in respect of which the Agent shall have received a Bank Product Provider Letter Agreement, each as amended and in effect from time to time; provided that for purposes of the definition of “Material Adverse Effect” and Article VII, “Loan Documents” shall not include agreements relating to Cash Management Services and Bank Products. “Loan Parties” means, collectively, the Borrowers and each Guarantor. “London Business Day” means a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London, England. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities, or financial condition of any Loan Party and its Subsidiaries taken as a whole (provided, that, the temporary closure of certain Store locations of Borrowers and other operational disruptions affecting the Loan Parties or other events or circumstances solely arising in each case as a direct result of the COVID-19 pandemic and disclosed in writing to Agent and Lenders prior to the Amendment No. 1 Effective Date or otherwise publicly disclosed in the filings of Lead Borrower with the SEC prior to the Amendment No. 1 Effective Date shall not be considered a Material

-40- 6807015.9 Adverse Effect through the period ending December 31, 2020); (b) a material impairment of the ability of the Loan Parties to perform their obligations under the Loan Documents; or (c) a material impairment of the rights and remedies of the Agent or any Lender under any Loan Document or a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party. “Material Contract” means, with respect to any Loan Party, each contract or agreement to which such Loan Party is a party that is deemed to be a material contract or material definitive agreement under any Securities Laws applicable to such Loan Party, including, without limitation, the types of contracts specified in item 601(b)(10)(ii) of Regulation S-K, and in the event that at any time hereafter the Lead Borrower shall cease to be required to comply with the Securities Laws, then the same definitions shall continue to apply for purposes of this Agreement and the other Loan Documents. “Material Indebtedness” means Indebtedness (other than the Obligations) of the Loan Parties in an aggregate principal amount exceeding $25,000,000. For purposes of determining the amount of Material Indebtedness at any time, (a) the amount of the obligations in respect of any Swap Contract at such time shall be calculated at the Swap Termination Value thereof, (b) undrawn committed or available amounts shall be included, and (c) all amounts owing to all creditors under any combined or syndicated credit arrangement shall be included. “Maturity Date” means October 30February 2, 20252027. “Maximum Rate” has the meaning provided therefor in Section 10.09. “Measurement Period” means, at any date of determination, the most recently completed four (4) Fiscal Quarters of the Parent for which Agent has received financial statements pursuant to Section 6.01 hereof or, if fewer than four (4) consecutive Fiscal Quarters of the Parent have been completed since the Closing Date, the Fiscal Quarters of the Parent that have been completed since the Closing Date for which Agent has received financial statements pursuant to Section 6.01 hereof. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgages” means each and every fee and leasehold mortgage or deed of trust, security agreement and assignment by and between the Loan Party owning or holding the leasehold interest in the Real Estate encumbered thereby in favor of the Agent. “Mortgage Policy” has the meaning specified in the definition of Real Estate Eligibility Requirements. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Lead Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five (5) plan years, has made or been obligated to make contributions. “Net Proceeds” means (a) with respect to any Disposition by any Loan Party or any of its Subsidiaries, or any Extraordinary Receipt received or paid to the account of any Loan Party or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and cash equivalents received in connection with such transaction (including any cash or cash equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A)

-41- 6807015.9 the principal amount of any Indebtedness that is secured by the applicable asset by a Lien permitted hereunder which is senior to the Agent’s Lien on such asset and that is required to be repaid (or to establish an escrow for the future repayment thereof) in connection with such transaction (other than Indebtedness under the Loan Documents) plus (B) the reasonable out-of-pocket expenses incurred by such Loan Party or such Subsidiary in connection with such transaction (including, without limitation, appraisals, and brokerage, legal, title and recording expenses and commissions and all Taxes paid or payable as reasonably determined by the Lead Borrower) paid by any Loan Party to third parties (other than Affiliates)); and (b) with respect to the sale or issuance of any Equity Interest by any Loan Party or any of its Subsidiaries, or the incurrence or issuance of any Indebtedness by any Loan Party or any of its Subsidiaries, the excess of (i) the sum of the cash and cash equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions, and other reasonable out-of-pocket expenses, incurred by such Loan Party or such Subsidiary in connection therewith. “Net Recovery Percentage” means the fraction, expressed as a percentage (a) the numerator of which is the amount equal to the recovery on the aggregate amount of the applicable category of Eligible Inventory at such time on a “net orderly liquidation value” basis as set forth in the most recent acceptable inventory appraisal received by Agent in accordance with the requirements of this Agreement, net of operating expenses, liquidation expenses and commissions reasonably anticipated in the disposition of such assets and (b) the denominator of which is the original cost of the aggregate amount of the Eligible Inventory subject to such appraisal. “Non-Consenting Lender” has the meaning provided therefor in Section 10.01. “Non-Defaulting Lender” means each Lender other than a Defaulting Lender. “Non-USU.S. Intellectual Property” means Intellectual Property other than USU.S. Intellectual Property. “Note” means an ABL Note, a Swing Line Note or FILO Note, as applicable. “NPL” means the National Priorities List under CERCLA. “Obligations” means (a) all advances to, and debts (including principal, interest, fees, costs, and expenses), liabilities, obligations, covenants, indemnities, and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit (including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral therefor), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees, costs, expenses and indemnities that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees, costs, expenses and indemnities are allowed claims in such proceeding, and (b) any Other Liabilities; provided that the Obligations shall not include any Excluded Swap Obligations. “OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or

-42- 6807015.9 organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity, and (d) in each case, all shareholder or other equity holder agreements, voting trusts and similar arrangements to which such Person is a party or which is applicable to its Equity Interests and all other arrangements relating to the Control or management of such Person. “Other Connection Taxes” means, with respect to any payment made by any Loan Party under any Loan Document, any of the following Taxes imposed on or with respect to with respect to the Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Loan Parties hereunder, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Taxes (other than a connection arising from such recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan Document). “Other Liabilities” means (a) any obligation on account of any Cash Management Services furnished to any of the Loan Parties or any of their Subsidiaries, provided, that, in order for any item described in the definition of Cash Management Services to be the basis for “Other Liabilities”, (i) if the applicable Bank Product Provider is Wells Fargo or its Affiliates, then, if reasonably requested by the Agent, the Agent shall have received a Bank Product Provider Letter Agreement within ten (10) Business Days (or such longer period as the Agent may agree) after the date of such request, or (ii) if the applicable Bank Product Provider is any other Person, the Agent shall have received a Bank Product Provider Letter Agreement on the Closing Date in the case of any Cash Management Services in effect on the Closing Date or within ten (10) Business Days (or such longer period as the Agent may agree) after the date of the commencement of the provision of the applicable Cash Management Services to any Loan Parties or their Subsidiaries, as applicable, and/or (b) any Bank Product Obligations. “Other Taxes” means all present or future stamp or documentary taxes or any other property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document. “Outstanding Amount” means (a) with respect to ABL Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments thereof, as the case may be, occurring on such date; (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date; and (c) with respect to FILO Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any prepayments or repayments thereof, as the case may be, occurring on such date. “Overadvance” means a Credit Extension to the extent that, immediately after its having been made, Excess Availability is less than zero. “Parent” has the meaning assigned to such term in the preamble of this Agreement. “Participant” has the meaning specified in Section 10.06(d). “Participant Register” has the meaning specified in Section 10.06(d).

-43- 6807015.9 “Payment Conditions” means with respect to any transaction or payment the following: (a) as of the date of any such transaction or payment, and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing, (b) as of the date of any such transaction or payment, and after giving effect thereto, either: (i) (A) the Excess Availability for the immediately preceding sixty (60) consecutive day period shall have been not less than seventeen and one-half percent (17.5%) of the Loan Cap, (B) after giving effect to any such transaction or payment, on a pro forma basis using the Excess Availability as of the date of the most recent calculation of the Borrowing Base immediately prior to any such transaction or payment, the Excess Availability shall be not less than seventeen and one-half percent (17.5%) of the Loan Cap, and (C) the Fixed Charge Coverage Ratio, on a pro forma basis, after giving effect to the transaction or payment based on the most recent financial statement received by Agent prior to the date thereof for the twelve (12) month period prior thereto, shall be not less than 1.00 to 1.00; or (ii) (A) the Excess Availability for the immediately preceding sixty (60) consecutive day period shall have been not less than twenty-five percent (25.0%) of the Loan Cap and (B) after giving effect to the transaction or payment, on a pro forma basis using the Excess Availability as of the date of the most recent calculation of the Borrowing Base immediately prior to any such payment, the Excess Availability shall be not less than twenty-five percent (25.0%) of the Loan Cap, and (c) Agent shall have received a certificate of a Responsible Officer of Lead Borrower certifying as to compliance with the preceding clauses and demonstrating (in reasonable detail) the calculations required thereby. “Payment Recipient” has the meaning specified in Section 10.28 of this Agreement. “PBGC” means the Pension Benefit Guaranty Corporation. “PCAOB” means the Public Company Accounting Oversight Board. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Lead Borrower or any ERISA Affiliate or to which the Lead Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five (5) plan years. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Permitted Acquisition” means an Acquisition in which all of the following conditions are satisfied: (a) such Acquisition shall have been approved by the Board of Directors of the Person (or similar governing body if such Person is not a corporation) which is the subject of such Acquisition and such Person shall not have announced that it will oppose such Acquisition or shall not have commenced any action which alleges that such Acquisition shall violate applicable Law;

-44- 6807015.9 (b) the Lead Borrower shall have furnished the Agent with at least fifteen (15) days’ prior written notice (or such shorter period as the Agent may agree) of such intended Acquisition and upon the reasonable request of the Agent and to the extent available to any Loan Party or its Affiliates (whether in its possession or upon its request) shall have furnished the Agent with a current draft of the acquisition documents (and final copies thereof as and when executed), a summary of any due diligence undertaken by the Loan Parties in connection with such Acquisition, appropriate financial statements of the Person which is the subject of such Acquisition, pro forma projected financial statements for the twelve (12) month period following such Acquisition after giving effect to such Acquisition (including balance sheets, cash flows and income statements by month for the acquired Person, individually, and on a Consolidated basis with all Loan Parties), and such other information as the Agent may reasonably require, all of which shall be reasonably satisfactory to the Agent; (c) either (i) the legal structure of the Acquisition shall be acceptable to the Agent in its Permitted Discretion, or (ii) the Loan Parties shall have provided the Agent with a favorable solvency opinion from an unaffiliated third party valuation firm reasonably satisfactory to the Agent; (d) after giving effect to the Acquisition, if the Acquisition is an Acquisition of the Equity Interests, a Loan Party shall acquire and own, directly or indirectly, a majority of the Equity Interests in the Person being acquired and shall Control a majority of any voting interests or shall otherwise Control the governance of the Person being acquired; (e) any assets acquired shall be utilized in, and if the Acquisition involves a merger, consolidation or Acquisition of Equity Interests, the Person which is the subject of such Acquisition shall be engaged in, a business otherwise permitted to be engaged in by a Borrower under this Agreement; (f) if the Person which is the subject of such Acquisition will be maintained as a Subsidiary of a Loan Party, or if the assets acquired in an acquisition will be transferred to a Subsidiary which is not then a Loan Party, such Subsidiary shall have been joined as a “Borrower” hereunder or as a Facility Guarantor, as the Agent shall determine, and the Agent shall have received a first priority security and/or mortgage interest in such Subsidiary’s Equity Interests, Inventory, Accounts, and other property of the same nature as constitutes collateral under the Security Documents; and (g) the Loan Parties shall have satisfied the Payment Conditions; Provided, that, notwithstanding anything to the contrary set forth above, so long as on the date of any Acquisition and after giving effect thereto (including all payments in respect thereof) the aggregate amount of the consideration for any or all Acquisitions (including such Acquisition for this purpose) in the immediately preceding twelve (12) consecutive month period is less than $10,000,000, the Acquisition shall be subject only to the following conditions: (i) as of the date of any such Acquisition, and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing; (ii) such Acquisition shall have been approved by the Board of Directors of the Person (or similar governing body if such Person is not a corporation) which is the subject of such Acquisition and such Person shall not have announced that it will oppose such Acquisition or shall not have commenced any action which alleges that such Acquisition shall violate applicable Law; (iii) the Lead Borrower shall have furnished the Agent with five (5) days’ prior written notice of such intended Acquisition and shall have furnished the Agent with a current draft of the acquisition documents (and final copies thereof as and when executed); and

-45- 6807015.9 (iv) any assets acquired shall be utilized in, and if the Acquisition involves a merger, consolidation or Acquisition of Equity Interests, the Person which is the subject of such Acquisition shall be engaged in, a business otherwise permitted to be engaged in by a Borrower under this Agreement. “Permitted Discretion” means, as used in this Agreement with reference to the Agent, a determination made in good faith in the exercise of its reasonable business judgment based on how an asset based lender with similar rights and providing a credit facility of the type set forth herein would act in similar circumstances at the time with the information available to it. “Permitted Disposition” means any of the following: (a) Dispositions of inventory and goods in the ordinary course of business; (b) bulk sales or other Dispositions of the Inventory of a Loan Party not in the ordinary course of business in connection with Store closings or relocations, at arm’s length, provided, that, (i) such Store closures and related Inventory Dispositions shall not exceed (A) in any Fiscal Year of the Parent and its Subsidiaries, ten percent (10%) of the number of the Loan Parties’ Stores as of the beginning of such Fiscal Year (net of new Store openings) and (B) in the aggregate from and after the Closing Date, twenty-five percent (25%) of the number of the Loan Parties’ Stores in existence as of the Closing Date (net of new Store openings), (ii) all sales of Inventory in connection with Store closings involving a liquidation of inventory or “going out of business” sale, or as otherwise requested by Agent, shall be in accordance with liquidation agreements and with professional liquidators reasonably acceptable to the Agent to the extent such liquidators are required by Agent in its Permitted Discretion, and (iii) all Net Proceeds received in connection therewith are applied to the Obligations if then required in accordance with Section 2.05 hereof, provided, that, the limitations set forth in clauses (i)(A) and (i)(B) above shall exclude any Store closings identified as pursuant to the “fleet optimization plan” disclosed to the Agent and publicly available in the Form 10-K of Lead Borrower filed with the SEC for its 2018 Fiscal Year; (c) sales, transfers or other Dispositions (including exclusive or non-exclusive licenses and sublicenses) of Non-USU.S. Intellectual Property; (d) licenses for the conduct of licensed departments within the Loan Parties’ Stores in the ordinary course of business; provided, that, if requested by the Agent, the Agent shall have entered into an intercreditor agreement with the Person operating such licensed department on terms and conditions reasonably satisfactory to the Agent; (e) non-exclusive license and sublicenses of USU.S. Intellectual Property of a Loan Party or any of its Subsidiaries in the ordinary course of business; provided, that, no such licensing shall adversely affect in any material respect the fair value of any Inventory or the ability of the Agent to dispose of or otherwise realize upon any Inventory in the exercise of its rights and remedies; (f) the lapse or abandonment of any Intellectual Property of a Loan Party or any of its Subsidiaries in the ordinary course of business (including any registrations or applications for registration of any Intellectual Property), which in the reasonable good faith determination of Lead Borrower, is no longer material to, or used or useful in the conduct of, the business of the Loan Parties, provided, that, no such lapse or abandonment shall adversely affect in any material respect the fair value of any Inventory or the ability of the Agent to dispose of or otherwise realize upon any Inventory in the exercise of its rights and remedies;

-46- 6807015.9 (g) Dispositions of Equipment in the ordinary course of business that is substantially worn, damaged, obsolete or, in the judgment of a Loan Party, no longer useful or necessary in its business or that of any Subsidiary and is not replaced with similar property having at least equivalent value; (h) sales, transfers and Dispositions among the Loan Parties (other than to Parent or IPCo except as permitted as a Permitted Investment) or by any Subsidiary to a Loan Party; (i) sales, transfers and Dispositions by any Subsidiary which is not a Loan Party to another Subsidiary that is not a Loan Party; (j) (i) leases, subleases, licenses or sublicenses of real or personal property granted by any Loan Party or any of its Subsidiaries to others (A) in the ordinary course of business or (B) that, in the reasonable business judgment of Lead Borrower, would not detract from the value of such real or personal property nor interfere in any material respect with the business of Lead Borrower or any of its Subsidiaries, provided, that, a Loan Party may lease, sublease, license or sublicense surplus space to the extent permitted under clause (b) of the definition of the term Real Estate Eligibility Requirements, and (ii) a sale of property pursuant to a Sale and Leaseback Transaction permitted under Section 7.10; (k) any involuntary loss, damage or destruction of property, or any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property, (l) Dispositions of raw or unimproved parcels of Real Estate of any Loan Party (or sales of the Equity Interests of any Person or Persons created solely to own such Real Estate and whose only assets consist of such Real Estate); (m) the use or transfer of cash or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; (n) sales or other Dispositions of assets (other than sales or other dispositions of Accounts, Inventory, Intellectual Property or Equity Interests of Subsidiaries of any Loan Party (except as provided below) and other than as part of a Sale and Leaseback Transaction) not otherwise permitted in clauses (a) through (m) above so long as (i) no Default or Event of Default has occurred and is continuing or would immediately result therefrom, (ii) each such sale or disposition is in an arm’s-length transaction and the applicable Loan Party or its Subsidiary receives at least the fair market value of the assets so disposed, (iii) the consideration received by the applicable Loan Party or its Subsidiary consists of at least seventy-five percent (75%) cash and Cash Equivalents and is paid at the time of the closing of such sale or Disposition, (iv) the aggregate amount of the cash and non-cash proceeds received from all assets sold or Disposed of pursuant to this clause (n) shall not exceed $25,000,000 in any fiscal year (for this purpose, using the fair market value of property other than cash); provided, that, the sale of any corporate jet owned by any Loan Party (or any sale of the Equity Interests of any Person or Persons created solely to own such corporate jet, and whose only assets consist of, such corporate jet), shall be permitted under this clause (n) if each of the conditions set forth in clauses (i), (ii) and (iii) of this subsection (m) are satisfied, but shall not be considered for purposes of the $25,000,000 limitation set forth in clause (iv) of this clause (n); (o) Dispositions of Equipment to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property; provided, that, to the extent the property being transferred constitutes Collateral, such replacement property shall constitute Collateral;

-47- 6807015.9 (p) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (q) the unwinding of any Swap Contract; (r) the sale or discount, in each case without recourse, of accounts receivable (other than Eligible Wholesale Receivables and Eligible Credit Card Receivables) in the ordinary course of business, but only in connection with the compromise or collection thereof (and other than in connection with a financing transaction); (s) sales or other Dispositions by the Borrowers or any of their Subsidiaries in the ordinary course of business of leasehold interests in the premises of a Store that has been closed, the equipment and fixtures located at such premises and the books and records relating directly to the operations of such Store; provided, that, (i) the closing and sale or other Dispositions of Stores shall not exceed (A) in any Fiscal Year of the Parent and its Subsidiaries, ten percent (10%) of the number of the Loan Parties’ Stores as of the beginning of such Fiscal Year (net of new Store openings) and (B) in the aggregate from and after the Closing Date, twenty-five percent (25%) of the number of the Loan Parties’ Stores in existence as of the Closing Date (net of new Store openings), provided, that, the limitations set forth in this clause (i) shall exclude any Store closings identified as pursuant to the “fleet optimization plan” disclosed to the Agent and publicly available in the Form 10-K of Lead Borrower filed with the SEC for its 2018 Fiscal Year; (ii) as of the date of any such sale or other Disposition, and after giving effect thereto, no Event of Default shall exist or have occurred and be continuing, and (C) each such sale shall be on commercially reasonable prices and terms in a bona fide arm's length transaction; (t) sales or other Dispositions of any of the Idlewood Street Parcels, so long as (i) no Default or Event of Default has occurred and is continuing or would immediately result therefrom, (ii) each such sale or disposition is in an arm’s-length transaction and the applicable Loan Party or its Subsidiary receives at least the fair market value of the assets so disposed, and (iii) the consideration received by the applicable Loan Party or its Subsidiary consists of at least seventy-five percent (75%) cash and Cash Equivalents and is paid at the time of the closing of such sale or Disposition; and (u) termination of any franchise agreements in the ordinary course of business. “Permitted Encumbrances” means: (a) Liens imposed by law for Taxes that are not yet due and payable or are being contested in compliance with Section 6.04; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by applicable Law, arising in the ordinary course of business and securing obligations that are not overdue or are being contested in compliance with Section 6.04; (c) (i) pledges and deposits of cash or Cash Equivalents made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security, payroll, or withholding tax laws or regulations, other than any Lien imposed by ERISA or (ii) deposits of cash or Cash Equivalents in the ordinary course of business securing liability for reimbursement or indemnification obligations of insurance carriers providing property, casualty or liability insurance to the Borrowers or any of their Subsidiaries;

-48- 6807015.9 (d) deposits of cash or Cash Equivalents to secure the performance of bids, trade contracts and leases (other than Indebtedness for borrowed money), public or statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business; (e) Liens in respect of (i) judgments, (ii) decrees, (iii) attachments or (iv) awards for the payment of money, in each case under clauses (i), (ii), (iii) or (iv) that would not constitute an Event of Default hereunder; (f) easements, covenants, conditions, restrictions, building code laws, zoning restrictions, encroachments, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Loan Parties taken as a whole and such other minor title defects or survey matters that are disclosed by current surveys or on Schedule B of the Mortgage Policies insuring the Mortgages that, in each case, do not materially interfere with the current use of the real property; (g) Liens existing on the Closing Date and listed on Schedule 7.01 and any Permitted Refinancings thereof; (h) Liens on fixed or capital assets acquired, constructed or improved by any Loan Party or any Subsidiary; provided, that, (i) such Liens secure Indebtedness permitted by clause (c) of the definition of Permitted Indebtedness, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within one hundred eighty (180) days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets except, that, such Liens may secure other Indebtedness owing to the same Person or Persons who have provided financing for the acquisition, construction or improvement of other fixed or capital assets that constitutes Permitted Indebtedness under clause (c) of the definition of such term, and (iv) such Liens shall not apply to any other property or assets of the Loan Parties or any Subsidiary (other than the proceeds of the applicable property or assets subject to the Lien); (i) Liens in favor of the Agent; (j) statutory or common law Liens of landlords and lessors on assets of a Loan Party or its Subsidiaries at the location leased from such landlord or lessor in respect of rent not in default for more than the applicable grace period or which rent is being contested by such Loan Party or Subsidiary, provided, that (i) a reserve with respect to such obligation is established on such Loan Party’s or its Subsidiaries’ books and records in such amount as is required under GAAP, (ii) any such contest is instituted promptly and prosecuted diligently by such Loan Party or its Subsidiary, as applicable, in good faith, and (iii) while any such contest is pending, the landlord or lessor is stayed from the exercise of any rights or remedies with respect to any of the Collateral; (k) possessory Liens in favor of brokers and dealers arising in connection with the acquisition or disposition of Investments owned as of the Closing Date and Permitted Investments, provided, that, such liens (a) attach only to such Investments (or other Investments held by the same broker or dealer) and (b) secure only obligations incurred in the ordinary course and arising in connection with the acquisition or disposition of such Investments and not any obligation in connection with margin financing; (l) Liens arising solely by virtue of any statutory or common law provisions relating to banker’s liens, liens in favor of securities intermediaries, rights of setoff or similar rights and remedies as to

-49- 6807015.9 deposit accounts or securities accounts or other funds maintained with depository institutions or securities intermediaries; (m) Liens arising from precautionary UCC filings regarding “true” operating leases or, to the extent permitted under the Loan Documents, the consignment of goods to a Loan Party; (n) voluntary Liens on property (other than Accounts, Inventory, DDAs or Equity Interests of any Loan Party or its Subsidiaries) in existence at the time such property is acquired pursuant to a Permitted Acquisition or Permitted Investment or on such property of a Subsidiary of a Loan Party in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition or Permitted Investment; provided, that, such Liens are not incurred in connection with or in anticipation of such Permitted Acquisition or Permitted Investment and do not attach to any other assets of any Loan Party or any Subsidiary; (o) Liens in favor of customs and revenues authorities imposed by applicable Law arising in the ordinary course of business in connection with the importation of goods solely to the extent the following conditions are satisfied: (i) such Liens secure obligations that are being contested in good faith by appropriate proceedings, (ii) the applicable Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation; (p) Liens (i) on Cash or Cash Equivalents constituting advances or earnest money deposits in favor of the seller of any property to be acquired in any Permitted Acquisition or other Permitted Investment to be applied against the purchase price of such Acquisition or other Investment or (ii) consisting of an agreement to transfer any property in a Permitted Disposition; (q) any interest or title of a lessor or sublessor under leases or subleases of Equipment or Real Estate to a Loan Party or any of its Subsidiaries in the ordinary course of business; (r) any interest or title of a licensor or sublicensor under licenses or sublicenses of patents, copyrights, trademarks, trade names, other indications of origin, domain names and other forms of Intellectual Property to a Loan Party or any of its Subsidiaries; (s) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods (including under Article 2 of the UCC) and Liens that are contractual rights of set-off relating to purchase orders and other similar agreements entered into by the Loan Parties, provided, that, the aggregate amount of such goods shall not exceed $5,000,000 at any one time (or such greater amount as the Agent may agree); (t) to the extent constituting a Lien, the rights of licensees or sublicensees of Intellectual Property from a Loan Party or its Subsidiaries that constitute a Permitted Disposition; (u) Liens or rights of setoff against credit balances of Borrowers with Credit Card Issuers or Credit Card Processors or amounts owing by such Credit Card Issuers or Credit Card Processors to Borrowers in the ordinary course of business pursuant to the Credit Card Agreements to secure the obligations of Borrowers to such Credit Card Issuers or Credit Card Processors as a result of fees and chargebacks; (v) Liens on insurance policies and the proceeds thereof (other than any insurance policies or proceeds thereof constituting Collateral) and unearned premiums securing the financing of premiums with respect thereto as provided under clause (o)(i) of the definition of Permitted Indebtedness;

-50- 6807015.9 (w) Liens (i) of a collecting bank arising under Section 4-208 of the UCC on the items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (iii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and that are within the general parameters customary in the banking industry, provided, that, in no event shall such Liens secure Indebtedness; and (x) Liens on assets of any Loan Party or its Subsidiaries (other than Accounts, Inventory, DDAs, Intellectual Property or Equity Interests of any Loan Party or its Subsidiaries) not otherwise permitted above so long as the aggregate principal amount of the Indebtedness and other obligations subject to such Liens does not at any time exceed $25,000,000. “Permitted Indebtedness” means each of the following as long as no Default or Event of Default exists or would arise from the incurrence thereof: (a) Indebtedness outstanding on the Closing Date and listed on Schedule Section 7.03 and any Permitted Refinancing thereof; (b) Indebtedness of any Loan Party to any other Loan Party, provided, that, any Indebtedness owing by another Loan Party to IPCo shall be subordinated in right of payment to the payment of the Obligations and otherwise subject to a subordination agreement in form and substance reasonably satisfactory to Agent executed and delivered by such Loan Party, IPCo and Agent; (c) Indebtedness of any Loan Party or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including real property, Capital Lease Obligations (other than with respect to a lease entered into as part of a Sale and Leaseback Transaction) and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided, that, (i) such Indebtedness is incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement and (ii) the aggregate outstanding principal amount of Indebtedness permitted by this clause (c) shall not exceed $50,000,000 at any time outstanding; (d) Indebtedness incurred in connection with Capital Leases arising under Sale and Leaseback Transactions permitted hereunder under Section 7.10; (e) obligations (contingent or otherwise) of any Loan Party or any Subsidiary thereof existing or arising under any Swap Contract, provided, that, (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates or foreign exchange rates, and not for purposes of speculation or taking a “market view;” and (ii) the aggregate Swap Termination Value thereof shall not exceed $1,000,000 at any time outstanding; (f) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business; (g) Indebtedness of any Loan Party or any Subsidiary in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business;

-51- 6807015.9 (h) Indebtedness with respect to the deferred purchase price for any Permitted Acquisition or other Permitted Investment, provided, that, such Indebtedness does not require the payment in cash of principal (other than in respect of working capital adjustments) prior to the Maturity Date, has a maturity which extends beyond the Maturity Date, and is subordinated to the Obligations on terms reasonably acceptable to the Agent; (i) Indebtedness of any Person that becomes a Subsidiary of a Loan Party in a Permitted Acquisition or other Permitted Investment, which Indebtedness is existing at the time such Person becomes a Subsidiary of a Loan Party (other than Indebtedness incurred solely in contemplation of such Person’s becoming a Subsidiary of a Loan Party), provided, that, the aggregate amount of all such Indebtedness shall not exceed $25,000,000 at any time outstanding; (j) the Obligations; and (k) Indebtedness secured by a Lien on any asset of any Loan Party or its Subsidiaries (other than Accounts, Inventory, DDAs or Equity Interests of any Loan Party or its Subsidiaries), provided, that, (i) the aggregate outstanding principal amount of Indebtedness permitted to be incurred pursuant to this clause (k) shall not exceed $25,000,000 at any time, (ii) such Indebtedness has a maturity which extends beyond the Maturity Date, (iii) such Indebtedness is subordinated to the Obligations on terms reasonably acceptable to the Agent, (iv) such Liens are subordinated to the Liens of Agent pursuant to an intercreditor agreement executed by such lienholder and the applicable Loan Parties in form and substance reasonably satisfactory to Agent, and (v) Agent shall have received true, correct and complete copies of all material documents related to such Indebtedness, each in form and substance reasonably satisfactory to Agent; (l) Guarantees of Indebtedness that is Permitted Indebtedness to the extent the guarantor would otherwise be permitted to incur such Indebtedness hereunder; (m) Indebtedness consisting of deferred compensation to directors, officers and employees of the Loan Parties incurred in the ordinary course of business; (n) Indebtedness of a Loan Party or its Subsidiaries for customary indemnification, purchase price adjustments, earn-outs or similar obligations (which shall not include any Indebtedness for borrowed money and Indebtedness owing to sellers for a deferred portion of the purchase price or is evidenced by notes) in each case in respect of the purchase price or other similar adjustments incurred in connection with Permitted Acquisitions, Permitted Investments or Permitted Dispositions; (o) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in ordinary course supply arrangements; (p) Indebtedness in respect of Cash Management Services and other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and other cash management and similar arrangements in the ordinary course of business and any Guarantees thereof; (q) Indebtedness due to any landlord in connection with the financing by such landlord of leasehold improvements; provided, that, the aggregate amount of all of such Indebtedness to landlords shall not exceed $10,000,000 at any time outstanding; (r) Indebtedness incurred by the Borrowers or any of their Subsidiaries in the ordinary course of business in respect of workers compensation claims, health, disability or other benefits to employees, former employees or their families or property, casualty or liability insurance or self-insurance or the

-52- 6807015.9 maintenance, or pursuant to the requirements, of environmental or other permits or licenses from Governmental Authorities; and (s) unsecured Indebtedness not otherwise specifically described herein in an aggregate principal amount not to exceed $25,000,000 at any time outstanding. “Permitted Investments” means each of the following as long as no Default or Event of Default exists or would arise from the making of such Investment: (a) Investments in cash and Cash Equivalents, provided, that, notwithstanding the foregoing, after the occurrence and during the continuance of a Cash Dominion Event, no Investments in cash or Cash Equivalents or additional Investments in the form of cash or Cash Equivalents in each case shall be permitted, except (i) if no ABL Loans are then outstanding and no Letters of Credit are outstanding which have not been Cash Collateralized if then required to be Cash Collateralized or (ii) notwithstanding that any ABL Loans are outstanding (or such Letters of Credit) at any time a Cash Dominion Event exists, (A) deposits of cash or other immediately available funds in Deposit Accounts used for disbursements in the approximate amount of funds required for amounts drawn or anticipated to be drawn shortly on such Deposit Accounts, (B) any such deposits of cash or other immediately available funds in Deposit Accounts used for disbursements which are then held in Cash Equivalents consisting of overnight investments until so drawn or in the event that the amounts drawn on any such day were less than anticipated (so long as (i) such funds and Cash Equivalents are not held more than two (2) Business Days from the date of the initial deposit thereof and (ii) such Investments are pledged to Agent as additional collateral for the Obligations pursuant to such agreements as may be reasonably required by Agent) and (C) amounts that have been received in a Deposit Account used for collections and subject to a Control Agreement prior to the transfer to the Agent Payment Account in the ordinary course in accordance with Section 6.13; (b) Investments existing on the Closing Date, and set forth on Schedule 7.02, but not any increase in the amount thereof or any other modification of the terms thereof; (c) (i) Investments by any Loan Party and its Subsidiaries in their respective Subsidiaries outstanding on the Closing Date, (ii) additional Investments by any Loan Party and its Subsidiaries in Loan Parties (other than the Parent or the IPCo), (iii) additional Investments by Subsidiaries of the Loan Parties that are not Loan Parties in other Subsidiaries that are not Loan Parties and (iv) additional Investments by the Loan Parties in Subsidiaries that are not Loan Parties (or in IPCo), provided, that, as of the date of any such Investment and after giving effect thereto, (A) the aggregate amount of all such additional Investments subject to this clause (iv) shall not exceed $75,000,000 at any time outstanding, (B) with respect to any such additional Investment that would cause the aggregate outstanding amount of all such Investments made pursuant to this clause (iv) to be not greater than $10,000,000, no Default or Event of Default shall exist or have occurred and be continuing and (C) with respect to any such additional Investment that would cause the aggregate outstanding amount of all such Investments to exceed $10,000,000, each of the Payment Conditions is satisfied and, in each case of Investments made pursuant to clause (iv), in no event shall any such Investment be made with any asset or property other than cash or Cash Equivalents; (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors in the ordinary course of business consistent with current practice in effect on the Closing Date or otherwise in accordance with customary market practice; (e) Guarantees constituting Permitted Indebtedness;

-53- 6807015.9 (f) Investments by any Loan Party in Swap Contracts entered into in the ordinary course of business and for bona fide business (and not speculative purposes) to protect against fluctuations in interest rates in respect of the Obligations; (g) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy, workout, recapitalization or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers, suppliers or other issuer of an Investment or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; (h) loans or advances to officers, directors and employees of the Loan Parties and Subsidiaries in the ordinary course of business in an amount not to exceed $5,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes; (i) Investments constituting Permitted Acquisitions; (j) promissory notes and other non-cash consideration received in connection with a Permitted Disposition to the extent such non-cash consideration is permitted for such Permitted Disposition as set forth in the definition of the term Permitted Disposition; (k) Investments in cash or Cash Equivalents that are used as deposits or pledged to secure certain Indebtedness which deposits or pledges are Permitted Encumbrances; (l) Investments in the ordinary course of business consisting of endorsements for collections or deposit; (m) Investments in the form of capital contributions made by any Loan Party to a Borrower; (n) Investments of any Person existing at the time such Person becomes a Subsidiary of any Loan Party or consolidates or merges with any Loan Party so long as such Investments were not made in contemplation of such Person becoming a Subsidiary or of such consolidation or merger; (o) Investments consisting of Permitted Encumbrances, Permitted Indebtedness, fundamental changes permitted pursuant to Section 7.04, Permitted Dispositions and Restricted Payments permitted under Section 7.06; (p) Investments consisting of purchases and acquisitions of inventory, supplies, materials, services or equipment or purchases of contract rights or licenses or leases of Intellectual Property in the ordinary course of business; and (q) other Investments not otherwise specifically described herein, provided, that, as of the date of any such Investment and after giving effect thereto, (i) with respect to any such Investment that would cause the aggregate outstanding amount of all such Investments made pursuant to this clause (q) to be not greater than $10,000,000, no Default or Event of Default shall exist or have occurred and be continuing and (ii) with respect to any such Investment that would cause the aggregate outstanding amount of all such Investments to exceed $10,000,000, each of the Payment Conditions is satisfied and, in each case of Investments made pursuant to this clause (q), in no event shall any such Investment be made with any asset or property other than cash or Cash Equivalents. “Permitted Overadvance” means an Overadvance made by the Agent, in its discretion, which:

-54- 6807015.9 (a) is made to maintain, protect or preserve the Collateral and/or the Credit Parties’ rights under the Loan Documents or which is otherwise for the benefit of the Credit Parties; or (b) is made to enhance the likelihood of, or to maximize the amount of, repayment of any Obligation; (c) is made to pay any other amount chargeable to any Loan Party hereunder; and (d) together with all other Permitted Overadvances then outstanding, shall not (i) exceed ten percent (10%) of the ABL Borrowing Base at any time, unless the Required Lenders otherwise agree or (ii) unless a Liquidation is occurring, remain outstanding for more than forty-five (45) consecutive Business Days. Provided, that, (i) Unintentional Overadvances shall not reduce the amount of Permitted Overadvances allowed hereunder, and (ii) in no event shall the Agent make an Overadvance, if after giving effect thereto, the principal amount of the ABL Loans plus the Letters of Credit would exceed the Aggregate ABL Commitments (in each case as in effect prior to any termination of the Commitments or the ABL Commitments pursuant to Section 2.06 or Section 8.02 hereof), and (iii) the right of Agent to make Overadvances after the date of the receipt of such written notice by Agent may be revoked by written notice to Agent from the Required Lenders (which shall not be construed to apply to Unintentional Overadvances). “Permitted Refinancing” means, with respect to any Person, any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting a Permitted Refinancing); provided, that, (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced and then unfunded commitments under the terms of such Indebtedness at such time (plus unpaid accrued interest and premiums thereon (including any prepayment premiums and penalties) and underwriting discounts, defeasance costs, fees (including upfront fees and original issue discount), commissions and expenses, (b) except in the case of revolving Indebtedness, the weighted average life to maturity of such Permitted Refinancing is greater than or equal to the weighted average life to maturity of the Indebtedness being Refinanced (c) such Permitted Refinancing shall not require any scheduled principal payments due prior to the Maturity Date in excess of, or prior to, the scheduled principal payments due prior to such Maturity Date for the Indebtedness being Refinanced, (d) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations under this Agreement, such Permitted Refinancing shall be subordinated in right of payment to such Obligations on terms at least as favorable to the Credit Parties as those contained in the documentation governing the Indebtedness being Refinanced, (e) no Permitted Refinancing shall have direct or indirect obligors who were not also obligors of the Indebtedness being Refinanced, or greater guarantees, than the Indebtedness being Refinanced,

-55- 6807015.9 (f) if the Indebtedness being Refinanced or any guarantees thereof are secured, such Indebtedness and any guarantees thereof shall be secured in all material respects by substantially the same or less collateral as secured such Indebtedness being Refinanced or any guarantees thereof, on terms no less favorable to the Agent or the Lenders; (g) if the Indebtedness being Refinanced or any guarantees thereof are secured, the Liens to secure such Indebtedness shall not have a priority more senior than the Liens securing the Indebtedness being Refinanced and if subordinated to any other Liens on such property, shall be subordinated to the Agent’s Liens on terms and conditions no less favorable to the Agent or the Lenders; (h) if the Indebtedness being Refinanced or any guarantees thereof are subordinated to any of the Obligations, such Permitted Refinancing and any guarantees thereof shall be subordinated to the Obligations on terms (including intercreditor terms) no less favorable to the Agent or the Lenders; (i) such Permitted Refinancing shall be otherwise on terms not materially less favorable to the Loan Parties than those contained in the documentation governing the Indebtedness being Refinanced in each case, taken as a whole, and other than any covenants, defaults or other provisions that apply solely after the Maturity Date, (j) the interest rate applicable to any such Permitted Refinancing shall not exceed the then applicable market interest rate, and (k) at the time thereof, no Default or Event of Default shall have occurred and be continuing. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, limited partnership, Governmental Authority or other entity. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by any Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate, other than a Multiemployer Plan. “Platform” has the meaning specified in Section 6.02. “Portal” has the meaning specified in Section 2.02. “Public Lender” has the meaning specified in Section 6.02. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D). “QFC Credit Support” has the meaning specified in Section 10.27. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

-56- 6807015.9 “Quarterly Average Excess Availability” means, at any time, the daily average of the Excess Availability for the immediately preceding Fiscal Quarter, commencing on the first day of such Fiscal Quarter. “Real Estate” means all Leases and all land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned by any Loan Party, including all easements, rights-of-way, and similar rights relating thereto and all leases, tenancies, and occupancies thereof. “Real Estate Cap” means at any time of calculation, twenty-five percent (25%) of the ABL Borrowing Base. “Real Estate Eligibility Requirements” means collectively, each of the following: (a) the applicable Loan Party has executed and delivered to the Agent a Mortgage in form and substance acceptable to the Agent, in each case, with respect to any Real Estate intended, by such Loan Party, to be included in Eligible Real Estate; (b) such Real Estate is used by a Loan Party for offices or as a Store or distribution center or, with the consent of Agent in its Permitted Discretion, leased to third-parties, except, that, Loan Parties may lease surplus space at the location of Loan Parties’ corporate headquarters at 11215 Metro Parkway, Fort Myers, FL 33966; provided, that, each of the following conditions are satisfied: (i) Lead Borrower shall provide (A) prior written notice to Agent of anyeach such lease, which notice shall reasonably identify the premises to be leased by building number and shall include(B) promptly upon Agent’s request, the material terms of the lease, (ii) no more than twenty-five percent (25%) of the square feet of such location may be leased to third parties without the consent of Agent in its Permitted Discretion, (iii) as of the date of entering into any such lease, no Default or Event of Default shall exist or have occurred and be continuing, (iv) such lease shall be in an arm’s-length transaction and on market terms for such property, and (v) promptly upon the request of Agent, the applicable Loan Party or its Subsidiary shall cause the lessee with respect thereto to, and such lessee shall, execute and deliver such estoppel agreements in form and substance satisfactory to Agent; (c) as to any particular property, the Loan Party is in compliance in all material respects with the representations, warranties and covenants set forth in the Mortgage relating to such Real Estate; (d) the Agent shall have received fully paid American Land Title Association Lender’s Extended Coverage title insurance policies or marked-up title insurance commitments having the effect of a policy of title insurance) (the “Mortgage Policies”) in form and substance, with the endorsements reasonably required by the Agent (to the extent available at commercially reasonable rates) and in amounts reasonably acceptable to the Agent, issued, coinsured and reinsured (to the extent required by the Agent) by title insurers reasonably acceptable to the Agent, insuring the Mortgages to be valid first and subsisting Liens on the property or leasehold interests described therein, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, excepting only Permitted Encumbrances having priority over the Lien of the Agent under applicable Law or otherwise reasonably acceptable to the Agent; (e) with respect to any Real Estate owned by a Borrower or any other Loan Party (excluding interests as lessee under a Lease) which is intended by such Borrower or such other Loan Party to be included in Eligible Real Estate, the Agent shall have received American Land Title Association/American Congress on Surveying and Mapping form surveys, for which all necessary fees (where applicable) have been paid, certified to the Agent and the issuer of the Mortgage Policies in a manner reasonably satisfactory to the Agent by a land surveyor duly registered and licensed in the states in which the property described in

-57- 6807015.9 such surveys is located and reasonably acceptable to the Agent, showing all buildings and other improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of material encroachments, either by such improvements or on to such property, and other material defects, other than encroachments and other defects reasonably acceptable to the Agent; (f) with respect to any Real Estate intended by any Borrower or other Loan Party to be included in Eligible Real Estate, the Agent shall have received a Phase I Environmental Site Assessment in accordance with ASTM Standard E1527-05, in form and substance reasonably satisfactory to the Agent, from an environmental consulting firm reasonably acceptable to the Agent, which report shall identify recognized environmental conditions and shall to the extent possible quantify any related costs and liabilities, associated with such conditions and the Agent shall be satisfied, in each case, in Agent’s Permitted Discretion, with the nature and amount of any such matters. The Agent may, upon the receipt of a Phase I Environmental Site Assessment require the delivery of further environmental assessments or reports to the extent such further assessments or reports are recommended in the Phase I Environmental Site Assessment; (g) the applicable Loan Party shall have delivered to the Agent flood hazard determination certifications, acknowledgements and evidence of flood insurance naming the Agent as mortgagee as required by the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended and in effect, which shall be reasonably satisfactory in form and substance to the Agent and the Lenders; and (h) the applicable Loan Party shall have delivered such other information and documents as may be reasonably requested by the Agent and the Lenders, including, without limitation, such as may be necessary to comply with FIRREA. “Realty Reserves” means such reserves as the Agent from time to time determines, in each case, in Agent’s Permitted Discretion, as being appropriate to reasonably mitigate any material impediments to the Agent’s ability to realize upon any Eligible Real Estate. Without limiting the generality of the foregoing, Realty Reserves may include, without duplication of any other Reserves or items to the extent such items are otherwise addressed or excluded through eligibility criteria, but are not limited to, reserves for (a) municipal taxes and assessments, (b) repairs (which may be those identified as required in a current third party property condition assessment report), (c) remediation of title defects, and (d) Indebtedness secured by Liens on Real Estate having priority over the Lien of the Agent. “Receivables Reserves” means such Reserves as may be established from time to time by the Agent in the Agent’s Permitted Discretion with respect to the determination of the collectability in the ordinary course of Eligible Wholesale Receivables, including, without limitation, on account of dilution. “Register” has the meaning specified in Section 10.06(c). “Registered Public Accounting Firm” has the meaning specified by the Securities Laws and shall be independent of the Parent and its Subsidiaries as prescribed by the Securities Laws. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

-58- 6807015.9 “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty (30) day notice period has been waived. “Reports” has the meaning provided in Section 9.12(b). “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Loans, an electronic notice via the Portal or LIBO RateSOFR Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application and, if required by the L/C Issuer, a Standby Letter of Credit Agreement or Commercial Letter of Credit Agreement, as applicable, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required ABL Lenders” means, as of any date of determination, at least two ABL Lenders who are not Affiliates of one another (so long as there are not less than two such ABL Lenders) holding more than fifty percent (50%) of the Aggregate ABL Commitments or, if the commitment of each ABL Lender to make ABL Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, at least two ABL Lenders who are not Affiliates of one another (so long as there are not less than two such ABL Lenders) holding in the aggregate more than fifty percent (50%) of the Total ABL Outstandings (with the aggregate amount of each ABL Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such ABL Lender for purposes of this definition); provided that the ABL Commitment of, and the portion of the Total ABL Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required ABL Lenders. “Required FILO Lenders” means, as of any date of determination, (a) prior to the funding of the FILO Loans on the Amendment No. 1 Effective Date, at least two FILO Lenders who are not Affiliates of one another (so long as there are not less than two such FILO Lenders) holding more than fifty percent (50%) of the Aggregate FILO Commitments and (b) thereafter, at least two FILO Lenders who are not Affiliates of one another (so long as there are not less than two such FILO Lenders) holding in the aggregate more than fifty percent (50%) of the Total FILO Outstandings; provided that the FILO Commitment of, and the portion of the Total FILO Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required FILO Lenders. “Required Lenders” means, as of any date of determination, at least two Lenders who are not Affiliates of one another (so long as there are not less than two such Lenders) holding more than fifty percent (50%) of the Aggregate ABL Commitments and the Total FILO Outstandings or, if the commitment of each Lender to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, at least two Lenders who are not Affiliates of one another (so long as there are not less than two such Lenders) holding in the aggregate more than fifty percent (50%) of the Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition); provided, that, the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Reserves” means, without duplication of any other Reserves or items to the extent such items are otherwise addressed or excluded through eligibility criteria, as of any date of determination, Inventory Reserves, Receivables Reserves, Realty Reserves, Cash Management Reserves, Bank Product Reserves, the FILO Push Down Reserve and those other reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.01(c), to establish and maintain, including reserves with respect to (a) customs duties and other costs to release Inventory which is being imported into the US; (b) salaries, wages and benefits due to employees of a Borrower or any other Loan Party; (c) customer credit

-59- 6807015.9 liabilities consisting of the aggregate remaining value of gift cards, gift certificates or merchandise credits; (d) deposits made by customers with respect to the purchase of good and layaway obligations of the Borrowers; (e) in the case of leased locations, rent or other amounts payable by a Loan Party under such leases to the extent a Collateral Access Agreement with respect to such locations has not been obtained (which reserve shall not, unless an Event of Default has occurred and is continuing exceed two (2) months’ rent); (f) amounts due to vendors on account of consigned goods; and (g) amounts owing by any Loan Party or its Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than a Permitted Encumbrance), which Lien or trust, in the Permitted Discretion of Agent likely would be pari passu or have a priority superior to the Agent’s Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes (including real estate or personal property) where given priority under applicable law) in and to such item of the Collateral). To the extent that a Reserve is in respect of amounts that may be payable to third parties, Agent may, at its option, but without duplication, deduct such Reserve from the Aggregate ABL Commitments at any time that the Aggregate ABL Commitments are less than the amount of the ABL Borrowing Base. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer or assistant treasurer of a Loan Party or any of the other individuals designated in writing to the Agent by an existing Responsible Officer of a Loan Party as an authorized signatory of any certificate or other document to be delivered hereunder. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment, in each case, for the avoidance of doubt, excluding any stock split. “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto. “Sale and Leaseback Transaction” means, with respect to any Person (the “obligor”), any contractual obligation or other arrangement with any other Person (the “counterparty”) consisting of a lease by such obligor of any property that, directly or indirectly, has been or is to be sold by the obligor to such counterparty or to any other Person to whom funds have been advanced by such counterparty based on a Lien on, or an assignment of, such property or any obligations of such obligor under such lease. “Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, or (d) a Person resident in or determined to be resident in a country, in each case of clauses (a) through (d) that is a target of Sanctions, including a target of any country sanctions program administered and enforced by OFAC or other relevant Governmental Authority.

-60- 6807015.9 “Sanctioned Person” means, at any time (a) any Person named on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, OFAC’s consolidated Non-SDN list or any other Sanctions-related list maintained by any Governmental Authority, (b) a Person or legal entity that is a target of Sanctions, (c) any Person operating, organized or resident in a Sanctioned Entity, or (d) any Person directly or indirectly owned or controlled (individually or in the aggregate) by or acting on behalf of any such Person or Persons described in clauses (a) through (c) above. “Sanctions” means individually and collectively, respectively, any and all economic sanctions, trade sanctions, financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes anti-terrorism laws and other sanctions laws, regulations or embargoes, including those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order, (b) the United Nations Security Council, (c) the Government of Canada, (d) the European Union or any European Union member state, (e) Her Majesty’s Treasury of the United Kingdom, or (f) any other Governmental Authority with jurisdiction over any Credit Party or any Loan Party or any of their respective Subsidiaries or Affiliates. “Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley, and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the PCAOB. “Security Agreement” means the Amended and Restated Security Agreement dated as of the Amendment No. 1 Effective Date among the Loan Parties and the Agent, as the same now exists or may hereafter be amended, modified, supplemented, renewed, restated or replaced. “Security Documents” means the Security Agreement, the Intellectual Property Security Agreement, the Blocked Account Agreements, the Mortgages, the Credit Card Notifications, and each other security agreement or other instrument or document executed and delivered to the Agent pursuant to this Agreement or any other Loan Document granting a Lien to secure any of the Obligations. “Settlement Date” has the meaning provided in Section 2.14(a). “Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of the Lead Borrower and its Subsidiaries as of that date determined in accordance with GAAP. “Shrink” means Inventory which has been lost, misplaced, stolen, or is otherwise unaccounted for. “SOFR” with respect to any day means a rate equal to the secured overnight financing rate published for such dayas administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on of the Federal Reserve Bank of New York’s Websitesecured overnight financing rate). “SOFR Loan” means each portion of a Loan that bears interest at a rate determined by reference to Term SOFR (other than pursuant to clause (c) of the definition of “Base Rate”).

-61- 6807015.9 “SOFR Notice” means a written notice in the form of Exhibit A to this Agreement. “Solvent” and “Solvency” means, with respect to any Person as of any date of determination, that (a) at fair valuations, the sum of such Person’s debts (including contingent liabilities) is less than all of such Person’s assets, (b) such Person is not engaged or about to engage in a business or transaction for which the remaining assets of such Person are unreasonably small in relation to the business or transaction or for which the property remaining with such Person is an unreasonably small capital, and (c) such Person has not incurred and does not intend to incur, or reasonably believe that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise), and (d) such Person is “solvent” or not “insolvent”, as applicable within the meaning given those terms and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5). “Spot Rate” has the meaning given to such term in Section 1.07 hereof. “Standard Letter of Credit Practice” means, for the L/C Issuer, any domestic or foreign Law or letter of credit practices applicable in the city in which the L/C Issuer issued the applicable Letter of Credit or, for its branch or correspondent, such Laws and practices applicable in the city in which it has advised, confirmed or negotiated such Letter of Credit, as the case may be, in each case, (a) which letter of credit practices are of banks that regularly issue letters of credit in the particular city, and (b) which laws or letter of credit practices are required or permitted under ISP or UCP, as chosen in the applicable Letter of Credit. “Standby Letter of Credit” means any Letter of Credit that is not a Commercial Letter of Credit and that (a) is used in lieu or in support of performance guaranties or performance, surety or similar bonds (excluding appeal bonds) arising in the ordinary course of business, (b) is used in lieu or in support of stay or appeal bonds, (c) supports the payment of insurance premiums for reasonably necessary casualty insurance carried by any of the Loan Parties, or (d) supports payment or performance for identified purchases or exchanges of products or services in the ordinary course of business. “Standby Letter of Credit Agreement” means the Standby Letter of Credit Agreement relating to the issuance of a Standby Letter of Credit in the form from time to time in use by the L/C Issuer. “Stated Amount” means at any time the maximum amount for which a Letter of Credit may be honored. “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the FRB to which the Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBO Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Store” means any retail store (which may include any real property, fixtures, equipment, inventory and other property related thereto) operated, or to be operated, by any Loan Party.

-62- 6807015.9 “Subordinated Indebtedness” means Indebtedness which is expressly subordinated in right of payment to the prior payment in full of the Obligations and which is in form and on terms approved in writing by the Agent. “Subordination Provisions” has the meaning specified in Section 8.01(q). “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the Equity Interests having ordinary voting power for the election of directors or other governing body are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of a Loan Party. “Supermajority ABL Lenders” means, as of any date of determination, at least two ABL Lenders who are not Affiliates of one another (so long as there are not less than two such ABL Lenders) holding more than sixty-six and two-thirds percent (66-2/3%) of the ABL Commitments or, if the commitment of each ABL Lender to make ABL Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, at least two ABL Lenders who are not Affiliates of one another (so long as there are not less than two such ABL Lenders) holding in the aggregate more than sixty-six and two-thirds percent (66-2/3%) of the Total ABL Outstandings (with the aggregate amount of each ABL Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such ABL Lender for purposes of this definition); provided, that, the ABL Commitment of, and the portion of the Outstanding Amount of ABL Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Supermajority ABL Lenders. “Supermajority FILO Lenders” means, as of any date of determination, at least two FILO Lenders who are not Affiliates of one another (so long as there are not less than two such FILO Lenders) holding more than sixty-six and two-thirds percent (66-2/3%) of the Outstanding Amount of the FILO Loans; provided, that, the FILO Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Supermajority FILO Lenders. “Supported QFC” has the meaning specified in Section 10.27. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

-63- 6807015.9 “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04. “Swing Line Lender” means Wells Fargo, in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder. “Swing Line Loan” has the meaning specified in Section 2.04(a). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B. “Swing Line Note” means the promissory note of the Borrowers substantially in the form of Exhibit C-2, payable to the order of the Swing Line Lender, evidencing the Swing Line Loans made by the Swing Line Lender. “Swing Line Sublimit” means an amount equal to the lesser of (a) $22,500,000 and (b) the Aggregate ABL Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate ABL Commitments. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Termination Date” means the earliest to occur of (a) the Maturity Date, (b) the date on which the maturity of the Obligations is accelerated (or deemed accelerated) and the Commitments are irrevocably terminated (or deemed terminated) in accordance with Article VII, or (c) the termination of the Commitments in accordance with the provisions of Section 2.06(a) hereof. “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, that, if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for

-64- 6807015.9 the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, that, if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Total ABL Outstandings” means the aggregate Outstanding Amount of all ABL Loans and all L/C Obligations. “Total FILO Outstandings” means the aggregate Outstanding Amount of all FILO Loans. “Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations. “Trading with the Enemy Act” has the meaning set forth in Section 10.18. “Type” means, with respect to a Loan, its character as a Base Rate Loan or a LIBO RateSOFR Loan. “U.S. Special Resolution Regimes” has the meaning specified in Section 10.27. “UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other

-65- 6807015.9 jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be. “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits 2007 Revision, International Chamber of Commerce Publication No. 600 and any subsequent revision thereof adopted by the International Chamber of Commerce on the date such Letter of Credit is issued. “UFCA” has the meaning specified in Section 10.22(d). “UFTA” has the meaning specified in Section 10.22(d). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “UVTA” has the meaning specified in Section 10.22(d). “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year. “Unintentional Overadvance” means an Overadvance which, to the Agent’s knowledge, did not constitute an Overadvance when made but which has become an Overadvance resulting from changed circumstances beyond the control of the Credit Parties, including, without limitation, a reduction in the Appraised Value of property or assets included in the Borrowing Base, increase in Reserves or misrepresentation by the Loan Parties. “United States” and “U.S.” mean the United States of America. “USU.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that, for purposes of the notice requirements in Section 2.02(b), such day is also a Business Day. “U.S. Special Resolution Regimes” has the meaning specified in Section 10.27 of this Agreement. “U.S. Intellectual Property” means Intellectual Property existing or arising under the laws of the United States or any state, district, or territory thereof, including any Intellectual Property issued,

-66- 6807015.9 registered, applied for or filed by, to or with any Governmental Authority in any such jurisdiction or with any authorized registrar of domain names with respect to any such jurisdiction. “Wells Fargo” means Wells Fargo Bank, National Association and its successors. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean the termination of the Aggregate ABL Commitments and the repayment in Dollars in full in cash or immediately available funds (or, in the case of contingent reimbursement obligations with respect to Letters of Credit and Bank Products (other than Swap Contracts) and any other contingent Obligation, including indemnification obligations, providing Cash

-67- 6807015.9 Collateralization) or other collateral as may be requested by the Agent of all of the Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Obligations) under Swap Contracts) other than (i) unasserted contingent indemnification Obligations, (ii) any Obligations relating to Bank Products (other than Swap Contracts) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or Cash Collateralized or other collateral as may be requested by the Agent, and (iii) any Obligations relating to Swap Contracts that, at such time, are allowed by the applicable provider of such Swap Contracts to remain outstanding without being required to be repaid. Section 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Lead Borrower or the Required Lenders shall so request, the Agent, the Lenders and the Lead Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Lead Borrower shall provide to the Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. (c) Adoption of International Financial Reporting Standards. In the event that Parent and its Subsidiaries elect to transition the accounting policies and reporting practices of the Loan Parties from GAAP to the International Financial Reporting Standards, and any such adoption of the International Financial Reporting Standards would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrowers or the Required Lenders shall so request, the Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such adoption of the International Financial Reporting Standards (subject to the approval of the Required Lenders); provided, that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such adoption of the International Financial Reporting Standards and (ii) the Lead Borrower shall provide to the Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such adoption of the International Financial Reporting Standards. Section 1.04 Rounding. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). Section 1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

-68- 6807015.9 Section 1.06 Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to be the Stated Amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms of any Issuer Documents related thereto, provides for one or more automatic increases in the Stated Amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum Stated Amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum Stated Amount is in effect at such time, provided, that, for purposes of calculating any Letter of Credit Fees hereunder, such Letter of Credit Fees shall be calculated on the actual Stated Amount of such Letter of Credit in effect at the time of such calculation without giving effect to the automatic increases which have not yet occurred. Section 1.07 Currency Equivalents Generally. Any amount specified in this Agreement (other than in Articles II, IX and X) or any of the other Loan Documents to be in Dollars shall also include the equivalent of such amount in any currency other than Dollars, such equivalent amount thereof in the applicable currency to be determined by the Agent at such time on the basis of the Spot Rate (as defined below) for the purchase of such currency with Dollars. For purposes of this Section 1.07, the “Spot Rate” for a currency means the rate determined by the Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two (2) Business Days prior to the date of such determination; provided that the Agent may obtain such spot rate from another financial institution designated by the Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency. Section 1.08 Interest Rates. Agent does not warrant, nor or accept any responsibility for, norand shall the Agentnot have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Term SOFR or any other Benchmark, any component definition thereof or rates referred to in the definition of “LIBO Rate”thereof, or with respect to any rate that is an alternative, successor or replacement forrate thereto (including any then-current Benchmark or successor to any Benchmark Replacement), including whether the composition or characteristics of any such rate oralternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.08(e), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any of the foregoingConforming Changes. Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to a Borrower. Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS1 Section 2.01 Loans; Reserves.

-69- 6807015.9 (a) Subject to the terms and conditions set forth herein, each ABL Lender severally agrees to make loans (each such loan, an “ABL Loan”) to the Borrowers from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the lesser of (x) the amount of such ABL Lender’s ABL Commitment, or (y) such ABL Lender’s Applicable ABL Percentage of the ABL Borrowing Base, subject in each case to the following limitations (i) after giving effect to any ABL Borrowing, the Total ABL Outstandings shall not exceed the ABL Loan Cap, (ii) after giving effect to any ABL Borrowing, the aggregate Outstanding Amount of the ABL Loans of any ABL Lender, plus such ABL Lender’s Applicable ABL Percentage of the Outstanding Amount of all L/C Obligations, plus such ABL Lender’s Applicable ABL Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such ABL Lender’s ABL Commitment, and (iii) the Outstanding Amount of all L/C Obligations shall not at any time exceed the Letter of Credit Sublimit. Within the limits of each ABL Lender’s ABL Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow ABL Loans under this Section 2.01(a), prepay under Section 2.05, and reborrow ABL Loans under this Section 2.01(a). ABL Loans may be Base Rate Loans or LIBO RateSOFR Loans, as further provided herein. (b) The Reserves as of the Closing Date are set forth in the Borrowing Base Certificate delivered pursuant to Section 4.01(c) hereof. (c) The Agent shall have the right, at any time and from time to time after the Closing Date in its Permitted Discretion to establish, modify or eliminate Reserves upon three (3) Business Days’ prior written notice to the Borrowers in the case of the establishment of any new categories of Reserves after the date hereof or any change in the methodology for the calculation of an existing Reserve after the date hereof during which period the Agent shall be available to discuss in good faith any such proposed Reserve with the Lead Borrower and the Lead Borrower may take such action as may be required so that the event, condition or matter that is the basis for such Reserve or modification no longer exists, provided, that, no such prior notice shall be required (i) for changes to any Reserves resulting solely by virtue of mathematical calculations of the amount of the Reserve in accordance with the methodology of calculation previously utilized (such as, but not limited to, rent and customer credit liabilities), or (ii) for changes to Reserves or establishment of additional Reserves if a Material Adverse Effect has occurred or it would be reasonably likely that a Material Adverse Effect to the Lenders would occur were such Reserve not changed or established prior to the expiration of such three (3) Business Day period or (iii) if after giving effect to any such new category of reserves or change in methodology there would be an Overadvance. The amount of any Reserve established by Agent shall have a reasonable relationship to the event, condition, other circumstance, or fact that is the basis for such Reserve and shall not be duplicative of any other Reserve established and currently maintained or eligibility criteria to the extent addressed thereby. (d) Subject to the terms and conditions set forth herein, each FILO Lender severally agrees to make a “first-in last-out” term loan (each such loan, a “FILO Loan”) to the Borrowers on the Amendment No. 1 Effective Date in a principal amount equal to its FILO Commitment. Upon the applicable FILO Lender making such FILO Loan on the Amendment No. 1 Effective Date, the FILO Commitment of such FILO Lender shall be terminated. FILO Loans that are repaid or prepaid may not be reborrowed. Section 2.02 Borrowings, Conversions and Continuations of Loans.

-70- 6807015.9 (a) Loans (other than Swing Line Loans) shall be either Base Rate Loans or LIBO RateSOFR Loans as the Lead Borrower may request subject to and in accordance with this Section 2.02. All Swing Line Loans shall be only Base Rate Loans. Subject to the other provisions of this Section 2.02, Borrowings of more than one Type may be incurred at the same time. (b) Each request for a Borrowing consisting of a Base Rate Loan shall be made by electronic request of the Lead Borrower through Agent’s Commercial Electronic Office Portal or through such other electronic portal provided by Agent (the “Portal”). The Borrowers hereby acknowledge and agree that any request made through the Portal shall be deemed made by a Responsible Officer of the Borrowers. Each request for a Borrowing consisting of a LIBO RateSOFR Loan shall be made pursuant to the Lead Borrower’s submission of a LIBO RateSOFR Loan Notice, which must be received by the Agent not later than 11:00 aon the U.mS. Government Securities Business Day that is three (3) U.S. Government Securities Business Days prior to the requested date of any Borrowing or continuation of, or conversion into, LIBO Rate Loans a SOFR Loan. Each LIBO RateSOFR Loan Notice shall specify (i) the requested date of the Borrowing or continuation, as the case may be (which shall be a Business Day), (ii) the principal amount of LIBO RateSOFR Loans to be borrowed or continued (which shall be in a principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof), and (iii) the duration of the Interest Period with respect thereto. If the Lead Borrower fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. On the requested date of any LIBO RateSOFR Loan (other than any continuation of an existing LIBO RateSOFR Loan), (i) in the event that Base Rate Loans are outstanding in an amount equal to or greater than the requested LIBO RateSOFR Loan, all or a portion of such Base Rate Loans shall be automatically converted to a LIBO RateSOFR Loan in the amount requested by the Lead Borrower, and (ii) if Base Rate Loans are not outstanding in an amount at least equal to the requested LIBO RateSOFR Loan, the Lead Borrower shall make an electronic request via the Portal for additional Base Rate Loans in an such amount, when taken with the outstanding Base Rate Loans (which shall be converted automatically at such time), as is necessary to satisfy the requested LIBO RateSOFR Loan. If the Lead Borrower fails to make such additional request via the Portal as required pursuant to clause (ii) of the foregoing sentence, then the Borrowers shall be responsible for all amounts due pursuant to Section 3.05 hereof arising on account of such failure. If the Lead Borrower fails to give a timely notice with respect to any continuation of a LIBO RateSOFR Loan, then the applicable Loans shall be converted to Base Rate Loans, effective as of the last day of the Interest Period then in effect with respect to the applicable LIBO RateSOFR Loans. All requests for a Borrowing which are not made by electronic request of the Lead Borrower through the Portal shall be subject to (and unless the Agent elects otherwise in the exercise of its sole discretion, such Borrowing shall not be made until the completion of) the then standard authentication process used by the Agent for such purposes (with results satisfactory to the Agent) prior to the funding of any such requested Loan. (c) The Agent shall promptly notify each Lender of the amount of its Applicable ABL Percentage of the applicable ABL Loans, or its Applicable FILO Percentage of the applicable FILO Loans and if no timely notice of a conversion or continuation is provided by the Lead Borrower, the Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(b). In the case of a Borrowing, each Lender shall make the amount of its Loan available to the Agent in immediately available funds at the Agent Payment Account not later than 1:00 p.m. on the Business Day specified in the applicable notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Agent shall as promptly as practicable make all funds so received available to the Borrowers in like funds (and, in any event , shall use commercially reasonable efforts to make all such funds available to the Borrowers) by no later than 4:00 p.m. on the day of receipt by the Agent either by (i) crediting the account of the Lead Borrower on the books of Wells Fargo with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Agent by the Lead Borrower.

-71- 6807015.9 (d) The Agent, without the request of the Lead Borrower, may advance any interest, fee, service charge (including direct wire fees), Credit Party Expenses, or other payment to which any Credit Party is entitled from the Loan Parties pursuant hereto or any other Loan Document and may charge the same to the Loan Account notwithstanding that an Overadvance may result thereby. The Agent will provide Lead Borrower with copies of invoices that Agent receives from third parties that constitute Credit Party Expenses and will provide invoices or include Credit Party Expenses of Agent on the statements provided by Agent to Lead Borrower hereunder consistent with the customary practice of Agent. All third -party Credit Party Expenses shall be invoiced prior to payment. The Agent shall advise the Lead Borrower of any such advance or charge promptly after the making thereof. Such action on the part of the Agent shall not constitute a waiver of the Agent’s rights and the Borrowers’ obligations under Section 2.05(c). Any amount which is added to the principal balance of the Loan Account as provided in this Section 2.02(d) shall bear interest at the interest rate then and thereafter applicable to Base Rate Loans. (e) Except as otherwise provided herein, a LIBO RateSOFR Loan may be continued or converted only on the last day of an Interest Period for such LIBO RateSOFR Loan. During the existence of an Event of Default, upon the request of the Required Lenders or Agent, no Loans may be requested as, converted to or continued as LIBO RateSOFR Loans. (f) The Agent shall promptly notify the Lead Borrower and the Lenders of the interest rate applicable to any Interest Period for LIBO RateSOFR Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Agent shall notify the Lead Borrower and the Lenders of any change in Wells Fargo’s prime rate used in determining the Base Rate promptly following the public announcement of such change. (g) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect with respect to LIBO RateSOFR Loans. (h) The Agent, the Lenders, the Swing Line Lender and the L/C Issuer shall have no obligation to make any Loan or to provide any Letter of Credit if an Overadvance would result. The Agent may, in its Permitted Discretion, make Permitted Overadvances without the consent of the Borrowers (but with notice to Lead Borrower other than for customary charges, interest and fees charged to the Loan Account consistent with then current practice), the Lenders, the Swing Line Lender and the L/C Issuer and, in each case, the Borrowers and each Lender and L/C Issuer shall be bound thereby. Any Permitted Overadvance may constitute a Swing Line Loan. A Permitted Overadvance is for the account of the Borrowers and shall constitute a Base Rate Loan and an Obligation and shall be repaid by the Borrowers in accordance with the provisions of Section 2.05(c). The making of any such Permitted Overadvance on any one occasion shall not obligate the Agent or any Lender to make or permit any Permitted Overadvance on any other occasion or to permit such Permitted Overadvances to remain outstanding. The making by the Agent of a Permitted Overadvance shall not modify or abrogate any of the provisions of Section 2.03 regarding the ABL Lenders’ obligations to purchase participations with respect to Letter of Credits or of Section 2.04 regarding the ABL Lenders’ obligations to purchase participations with respect to Swing Line Loans. The Agent shall have no liability for, and no Loan Party or Credit Party shall have the right to, or shall, bring any claim of any kind whatsoever against the Agent with respect to Unintentional Overadvances regardless of the amount of any such Overadvance(s). Section 2.03 Letters of Credit. (a) Subject to the terms and conditions of this Agreement, upon the request of the Lead Borrower made in accordance herewith, and prior to the Maturity Date, the L/C Issuer agrees to issue a requested Letter of Credit for the account of the Loan Parties. By submitting a request to the L/C Issuer for

-72- 6807015.9 the issuance of a Letter of Credit, the Borrowers shall be deemed to have requested that the L/C Issuer issue the requested Letter of Credit. Each request for the issuance of a Letter of Credit, or the amendment, renewal, or extension of any outstanding Letter of Credit, shall be (i) irrevocable, (ii) made in writing pursuant to a Letter of Credit Application by a Responsible Officer and delivered to the L/C Issuer and the Agent via telefacsimile or other electronic method of transmission reasonably acceptable to the L/C Issuer not later than 11:00 a.m. at least two (2) Business Days (or such other date and time as the Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the requested date of issuance, amendment, renewal, or extension and (iii) subject to L/C Issuer’s authentication procedures with results satisfactory to L/C Issuer. Each such request shall be in form and substance reasonably satisfactory to the L/C Issuer and (i) shall specify (A) the amount of such Letter of Credit, (B) the date of issuance, amendment, renewal, or extension of such Letter of Credit, (C) the proposed expiration date of such Letter of Credit, (D) the name and address of the beneficiary of the Letter of Credit, and (E) such other information (including, the conditions to drawing, and, in the case of an amendment, renewal, or extension, identification of the Letter of Credit to be so amended, renewed, or extended) as shall be necessary to prepare, amend, renew, or extend such Letter of Credit, and (ii) shall be accompanied by such Issuer Documents as the Agent or the L/C Issuer may request or require, to the extent that such requests or requirements are consistent with the Issuer Documents that the L/C Issuer generally requests for Letters of Credit in similar circumstances. The Agent’s records of the content of any such request will be conclusive. (b) The L/C Issuer shall have no obligation to issue a Letter of Credit if, after giving effect to the requested issuance, (i) the Total Outstandings would exceed the Loan Cap, (ii) the Total ABL Outstandings would exceed the ABL Loan Cap, (iii) the aggregate Outstanding Amount of the ABL Loans of any ABL Lender, plus such ABL Lender’s Applicable ABL Percentage of the Outstanding Amount of all L/C Obligations, plus such ABL Lender’s Applicable ABL Percentage of the Outstanding Amount of all Swing Line Loans would exceed such ABL Lender’s ABL Commitment, or (iv) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. (c) In the event there is a Defaulting Lender as of the date of any request for the issuance of a Letter of Credit, the L/C Issuer shall not be required to issue or arrange for such Letter of Credit to the extent (i) the Defaulting Lender’s participation with respect to such Letter of Credit may not be reallocated pursuant to Section 9.16(b), or (ii) the L/C Issuer has not otherwise entered into arrangements reasonably satisfactory to it and the Borrowers to eliminate the L/C Issuer’s risk with respect to the participation in such Letter of Credit of the Defaulting Lender, which arrangements may include the Borrowers cash collateralizing such Defaulting Lender’s participation with respect to such Letter of Credit in accordance with Section 9.16(b). Additionally, the L/C Issuer shall have no obligation to issue and/or extend a Letter of Credit if (A) any order, judgment, or decree of any Governmental Authority or arbitrator shall, by its terms, purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of Law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit or request that the L/C Issuer refrain from the issuance of letters of credit generally or such Letter of Credit in particular, or (B) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally, or (C) if the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless either such Letter of Credit is Cash Collateralized on or prior to the date of issuance of such Letter of Credit (or such later date as to which the Agent may agree) or all the ABL Lenders have approved such expiry date. (d) Any L/C Issuer (other than Wells Fargo or any of its Affiliates) shall notify Agent in writing no later than the Business Day prior to the Business Day on which such L/C Issuer issues any Letter of Credit. In addition, each L/C Issuer (other than Wells Fargo or any of its Affiliates) shall, on the first Business Day of each week, submit to Agent a report detailing the daily undrawn amount of each Letter of Credit issued by such L/C Issuer during the prior calendar week. Borrowers and the Credit Parties hereby

-73- 6807015.9 acknowledge and agree that the Existing Letter of Credit shall constitute a Letter of Credit under this Agreement on and after the Closing Date with the same effect as if such Existing Letter of Credit were issued by an L/C Issuer at the request of the Borrowers on the Closing Date, provided, that, the L/C Issuer with respect to such Existing Letter of Credit shall have no obligation to issue any other Letters of Credit or to extend, renew, amend or increase any such Existing Letter of Credit (except the L/C Issuer may increase the amount thereof up to $500,000). Each Letter of Credit shall be in form and substance reasonably acceptable to the L/C Issuer, including the requirement that the amounts payable thereunder must be payable in Dollars; provided, that, if the L/C Issuer, in its discretion, issues a Letter of Credit denominated in a currency other than Dollars, all reimbursements by the Borrowers of the honoring of any drawing under such Letter of Credit shall be paid in Dollars based on the Spot Rate. If the L/C Issuer makes a payment under a Letter of Credit, Agent shall notify the Lead Borrower promptly after its receipt of notice from the L/C Issuer of such payment, and the Borrowers shall pay to Agent an amount equal to the applicable Letter of Credit Disbursement no later than one (1) Business Day following receipt of such notice and, in the absence of such payment, the amount of the Letter of Credit Disbursement immediately and automatically shall be deemed to be an ABL Loan hereunder (notwithstanding any failure to satisfy any condition precedent set forth in Section 4.02 hereof) and, initially, shall bear interest at the rate then applicable to ABL Loans that are Base Rate Loans. If a Letter of Credit Disbursement is deemed to be an ABL Loan hereunder, the Borrowers’ obligation to pay the amount of such Letter of Credit Disbursement to the L/C Issuer shall be automatically converted into an obligation to pay the resulting ABL Loan. Promptly following receipt by the Agent of any payment from the Borrowers pursuant to this paragraph, the Agent shall distribute such payment to the L/C Issuer or, to the extent that the ABL Lenders have made payments pursuant to Section 2.03(e) to reimburse the L/C Issuer, then to such ABL Lenders and the L/C Issuer as their interests may appear. (e) Promptly following receipt of a notice of a Letter of Credit Disbursement pursuant to Section 2.03(d), each ABL Lender agrees to fund its Applicable ABL Percentage of any ABL Loan deemed made pursuant to Section 2.03(d) on the same terms and conditions as if the Borrowers had requested the amount thereof as an ABL Loan and the Agent shall promptly pay to the L/C Issuer the amounts so received by it from the ABL Lenders. By the issuance of a Letter of Credit (or an amendment, renewal, or extension of a Letter of Credit) and without any further action on the part of the L/C Issuer or the ABL Lenders, the L/C Issuer shall be deemed to have granted to each ABL Lender, and each ABL Lender shall be deemed to have purchased, a participation in each Letter of Credit issued by the L/C Issuer, in an amount equal to its Applicable ABL Percentage of such Letter of Credit, and each such ABL Lender agrees to pay to the Agent, for the account of the L/C Issuer, such ABL Lender’s Applicable ABL Percentage of any Letter of Credit Disbursement made by the L/C Issuer under the applicable Letter of Credit. In consideration and in furtherance of the foregoing, each ABL Lender hereby absolutely and unconditionally agrees to pay to the Agent, for the account of the L/C Issuer, such ABL Lender’s Applicable ABL Percentage of each Letter of Credit Disbursement made by the L/C Issuer and not reimbursed by Borrowers on the date due as provided in Section 2.03(d), or of any reimbursement payment that is required to be refunded (or that the Agent or the L/C Issuer elects, based upon the advice of counsel, to refund) to the Borrowers for any reason. Each ABL Lender acknowledges and agrees that its obligation to deliver to the Agent, for the account of the L/C Issuer, an amount equal to its respective Applicable ABL Percentage of each Letter of Credit Disbursement pursuant to this Section 2.03(e) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of a Default or Event of Default or the failure to satisfy any condition set forth in Section 4.02 hereof. If any such ABL Lender fails to make available to the Agent the amount of such ABL Lender’s Applicable ABL Percentage of a Letter of Credit Disbursement as provided in this Section, such ABL Lender shall be deemed to be a Defaulting Lender and the Agent (for the account of the L/C Issuer) shall be entitled to recover such amount on demand from such ABL Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

-74- 6807015.9 (f) Each Borrower agrees to indemnify, defend and hold harmless each Credit Party (including the L/C Issuer and its branches, Affiliates, and correspondents) and each such Person’s respective directors, officers, employees, attorneys and agents (each, including the L/C Issuer, a “Letter of Credit Related Person”) (to the fullest extent permitted by Law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable and documented out-of-pocket fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), which may be incurred by or awarded against any such Letter of Credit Related Person (other than Taxes, which shall be governed by Section 3.01) (the “Letter of Credit Indemnified Costs”), and which arise out of or in connection with, or as a result of: (i) any Letter of Credit or any pre-advice of its issuance; (ii) any transfer, sale, delivery, surrender or endorsement (or lack thereof) of any Drawing Document at any time(s) held by any such Letter of Credit Related Person in connection with any Letter of Credit; (iii) any action or proceeding arising out of, or in connection with, any Letter of Credit (whether administrative, judicial or in connection with arbitration), including any action or proceeding to compel or restrain any presentation or payment under any Letter of Credit, or for the wrongful dishonor of, or honoring a presentation under, any Letter of Credit; (iv) any independent undertakings issued by the beneficiary of any Letter of Credit; (v) any unauthorized instruction or request made to the L/C Issuer in connection with any Letter of Credit or requested Letter of Credit, or any error, omission, interruption or delay in such instruction or request, whether transmitted by mail, courier, electronic transmission, SWIFT, or any other telecommunication including communications through a correspondent; (vi) an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated; (vii) any third party seeking to enforce the rights of an applicant, beneficiary, nominated person, transferee, assignee of Letter of Credit proceeds or holder of an instrument or document; (viii) the fraud, forgery or illegal action of parties other than the Letter of Credit Related Person; (ix) any prohibition on payment or delay in payment of any amount payable by L/C Issuer to a beneficiary or transferee beneficiary of a Letter of Credit arising out of Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions; (x) the L/C Issuer’s performance of the obligations of a confirming institution or entity that wrongfully dishonors a confirmation; (xi) any foreign language translation provided to L/C Issuer in connection with any Letter of Credit;

-75- 6807015.9 (xii) any foreign law or usage as it relates to L/C Issuer’s issuance of a Letter of Credit in support of a foreign guaranty including without limitation the expiration of such guaranty after the related Letter of Credit expiration date and any resulting drawing paid by L/C Issuer in connection therewith; or (xiii) the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto governmental or regulatory authority or cause or event beyond the control of the Letter of Credit Related Person; provided, that, such indemnity shall not be available to any Letter of Credit Related Person claiming indemnification under clauses (i) through (x) above to the extent that such Letter of Credit Indemnified Costs may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted directly from the gross negligence or willful misconduct of the Letter of Credit Related Person claiming indemnity. The Borrowers hereby agree to pay the Letter of Credit Related Person claiming indemnity on demand from time to time all amounts owing under this Section 2.03(f). If and to the extent that the obligations of the Borrowers under this Section 2.03(f) are unenforceable for any reason, the Borrowers agree to make the maximum contribution to the Letter of Credit Indemnified Costs permissible under applicable Law. This indemnification provision shall survive termination of this Agreement and all Letters of Credit. (g) The liability of the L/C Issuer (or any other Letter of Credit Related Person) under, in connection with or arising out of any Letter of Credit (or pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to direct damages suffered by the Borrowers that are caused directly by the L/C Issuer’s gross negligence or willful misconduct in (i) honoring a presentation under a Letter of Credit that on its face does not at least substantially comply with the terms and conditions of such Letter of Credit, (ii) failing to honor a presentation under a Letter of Credit that strictly complies with the terms and conditions of such Letter of Credit or (iii) retaining Drawing Documents presented under a Letter of Credit. The L/C Issuer shall be deemed to have acted with due diligence and reasonable care if the L/C Issuer’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement. The Borrowers’ aggregate remedies against the L/C Issuer and any Letter of Credit Related Person for wrongfully honoring a presentation under any Letter of Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by the Borrowers to the L/C Issuer in respect of the honored presentation in connection with such Letter of Credit under Section 2.03(d), plus interest at the rate then applicable to Base Rate Loans hereunder. The Borrowers shall take action to avoid and mitigate the amount of any damages claimed against the L/C Issuer or any other Letter of Credit Related Person, including by enforcing its rights against the beneficiaries of the Letters of Credit. Any claim by the Borrowers under or in connection with any Letter of Credit shall be reduced by an amount equal to the sum of (x) the amount (if any) saved by the Borrowers as a result of the breach or alleged wrongful conduct complained of; and (y) the amount (if any) of the loss that would have been avoided had the Borrowers taken all reasonable steps to mitigate any loss, and in case of a claim of wrongful dishonor, by specifically and timely authorizing the L/C Issuer to effect a cure. (h) Borrowers are responsible for the final text of the Letter of Credit as issued by L/C Issuer, irrespective of any assistance L/C Issuer may provide such as drafting or recommending text or by L/C Issuer’s use or refusal to use text submitted by Borrowers. Borrowers understand that the final form of any Letter of Credit may be subject to such revisions and changes as are deemed necessary or appropriate by L/C Issuer, and Borrowers hereby consent to such revisions and changes not materially different from the application executed in connection therewith. Borrowers are solely responsible for the suitability of the Letter of Credit for Borrowers’ purposes. If Borrowers request L/C Issuer to issue a Letter of Credit for an affiliated or unaffiliated third party (an “Account Party”), (i) such Account Party shall have no rights against L/C Issuer; (ii) Borrowers shall be responsible for the application and obligations under this Agreement; and (iii) communications (including notices) related to the respective Letter of Credit shall be

-76- 6807015.9 among L/C Issuer and Borrowers. Borrowers will examine the copy of the Letter of Credit and any other documents sent by L/C Issuer in connection therewith and shall promptly notify L/C Issuer (not later than three (3) Business Days following Borrowers’ receipt of documents from L/C Issuer) of any non-compliance with Borrowers’ instructions and of any discrepancy in any document under any presentment or other irregularity. Borrowers understand and agree that L/C Issuer is not required to extend the expiration date of any Letter of Credit for any reason. With respect to any Letter of Credit containing an “automatic amendment” to extend the expiration date of such Letter of Credit, L/C Issuer, in its sole and absolute discretion, may give notice of nonrenewal of such Letter of Credit and, if Borrowers do not at any time want the then current expiration date of such Letter of Credit to be extended, Borrowers will so notify Agent and L/C Issuer at least thirty (30) calendar days before L/C Issuer is required to notify the beneficiary of such Letter of Credit or any advising bank of such non-extension pursuant to the terms of such Letter of Credit. (i) The Borrowers’ reimbursement and payment obligations under this Section 2.03 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including: (i) any lack of validity, enforceability or legal effect of any Letter of Credit, any Issuer Document, this Agreement or any Loan Document or any term or provision therein or herein; (ii) payment against presentation of any draft, demand or claim for payment under any Drawing Document that does not comply in whole or in part with the terms of the applicable Letter of Credit or which proves to be fraudulent, forged or invalid in any respect or any statement therein being untrue or inaccurate in any respect, or which is signed, issued or presented by a Person or a transferee of such Person purporting to be a successor or transferee of the beneficiary of such Letter of Credit; (iii) the L/C Issuer or any of its branches or Affiliates being the beneficiary of any Letter of Credit; (iv) the L/C Issuer or any correspondent honoring a drawing against a Drawing Document up to the amount available under any Letter of Credit even if such Drawing Document claims an amount in excess of the amount available under the Letter of Credit; (v) the existence of any claim, set-off, defense or other right that any Loan Party or any of its Subsidiaries may have at any time against any beneficiary or transferee beneficiary, any assignee of proceeds, the L/C Issuer or any other Person; (vi) L/C Issuer or any correspondent honoring a drawing upon receipt of an electronic presentation under a Letter of Credit requiring the same, regardless of whether the original Drawing Documents arrive at L/C Issuer’s counters or are different from the electronic presentation; (vii) any other event, circumstance or conduct whatsoever, whether or not similar to any of the foregoing that might, but for this Section 2.03(i), constitute a legal or equitable defense to or discharge of, or provide a right of set-off against, any Borrower’s or any of its Subsidiaries’ reimbursement and other payment obligations and liabilities, arising under, or in connection with, any Letter of Credit, whether against the L/C Issuer, the beneficiary or any other Person; or (viii) the fact that any Default or Event of Default shall have occurred and be continuing; provided, that, subject to Section 2.03(g) above, the foregoing shall not release the L/C Issuer from such liability to the Borrowers as may be finally determined in a final, non-appealable judgment of a court of

-77- 6807015.9 competent jurisdiction against the L/C Issuer following reimbursement or payment of the obligations and liabilities, including reimbursement and other payment obligations, of the Borrowers to the L/C Issuer arising under, or in connection with, this Section 2.03 or any Letter of Credit. (j) Without limiting any other provision of this Agreement, the L/C Issuer and each other Letter of Credit Related Person (if applicable) shall not be responsible to the Borrowers for, and the L/C Issuer’s rights and remedies against the Borrowers and the obligation of the Borrowers to reimburse the L/C Issuer for each drawing under each Letter of Credit shall not be impaired by: (i) honor of a presentation under any Letter of Credit that on its face substantially complies with the terms and conditions of such Letter of Credit, even if the Letter of Credit requires strict compliance by the beneficiary; (ii) honor of a presentation of any Drawing Document that appears on its face to have been signed, presented or issued (A) by any purported successor or transferee of any beneficiary or other Person required to sign, present or issue such Drawing Document or (B) under a new name of the beneficiary; (iii) acceptance as a draft of any written or electronic demand or request for payment under a Letter of Credit, even if nonnegotiable or not in the form of a draft or notwithstanding any requirement that such draft, demand or request bear any or adequate reference to the Letter of Credit; (iv) the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness or legal effect of any Drawing Document (other than the L/C Issuer’s determination that such Drawing Document appears on its face substantially to comply with the terms and conditions of the Letter of Credit); (v) acting upon any instruction or request relative to a Letter of Credit or requested Letter of Credit that the L/C Issuer in good faith believes to have been given by a Person authorized to give such instruction or request; (vi) any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation or any delay in giving or failing to give notice to any Borrower; (vii) any acts, omissions or fraud by, or the insolvency of, any beneficiary, any nominated person or entity or any other Person or any breach of contract between any beneficiary and any Borrower or any of the parties to the underlying transaction to which the Letter of Credit relates; (viii) assertion or waiver of any provision of the ISP or UCP that primarily benefits an issuer of a letter of credit, including any requirement that any Drawing Document be presented to it at a particular hour or place; (ix) payment to any presenting bank (designated or permitted by the terms of the applicable Letter of Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under Standard Letter of Credit Practice applicable to it; (x) acting or failing to act as required or permitted under Standard Letter of Credit Practice applicable to where the L/C Issuer has issued, confirmed, advised or negotiated such Letter of Credit, as the case may be;

-78- 6807015.9 (xi) honor of a presentation after the expiration date of any Letter of Credit notwithstanding that a presentation was made prior to such expiration date and dishonored by the L/C Issuer if subsequently the L/C Issuer or any court or other finder of fact determines such presentation should have been honored; (xii) dishonor of any presentation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor; or (xiii) honor of a presentation that is subsequently determined by the L/C Issuer to have been made in violation of international, federal, state or local restrictions on the transaction of business with certain prohibited Persons. (k) Upon the request of the Agent, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Obligation that remains outstanding, or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrowers shall, in each case, within one (1) Business Day after such request Cash Collateralize the then Outstanding Amount of all L/C Obligations. Section 2.05 and Section 8.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of this Section 2.03, Section 2.05 and Section 8.02(c), “Cash Collateralize” means to pledge and deposit with or deliver to the Agent, for the benefit of the L/C Issuer and the ABL Lenders, as collateral for the L/C Obligations, cash or deposit account balances in an amount equal to one hundred three percent (103%) of the Outstanding Amount of all L/C Obligations (other than L/C Obligations with respect to Letters of Credit denominated in a currency other than Dollars, which L/C Obligations shall be Cash Collateralized in an amount equal to one hundred fifteen percent (115%) of the Outstanding Amount of such L/C Obligations), pursuant to documentation in form and substance satisfactory to the Agent and the L/C Issuer (which documents are hereby consented to by the ABL Lenders). The Borrowers hereby grant to the Agent a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at Wells Fargo. If at any time the Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Agent or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the Borrowers will, forthwith upon demand by the Agent, pay to the Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate Outstanding Amount over (y) the total amount of funds, if any, then held as Cash Collateral that the Agent reasonably determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse the L/C Issuer and, to the extent not so applied, shall thereafter be applied to satisfy other Obligations. (l) The Borrowers shall pay to the Agent for the account of each ABL Lender in accordance with its Applicable ABL Percentage a Letter of Credit Fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Margin for LIBO RateSOFR Loans (then in effect) times the daily Stated Amount under each such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit). For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of the Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees shall be (i) due and payable on the first day after the end of each calendar quarter commencing with the first such date to occur after the issuance of such Letter of Credit, and after the Letter of Credit Expiration Date, on demand, and (ii) computed on a quarterly basis in arrears. Notwithstanding anything to the contrary contained herein, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate as provided in Section 2.08(b) hereof.

-79- 6807015.9 (m) In addition to the Letter of Credit Fees as set forth in Section 2.03(l) above, the Borrowers shall pay upon demand to the Agent for the account of the L/C Issuer as non-refundable fees, commissions, and charges (it being acknowledged and agreed that any charging of such fees, commissions, and charges to the Loan Account pursuant to the provisions of Section 2.02(d) shall be deemed to constitute a demand for payment thereof for the purposes of this Section 2.03(m)): (i) a fronting fee which shall be imposed by the L/C Issuer upon the issuance of each Letter of Credit of one-eighth percent (0.125%) per annum of the face amount thereof (provided, that, such fronting fee shall not be payable in respect of the Existing Letter of Credit), plus (ii) any and all other customary commissions, fees and charges then in effect imposed by, and any and all expenses incurred by, the L/C Issuer, or by any adviser, confirming institution or entity or other nominated person, relating to Letters of Credit, at the time of issuance of any Letter of Credit and upon the occurrence of any other activity with respect to any Letter of Credit (including transfers, assignments of proceeds, amendments, drawings, renewals or cancellations). (n) Each standby Letter of Credit shall expire not later than the date that is twelve (12) months after the date of the issuance of such Letter of Credit; provided, that any standby Letter of Credit may provide for the automatic extension thereof for any number of additional periods each of up to one (1) year in duration; provided further, that with respect to any Letter of Credit which extends beyond the Maturity Date, such Letter of Credit shall be Cash Collateralized on or before the date that is five (5) Business Days prior to the Maturity Date. Each commercial Letter of Credit shall expire on the earlier of (i) one hundred twenty (120) days after the date of the issuance of such commercial Letter of Credit and (ii) five (5) Business Days prior to the Maturity Date. (o) Unless otherwise expressly agreed by the L/C Issuer and the Borrowers when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP and the UCP shall apply to each Standby Letter of Credit, and (ii) the rules of the UCP shall apply to each Commercial Letter of Credit. (p) L/C Issuer shall be deemed to have acted with due diligence and reasonable care if L/C Issuer’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement (q) The L/C Issuer shall act on behalf of the ABL Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer. (r) In the event of a direct conflict between the provisions of this Section 2.03 and any provision contained in any Issuer Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.03 shall control and govern. (s) The provisions of this Section 2.03 shall survive the termination of this Agreement and the repayment in full of the Obligations with respect to any Letters of Credit that remain outstanding. (t) At Borrowers’ costs and expense, Borrowers shall execute and deliver to L/C Issuer such additional certificates, instruments and/or documents and take such additional action as may be reasonably requested by L/C Issuer to enable L/C Issuer to issue any Letter of Credit pursuant to this Agreement and

-80- 6807015.9 related Issuer Document, to protect, exercise and/or enforce L/C Issuers’ rights and interests under this Agreement or to give effect to the terms and provisions of this Agreement or any Issuer Document. Each Borrower irrevocably appoints L/C Issuer as its attorney-in-fact and authorizes L/C Issuer, without notice to Borrowers, to execute and deliver ancillary documents and letters customary in the letter of credit business that may include but are not limited to advisements, indemnities, checks, bills of exchange and issuance documents. The power of attorney granted by the Borrowers is limited solely to such actions related to the issuance, confirmation or amendment of any Letter of Credit and to ancillary documents or letters customary in the letter of credit business. This appointment is coupled with an interest. Section 2.04 Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender may, in reliance upon the agreements of the other ABL Lenders set forth in this Section 2.04, make loans (each such loan, a “Swing Line Loan”) to the Borrowers from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable ABL Percentage of the Outstanding Amount of ABL Loans and L/C Obligations of the ABL Lender acting as Swing Line Lender, may exceed the amount of such ABL Lender’s ABL Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Outstandings shall not exceed the Loan Cap, (ii) the Total ABL Outstandings shall not exceed the ABL Loan Cap, and (iii) the aggregate Outstanding Amount of the ABL Loans of any ABL Lender at such time, plus such ABL Lender’s Applicable ABL Percentage of the Outstanding Amount of all L/C Obligations at such time, plus such ABL Lender’s Applicable ABL Percentage of the Outstanding Amount of all Swing Line Loans at such time shall not exceed such ABL Lender’s ABL Commitment, and provided, further, that the Borrowers shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall bear interest only at the rate applicable to Base Rate Loans. Immediately upon the making of a Swing Line Loan, each ABL Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such ABL Lender’s Applicable ABL Percentage times the amount of such Swing Line Loan. The Swing Line Lender shall have all of the benefits and immunities (A) provided to the Agent in Article IX with respect to any acts taken or omissions suffered by the Swing Line Lender in connection with Swing Line Loans made by it or proposed to be made by it as if the term “Agent” as used in Article IX included the Swing Line Lender with respect to such acts or omissions, and (B) as additionally provided herein with respect to the Swing Line Lender. (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Lead Borrower’s irrevocable notice to the Swing Line Lender and the Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Lead Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Agent (by telephone or in writing) that the Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Agent at the request of the Required ABL Lenders prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the

-81- 6807015.9 applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender may, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrowers at its office by crediting the account of the Lead Borrower on the books of the Swing Line Lender in immediately available funds. (c) Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrowers (which hereby irrevocably authorize the Swing Line Lender to so request on their behalf), that each ABL Lender make a Base Rate Loan in an amount equal to such ABL Lender’s Applicable ABL Percentage of the amount of Swing Line Loans then outstanding and in any event Swing Line Loans shall be included in the settlement among ABL Lenders as provided in Section 2.14. Such request shall be made in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Loan Cap and the conditions set forth in Section 4.02. Each ABL Lender shall make an amount equal to its Applicable ABL Percentage of the amount of such outstanding Swing Line Loan available to the Agent in immediately available funds for the account of the Swing Line Lender at the Agent Payment Account not later than 1:00 p.m. on the day specified by the Swing Line Lender, whereupon, subject to Section 2.04(c)(ii), each ABL Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrowers in such amount. The Agent shall remit the funds so received to the Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such an ABL Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the ABL Lenders fund its risk participation in the relevant Swing Line Loan and each ABL Lender’s payment to the Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any ABL Lender fails to make available to the Agent for the account of the Swing Line Lender any amount required to be paid by such ABL Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such ABL Lender (acting through the Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such ABL Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such ABL Lender’s ABL Loan included in the relevant ABL Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any ABL Lender (through the Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each ABL Lender’s obligation to make ABL Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such ABL Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or an Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each ABL Lender’s obligation to make ABL Loans pursuant to this Section 2.04(c) is subject

-82- 6807015.9 to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrowers to repay Swing Line Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any ABL Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such ABL Lender its Applicable ABL Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such ABL Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender. (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each ABL Lender shall pay to the Swing Line Lender its Applicable ABL Percentage thereof on demand of the Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Agent will make such demand upon the request of the Swing Line Lender. The obligations of the ABL Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans. Until each ABL Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such ABL Lender’s Applicable ABL Percentage of any Swing Line Loan, interest in respect of such Applicable ABL Percentage shall be solely for the account of the Swing Line Lender. (f) Payments Directly to Swing Line Lender. The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender. Section 2.05 Prepayments. (a) The Borrowers may, upon irrevocable (except in connection with a termination of Commitments as set forth in Section 2.06 below or as otherwise provided below) notice from the Lead Borrower to the Agent, at any time or from time to time voluntarily prepay ABL Loans in whole or in part without premium or penalty; provided, that, (i) such notice must be received by the Agent not later than 11:00 a.m. (A) three (3) Business Days prior to any date of prepayment of LIBO RateSOFR Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of LIBO RateSOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof; (iii) unless a Cash Dominion Event has occurred and is continuing, any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding, and (iv) such notice delivered by the Lead Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements related to the incurrence of Indebtedness or the consummation of another transaction, in which case such notice may be revoked by the Lead Borrower (by written notice to the Agent on or prior to the specified effective date) if such condition is not satisfied. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if LIBO RateSOFR Loans, the Interest Period(s) of such Loans. The Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Lead Borrower, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a LIBO

-83- 6807015.9 RateSOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the ABL Loans of the Lenders in accordance with their respective Applicable ABL Percentages. (b) The Borrowers may, upon irrevocable (except in connection with a termination of Commitments as set forth in Section 2.06 below) notice from the Lead Borrower to the Swing Line Lender (with a copy to the Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided, that, (i) such notice must be received by the Swing Line Lender and the Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Lead Borrower, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (c) (i) If for any reason the Total Outstandings at any time exceed the Loan Cap as then in effect, the Borrowers shall immediately prepay ABL Loans, Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, that, the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(c) unless after the prepayment in full of the ABL Loans the Total ABL Outstandings exceed the ABL Loan Cap as then in effect. If after giving effect to the payments required in this Section 2.05(c) an excess remains, the Borrowers shall prepay the FILO Loans in the amount of such excess. (ii) If for any reason the Total ABL Outstandings at any time exceed the ABL Loan Cap as then in effect, the Borrowers shall immediately prepay ABL Loans, Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, that, the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(c) unless after the prepayment in full of the ABL Loans the Total ABL Outstandings exceed the ABL Loan Cap as then in effect. (d) If a Cash Dominion Event has occurred and is continuing, all proceeds of Collateral of the Loan Parties will be applied to prepay the Obligations and/or Cash Collateralize the L/C Obligations, provided, that, the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(d) unless an Event of Default exists and is continuing. (e) If at any time the aggregate outstanding principal amount of the Loans is at least $150,000,000 and the unrestricted cash and Cash Equivalents of the Loan Parties exceeds $75,000,000 (or if Excess Availability is greater than twenty-five percent (25%) of the Loan Cap, if the unrestricted cash and Cash Equivalents of Loans Parties exceeds $100,000,000), then the Borrowers shall immediately prepay the principal amount of the Loans in the amount equal to such excess (up to the amount of such outstanding Loans)[Reserved]. (f) Prepayments made pursuant to Section 2.05(c), and (d) and (e) above, first, shall be applied to the Swing Line Loans, second, shall be applied ratably to the outstanding ABL Loans, third, shall be used to Cash Collateralize the remaining L/C Obligations, fourth, shall be applied ratably to the Outstanding Amount of the FILO Loans, and fifth, the amount remaining, if any, after the prepayment in full of all Swing Line Loans and ABL Loans outstanding at such time and the Cash Collateralization of the remaining L/C Obligations in full may be retained by the Borrowers for use in the ordinary course of its business. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrowers or any other Loan Party) to reimburse the L/C Issuer or the ABL Lenders, as applicable. (g) Prepayments made pursuant to this Section 2.05 shall not reduce the Aggregate Commitments hereunder.

-84- 6807015.9 (h) Except as provided in this Section 2.05(h), the FILO Loans may not be voluntarily prepaid in whole or in part until all other Obligations have been paid in full in cash, all L/C Obligations have been Cash Collateralized and the ABL Commitments have been terminated. Any voluntary prepayment of the FILO Loans permitted by this Section 2.05(h) may be made by the Borrowers upon irrevocable notice to the Agent; provided, that, (i) such notice must be received by the Agent not later than 11:00 a.m. (A) three (3) Business Days prior to any date of prepayment of any FILO Loan that is a LIBO RateSOFR Loan and (B) on the date of prepayment of any FILO Loan that is a Base Rate Loan; (ii) the Payment Conditions are satisfied at the time of and immediately after giving pro forma effect to such prepayment; (iii) no ABL Loans are outstanding at the time of such prepayment; (iv) any prepayment of any FILO Loan that is a LIBO RateSOFR Loan shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof; (v) any prepayment of any FILO Loan that is a Base Rate Loan shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof; and (vi) such notice may be conditioned upon the effectiveness of other transactions, in which case such notice may be revoked by the Borrowers (by notice to the Agent on or prior to the specified effective date) if such condition is not satisfied. Each such notice shall specify the date and amount of such prepayment, and the Borrowers shall have delivered a certificate to the Agent duly executed by a Responsible Officer of the Lead Borrower and attaching evidence (reasonably detailed and reasonably satisfactory to the Agent, including a reasonably detailed calculation) of the satisfaction of the Payment Conditions. The Agent will promptly notify each FILO Lender of its receipt of each such notice, and of the amount of such FILO Lender’s Applicable FILO Percentage of such prepayment. The Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a LIBO RateSOFR Loan shall be accompanied by all accrued interest on the amount prepaid, the FILO Prepayment Fee, and any additional amounts required pursuant to Section 3.05. Subject to Section 9.16, each such prepayment shall be applied to FILO Loans owed to each FILO Lender in accordance with its respective Applicable FILO Percentage. Section 2.06 Termination or Reduction of Commitments (a) The Borrowers may, upon irrevocable notice from the Lead Borrower to the Agent, terminate the Aggregate ABL Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit or from time to time permanently reduce the Aggregate ABL Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit; provided, that, (i) any such notice shall be received by the Agent not later than 11:00 a.m. three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrowers shall not terminate or reduce (A) the ABL Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of the ABL Loans would exceed the ABL Commitments, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, and (C) the Swing Line Sublimit if, after giving effect thereto, and to any concurrent payments hereunder, the Outstanding Amount of Swing Line Loans hereunder would exceed the Swing Line Sublimit, and (iv) such notice delivered by the Lead Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements related to the incurrence of Indebtedness or the consummation of another transaction, in which case such notice may be revoked by the Lead Borrower (by written notice to the Agent on or prior to the specified effective date) if such condition is not satisfied. (b) If, after giving effect to any reduction of the Aggregate ABL Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate ABL Commitments, such Letter of Credit Sublimit or Swing Line Sublimit shall be automatically reduced by the amount of such excess.

-85- 6807015.9 (c) The Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, Swing Line Sublimit or the Aggregate ABL Commitments under this Section 2.06. Upon any reduction of the Aggregate ABL Commitments, the ABL Commitment of each ABL Lender shall be reduced by such ABL Lender’s Applicable ABL Percentage of such reduction amount. All fees (including, without limitation, commitment fees and Letter of Credit Fees) and interest in respect of the Commitments accrued until the effective date of any termination of the Commitments shall be paid on the effective date of such termination. (d) In connection with any reduction in the Aggregate ABL Commitments prior to the Maturity Date, if any Loan Party or any of its Subsidiaries owns any Margin Stock, Borrowers shall deliver to the Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrowers, together with such other documentation as the Agent shall reasonably request, in order to enable the Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the FRB. (e) Upon making the FILO Loans on the Amendment No. 1 Effective Date, the FILO Commitments shall be reduced to zero. Section 2.07 Repayment of Loans. (a) The Borrower shall repay to the Lenders on the Termination Date the aggregate principal amount of all Loans outstanding on such date (including, without limitation, the aggregate principal amount of the FILO Loans). (b) To the extent not previously paid, the Borrower shall repay the outstanding balance of the Swing Line Loans on the Termination Date. Section 2.08 Interest. (a) Subject to the provisions of Section 2.08(b) below, (i) each LIBO RateSOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Adjusted LIBO RateTerm SOFR for such Interest Period plus the Applicable Margin; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin. (b) (i) If any amount payable under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (ii) If any other Event of Default exists, then the Agent may, and upon the request of the Required Lenders shall, notify the Lead Borrower that all outstanding Obligations shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate and thereafter such Obligations shall bear interest at the Default Rate to the fullest extent permitted by applicable Laws. (iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

(d) In connection with the use or administration of Term SOFR, Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Agent will promptly notify Lead Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.

(e) ~~(d) Effect of~~ Benchmark ~~Transition Event~~Replacement Setting.

(i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event ~~or an Early Opt-in Election, as applicable~~, Agent and Lead Borrower may amend this Agreement to replace the ~~LIBO Rate~~then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after Agent has posted such proposed amendment to all affected Lenders and Lead Borrower so long as Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. ~~Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to Agent written notice that such Required Lenders accept such amendment.~~ No replacement of ~~the LIBO Rate~~a Benchmark with a Benchmark Replacement pursuant to this Section 2.08(~~d~~e) will occur prior to the applicable Benchmark Transition Start Date.

(ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Agent will have the right ~~(in consultation with Lead Borrower)~~ to make ~~Benchmark Replacement~~ Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such ~~Benchmark Replacement~~ Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(iii) Notices; Standards for Decisions and Determinations. Agent will promptly notify Lead Borrower and the Lenders of (~~1~~A) ~~any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related~~the implementation of any Benchmark Replacement ~~Date~~ and ~~Benchmark Transition Start Date,~~ (~~2~~B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of ~~any~~a Benchmark Replacement~~,~~. Agent will promptly notify Lead Borrower of (~~3~~x) the ~~effectiveness~~removal or reinstatement of any tenor of a Benchmark ~~Replacement Conforming Changes~~pursuant to Section 2.08(e)(iv) and (~~4~~y) the commencement ~~or conclusion~~ of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.08(~~d~~e), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party ~~hereto~~to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.08(~~d~~e).

(iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR

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-87- 6807015.9 Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) (iv) Benchmark Unavailability Period. Upon Lead Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (A) Lead Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of LIBO RateSOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Lead Borrower will be deemed to have converted any such request into a request for a Borrowingborrowing of or conversion to Base Rate Loans and (B) any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the LIBO Ratethen-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. Section 2.09 Fees. In addition to certain fees described in subsections (l) and (m) of Section 2.03: (a) Commitment Fee. The Borrowers shall pay to the Agent for the account of each ABL Lender in accordance with its Applicable ABL Percentage, a commitment fee calculated on a per annum basis equal to the Applicable Commitment Fee Percentage times the actual daily amount by which the Aggregate ABL Commitments exceed the Outstanding Amount of the ABL Loans. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the first calendar day after the end of each calendar quarter, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period. The commitment fee shall be calculated quarterly in arrears. (b) [Reserved]. Section 2.10 Computation of Interest and Fees. All computations of fees and interest shall be made on the basis of a three hundred sixty (360) day year (or three hundred sixty-five (365) or three hundred sixty-six (366) days, as the case may be, in the case of Base Rate Loans) and actual days elapsed. Interest shall accrue on each outstanding Loan beginning, and including the day, such Loan is made and until (but not including) the day on which such Loan (or such portion thereof) is paid, provided, that, any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

-88- 6807015.9 Section 2.11 Evidence of Debt. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by the Agent (the “Loan Account”) in the ordinary course of business. In addition, each Lender may record in such Lender’s internal records, an appropriate notation evidencing the date and amount of each Loan from such Lender, each payment and prepayment of principal of any such Loan, and each payment of interest, fees and other amounts due in connection with the Obligations due to such Lender. The accounts or records maintained by the Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Agent in respect of such matters, the accounts and records of the Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Agent, the Borrowers shall execute and deliver to such Lender (through the Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. Upon receipt of an affidavit of a Lender as to the loss, theft, destruction or mutilation of such Lender’s Note and upon cancellation of such Note, the Borrowers will issue, in lieu thereof, a replacement Note in favor of such Lender, in the same principal amount thereof and otherwise of like tenor. (b) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Agent shall control in the absence of manifest error. Section 2.12 Payments Generally; Agent’s Clawback. (a) General. All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Agent, for the account of the respective Lenders to which such payment is owed, at the Agent Payment Account in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. Subject to Section 2.14 hereof, the Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Agent after 2:00 p.m., at the option of the Agent, shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue until such succeeding Business Day. If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) (i) Funding by Lenders; Presumption by Agent. Unless the Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of LIBO RateSOFR Loans (or in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Agent such Lender’s share of such Borrowing, the Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the

-89- 6807015.9 applicable Borrowing available to the Agent, then the applicable Lender and (after giving effect to any reallocation under Section 9.16) the Borrowers severally agree to pay to the Agent within two (2) Business Days after demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation plus any administrative processing or similar fees customarily charged by the Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrowers, the interest rate applicable to Base Rate Loans. If the Borrowers and such Lender shall pay such interest to the Agent for the same or an overlapping period, the Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Agent. (ii) Payments by Borrowers; Presumptions by Agent. Unless the Agent shall have received notice from the Lead Borrower prior to the time at which any payment is due to the Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrowers will not make such payment, the Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation. A notice of the Agent to any Lender or the Lead Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof (subject to the provisions of the last paragraph of Section 4.02 hereof), the Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments hereunder are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment hereunder on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment hereunder. (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. Section 2.13 Sharing of Payments by Lenders. If any Credit Party shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of, interest on, or other amounts with respect to, any of the Obligations resulting in such Lender’s receiving payment of a

-90- 6807015.9 proportion of the aggregate amount of such Obligations greater than its pro rata share thereof as provided herein (including as in contravention of the priorities of payment set forth in Section 8.03), then the Credit Party receiving such greater proportion shall (a) notify the Agent of such fact, and (b) purchase (for cash at face value) participations in the Obligations of the other Credit Parties, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Credit Parties ratably and in the priorities set forth in Section 8.03, provided that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (x) any payment made by the Loan Parties pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than to the Borrowers or any Subsidiary thereof (as to which the provisions of this Section shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. Section 2.14 Settlement Amongst Lenders. (a) The amount of each ABL Lender’s Applicable ABL Percentage of outstanding ABL Loans (including outstanding Swing Line Loans), and the amount of each FILO Lender’s Applicable FILO Percentage of outstanding FILO Loans, shall be computed weekly (or more frequently in the Agent’s discretion) and shall be adjusted upward or downward based on all ABL Loans (including Swing Line Loans) and FILO Loans, and repayments of ABL Loans (including Swing Line Loans) and FILO Loans received by the Agent as of 3:00 p.m. on the first Business Day (such date, the “Settlement Date”) following the end of the period specified by the Agent. (b) The Agent shall deliver to each of the Lenders promptly after a Settlement Date a summary statement of the amount of outstanding Loans (including Swing Line Loans) for the period and the amount of repayments received for the period. As reflected on the summary statement, (i) the Agent shall transfer to each Lender its Applicable Percentage of repayments, and (ii) each Lender shall transfer to the Agent (as provided below) or the Agent shall transfer to each Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, (A) the amount of ABL Loans made by each ABL Lender shall be equal to such ABL Lender’s Applicable ABL Percentage of all ABL Loans outstanding as of such Settlement Date, and (B) the amount of FILO Loans made by each FILO Lender shall be equal to such FILO Lender’s Applicable FILO Percentage of all FILO Loans outstanding as of such Settlement Date. If the summary statement requires transfers to be made to the Agent by the Lenders and is received prior to 1:00 p.m. on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m. that day; and, if received after 1:00 p.m., then no later than 3:00 p.m. on the next Business Day. The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Agent. If and to the extent any Lender shall not have so made its transfer to the Agent, such Lender agrees to pay to the Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Agent, equal to the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation plus any administrative, processing, or similar fees customarily charged by the Agent in connection with the foregoing.

-91- 6807015.9 Section 2.15 Increase in ABL Commitments. (a) Request for Increase. Provided no Default or Event of Default then exists or would arise therefrom, upon notice to the Agent (which shall promptly notify the ABL Lenders), the Lead Borrower may from time to time, request an increase in the Aggregate ABL Commitments by an amount (for all such requests) not exceeding $100,000,000 (collectively, the “Commitment Increases”); provided, that, (i) any such request for an increase shall be in a minimum amount of $25,000,000, (ii) the Lead Borrower may make a maximum of three such requests, and (iii) the amount of the Aggregate ABL Commitments, as the same may be increased pursuant to this Section 2.15(b), shall not exceed $400,000,000 at any time. At the time of sending such notice, the Lead Borrower (in consultation with the Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the ABL Lenders). (b) Lender Elections to Increase. Each ABL Lender shall notify the Agent within such time period whether or not it agrees to increase its ABL Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable ABL Percentage of such requested increase. Any ABL Lender not responding within such time period shall be deemed to have declined to increase its ABL Commitment. (c) Notification by Agent; Additional ABL Lenders. The Agent shall notify the Lead Borrower and each ABL Lender of the ABL Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Agent, the L/C Issuer and the Swing Line Lender (which approvals shall not be unreasonably withheld), to the extent that the existing ABL Lenders decline to increase their ABL Commitments, or decline to increase their ABL Commitments to the amount requested by the Lead Borrower, the Agent, in consultation with the Lead Borrower, will use its reasonable efforts to arrange for other Eligible Assignees to become an ABL Lender hereunder and to issue commitments in an amount equal to the amount of the increase in the Aggregate ABL Commitments requested by the Lead Borrower and not accepted by the existing ABL Lenders (and the Lead Borrower may also invite additional Eligible Assignees to become ABL Lenders) (each, an “Additional ABL Lender”), provided, that, without the consent of the Agent, at no time shall the ABL Commitment of any Additional ABL Lender be less than $10,000,000. (d) Effective Date and Allocations. If the Aggregate ABL Commitments are increased in accordance with this Section, the Agent, in consultation with the Lead Borrower, shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Agent shall promptly notify the Lead Borrower and the ABL Lenders of the final allocation of such increase and the Increase Effective Date and on the Increase Effective Date (i) the Aggregate ABL Commitments under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such ABL Commitment Increases, and (ii) Schedule 2.01 shall be deemed modified, without further action, to reflect the revised ABL Commitments and Applicable ABL Percentages of the ABL Lenders. (e) Conditions to Effectiveness of Commitment Increase. As a condition precedent to such Commitment Increase, (i) the Lead Borrower shall deliver to the Agent a certificate of each Loan Party dated as of the Increase Effective Date signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such Commitment Increase, and (B) in the case of the Borrowers, certifying that, immediately before and immediately after giving effect to such Commitment Increase, (ii) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (provided that, if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this condition); (iii) the

-92- 6807015.9 Borrowers shall have paid such fees and other compensation to the Additional ABL Lenders as the Lead Borrower and such Additional ABL Lenders shall agree; (iv) the Borrowers shall have paid such arrangement fees to the Agent as the Lead Borrower and the Agent may agree; (iv) if requested by the Agent, the Borrowers shall deliver to the Agent and the ABL Lenders customary opinions from counsel to the Borrowers dated the Increase Effective Date; (v) the Borrowers and the Additional ABL Lender shall have delivered such other instruments, documents and agreements as the Agent may reasonably have requested; and (vi) no Default or Event of Default exists. The Borrowers shall prepay any ABL Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 2.05) to the extent necessary to keep the outstanding ABL Loans ratable with any revised Applicable ABL Percentages arising from any nonratable increase in the ABL Commitments under this Section. In no event shall the fees, interest rate and other compensation offered or paid in respect of any Commitment Increase have higher rates than the amounts paid and payable to the then existing ABL Lenders in respect of their ABL Commitments, unless the fees, interest rate and other compensation payable to the then existing ABL Lenders are increased to the same as those paid in connection with such new or additional ABL Commitments, except for the initial fee payable in respect of such new or additional commitment of an ABL Lender. (f) Conflicting Provisions. This Section shall supersede any provisions in Sections 2.13 or 10.01 to the contrary. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY; APPOINTMENT OF LEAD BORROWER Section 3.01 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if the Borrowers shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions of Indemnified Taxes (including deductions of Indemnified Taxes applicable to additional sums payable under this Section) the Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions of Indemnified Taxes been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. (b) Payment of Other Taxes by the Borrowers. Without limiting the provisions of subsection (a) above (and without duplication thereof), the Borrowers shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (c) Indemnification by the Loan Parties. Without duplication of clauses (a) and (b) of this Section 3.01, the Loan Parties shall indemnify the Agent, each Lender and the L/C Issuer, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Lead Borrower by a Lender or the

-93- 6807015.9 L/C Issuer (with a copy to the Agent), or by the Agent on its own behalf or on behalf of the Agent, a Lender or the L/C Issuer, shall be conclusive absent manifest error. (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers to a Governmental Authority, the Lead Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent. (e) Status of Lenders. (i) Agent or any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the Lead Borrower (with a copy to the Agent), at the time or times prescribed by applicable law or reasonably requested by the Lead Borrower or the Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. Such delivery shall be provided on the Closing Date and on or before such documentation expires or becomes obsolete or after the occurrence of an event requiring a change in the documentation most recently delivered. In addition, Agent or any Lender, if requested by the Lead Borrower or the Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Lead Borrower or the Agent, as applicable, as will enable the Lead Borrower or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Without limiting the generality of the foregoing, in the event that any Borrower is resident for tax purposes in the United States, each Lender and Agent that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Lead Borrower and the Agent, as applicable, (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Person becomes a party to this Agreement (and from time to time thereafter upon the expiration or invalidity of any form or document so delivered or upon the request of the Lead Borrower or the Agent, as applicable, but only if such Person is legally entitled to do so), duly completed copies of Internal Revenue Service Form W-9 certifying that such Person is exempt from U.S. federal backup withholding Tax. Without limiting the generality of the foregoing, in the event that any Borrower is resident for tax purposes in the United States, each Agent and Lender shall deliver to the Lead Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Person becomes a party to this Agreement (and from time to time thereafter upon the request of the Lead Borrower or the Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable: (A) duly completed copies of Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E claiming eligibility for benefits of an income tax treaty to which the United States is a party, (B) duly completed copies of Internal Revenue Service Form W-8ECI, (C) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrowers within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign

-94- 6807015.9 corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN, (D) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner; and/or (E) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Lead Borrower to determine the withholding or deduction required to be made. (ii) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Agent at the time or times prescribed by law and at such time or times reasonably requested by the Lead Borrower or the Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Lead Borrower or the Agent as may be necessary for the Lead Borrower and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (ii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (f) Treatment of Certain Refunds. If the Agent, any Lender or the L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Section, it shall pay to the Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrowers, upon the request of the Agent, such Lender or the L/C Issuer, agree to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Agent, such Lender or the L/C Issuer in the event the Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrowers or any other Person. (g) Agent Forms. On or before the date any successor to the Agent becomes a party to this Agreement as successor to the current Agent, such successor Agent shall provide the Lead Borrower with a copy of, if it is a United States Person, Internal Revenue Service Form W-9 certifying that it is exempt from U.S. federal backup withholding, or, if it is not a United States Person, (i) Internal Revenue Service Form W-8ECI with respect to payments to be received by it as a beneficial owner and (ii) Internal Revenue Service Form W-8IMY (together with required accompanying documentation) with respect to payments to be received by it on behalf of the Lenders, certifying that, for such purpose, it is either (A) a “qualified intermediary” assuming primary withholding responsibility under Chapters 3 and 4 of the Code and primary Form 1099 reporting and backup withholding responsibility for payments it receives on behalf of others or (B) a U.S. branch and that payment it receives for others is not effectively connected with the conduct of a trade or business in the United States and that has agreed to be treated as a United States person for U.S. federal tax purposes. Upon the written request of Lead Borrower, if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or notify the Lead Borrower in writing of its inability to do so.

Section 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund ~~LIBO Rate~~SOFR Loans, or to determine or charge interest rates based upon the ~~LIBO Rate~~SOFR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Lead Borrower through the Agent, any obligation of such Lender to make or continue ~~LIBO Rate~~SOFR Loans or to convert Base Rate Loans to ~~LIBO Rate~~SOFR Loans shall be suspended until such Lender notifies the Agent and the Lead Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers shall, upon demand from such Lender (with a copy to the Agent), prepay or, if applicable, convert all ~~LIBO Rate~~SOFR Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such ~~LIBO Rate~~SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such ~~LIBO Rate~~SOFR Loans. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted, but shall not be required to pay any compensation pursuant to Section 3.05.

Section 3.03 Inability to Determine Rates. If the Required Lenders determine that for any reason in connection with any request for a ~~LIBO Rate~~SOFR Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank market for the applicable amount and Interest Period of such ~~LIBO Rate~~SOFR Loan, (b) adequate and reasonable means do not exist for determining the ~~LIBO Rate~~SOFR for any requested Interest Period with respect to a proposed ~~LIBO Rate~~SOFR Loan , or (c) the ~~LIBO Rate~~SOFR for any requested Interest Period with respect to a proposed ~~LIBO Rate~~SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Agent will promptly so notify the Lead Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain ~~LIBO Rate~~SOFR Loans shall be suspended until the Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Lead Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of ~~LIBO Rate~~SOFR Loans or, failing that, will be deemed to have converted such request into a request for an ABL Borrowing of Base Rate Loans in the amount specified therein but shall not be required to pay any compensation pursuant to Section 3.05.

Section 3.04 Increased Costs; Reserves on ~~LIBO Rate~~SOFR Loans.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge, liquidity or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the ~~LIBO Rate~~SOFR) or the L/C Issuer;

(ii) subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any ~~LIBO Rate~~SOFR Loan made by it (except for Indemnified Taxes, Other Taxes and Excluded Taxes); or

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-96- 6807015.9 (iii) impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or LIBO RateSOFR Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBO RateSOFR Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered as set forth in a certificate provided by such Lender or the L/C Issuer, as applicable, pursuant to clause (c) below; provided, that, the Borrowers shall not be liable for such compensation if (A) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto or (B) such Lender invokes Section 3.02. (b) Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered as set forth in the certificate provided by such Lender or the L/C Issuer, as applicable, pursuant to clause (c) below. (c) Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, and the method for calculating such amount or amounts as specified in subsection (a) or (b) of this Section and delivered to the Lead Borrower shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Lead Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof). (e) Reserves on LIBO RateSOFR Loans. The Borrowers shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or

-97- 6807015.9 including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each LIBO RateSOFR Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Lead Borrower shall have received at least ten (10) days’ prior notice (with a copy to the Agent) of such additional interest from such Lender. If a Lender fails to give notice ten (10) days prior to the relevant Interest Payment Date, such additional interest shall be due and payable ten (10) days from receipt of such notice. Section 3.05 Compensation for Losses. Upon demand of any Lender (which demand shall be accompanied by a statement setting forth the basis for the amount being claimed, and with a copy to the Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Lead Borrower; or (c) any assignment of a LIBO RateSOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Lead Borrower pursuant to Section 10.13 (other than with respect to any Defaulting Lender); including any net loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained but excluding any loss of anticipated profits and/or interest rate margin (including the Applicable Margin). The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each LIBO RateSOFR Loan made by it at the LIBO RateSOFR for such Loan by a matching deposit or other borrowing in the London interbank market for a comparable amount and for a comparable period, whether or not such LIBO RateSOFR Loan was in fact so funded. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section and setting forth in reasonable detail the manner in which such amount or amounts was determined shall be delivered to the Lead Borrower. Section 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or Section 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not

-98- 6807015.9 otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrowers may replace such Lender in accordance with Section 10.13. Section 3.07 Survival. All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder. Section 3.08 Designation of Lead Borrower as Borrowers’ Agent. (a) Each Borrower hereby irrevocably designates and appoints the Lead Borrower as such Borrower’s agent to obtain Credit Extensions, the proceeds of which shall be available to each Borrower for such uses as are permitted under this Agreement. As the disclosed principal for its agent, each Borrower shall be obligated to each Credit Party on account of Credit Extensions so made as if made directly by the applicable Credit Party to such Borrower, notwithstanding the manner by which such Credit Extensions are recorded on the books and records of the Lead Borrower and of any other Borrower. In addition, each Loan Party other than the Borrowers hereby irrevocably designates and appoints the Lead Borrower as such Loan Party’s agent to represent such Loan Party in all respects under this Agreement and the other Loan Documents. (b) Each Borrower recognizes that credit available to it hereunder is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers. Consequently, each Borrower hereby assumes and agrees to discharge all Obligations of each of the other Borrowers. (c) The Lead Borrower shall act as a conduit for each Borrower (including itself, as a “Borrower”) on whose behalf the Lead Borrower has requested a Credit Extension. Neither the Agent nor any other Credit Party shall have any obligation to see to the application of such proceeds therefrom. ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS Section 4.01 Conditions of Initial Credit Extension. The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent: (a) The Agent’s receipt of the following, each of which shall be originals, telecopies or other electronic image scan transmission (e.g., “pdf” or “tif” via e-mail) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party or the Lenders, as applicable, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Agent: (i) executed counterparts of this Agreement sufficient in number for distribution to the Agent, each Lender and the Lead Borrower; (ii) a Note executed by the Borrowers in favor of each Lender requesting a Note;

-99- 6807015.9 (iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party evidencing (A) the authority of each Loan Party to enter into this Agreement and the other Loan Documents to which such Loan Party is a party or is to become a party and (B) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to become a party; (iv) copies of each Loan Party’s Organization Documents and such other documents and certifications as the Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to so qualify in such jurisdiction could not reasonably be expected to have a Material Adverse Effect; (v) a favorable opinion of Greenberg Traurig, counsel to the Loan Parties, addressed to the Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Agent may reasonably request; (vi) a certificate signed by a Responsible Officer of the Lead Borrower certifying (A) that the conditions specified in Section 4.02(a) and (b) have been satisfied, (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, (C) to the Solvency of the Loan Parties as of the Closing Date after giving effect to the transactions contemplated hereby, (D) that the Immaterial Subsidiaries as of the Closing Date satisfy each of the conditions required by the definition of such term and including any calculations of amounts with respect thereto, and (E) either that (1) no consents, licenses or approvals are required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, or (2) that all such consents, licenses and approvals have been obtained and are in full force and effect; (vii) evidence that all insurance required to be maintained pursuant to the Loan Documents and all endorsements in favor of the Agent required under the Loan Documents have been obtained and are in effect; (viii) a payoff letter from the agent for the lenders under the Existing Credit Agreement reasonably satisfactory in form and substance to the Agent evidencing that the Existing Credit Agreement has been or concurrently with the Closing Date is being terminated, all obligations thereunder are being paid in full (other than contingent obligations that are not yet due and the Existing Letter of Credit that will constitute a Letter of Credit hereunder or may be cash collateralized or backstopped as required thereunder), and all Liens securing obligations under the Existing Credit Agreement have been or concurrently with the Closing Date are being released; (ix) an agreement by IPCo in favor of Agent allowing an irrevocable, non-exclusive license to use, license or sublicense Intellectual Property in the United States, its territories and possessions, without any royalty or other payments (whether or not any license agreement between the owner and licensor and any other person is in default or has been terminated) after default or otherwise in connection with the exercise of the remedies of Agent with respect to the Collateral and related matters; (x) the Security Documents, each duly executed by the applicable Loan Parties; (xi) all other Loan Documents, each duly executed by the applicable Loan Parties;

-100- 6807015.9 (xii) (A) appraisals (based on net liquidation value) by a third party appraiser acceptable to the Agent of all Inventory of the Borrowers, the results of which are satisfactory to the Agent and (B) a written report regarding the results of a commercial finance examination of the Loan Parties, which shall be satisfactory to the Agent; (xiii) results of searches or other evidence reasonably satisfactory to the Agent (in each case dated as of a date reasonably satisfactory to the Agent) indicating the absence of Liens on the assets of the Loan Parties, except for Permitted Encumbrances and Liens for which termination statements and releases, satisfactions and discharges or subordination agreements satisfactory to the Agent are being tendered concurrently with such extension of credit or other arrangements satisfactory to the Agent for the delivery of such termination statements and releases, satisfactions and discharges have been made; (xiv)(A) all Uniform Commercial Code financing statements, required by law or reasonably requested by the Agent to be filed, registered or recorded to create or perfect the first priority Liens intended to be created under the Loan Documents (to the extent such Liens can be created or perfected by the filing of such financing statements) and the Agent shall have been authorized to file, register or record such financing statements on the Closing Date, (B) the Credit Card Notifications and Blocked Account Agreements required pursuant to Section 6.13 hereof, (C) control agreements with respect to the Loan Parties’ securities and investment accounts, and (D) Collateral Access Agreements as required by the Agent; and (xv) such other assurances, certificates, documents, consents or opinions as the Agent reasonably may require. (b) The Agent shall have received an amendment to the existing intercompany licensing agreement between IPCo and the other Loan Parties providing for certain rights of such other Loan Parties in connection with the use of the licensed Intellectual Property in the event of any Insolvency Proceeding and related matters. (c) After giving effect to (i) the first funding under the Loans, (ii) any charges to the Loan Account made in connection with the establishment of the credit facility contemplated hereby and (iii) all Letters of Credit to be issued at, or immediately subsequent to, such establishment, Excess Availability shall be not less than $85,000,000. (d) The Agent shall have received a Borrowing Base Certificate dated the Closing Date, relating to the Fiscal Quarter ended May 5, 2018, and executed by a Responsible Officer of the Lead Borrower. (e) There has been no Material Adverse Effect since February 3, 2018. (f) The Agent shall have received and be satisfied with (i) a detailed forecast for the period commencing on the Closing Date on an annual basis for the term of the Credit Agreement, which shall include an Excess Availability model, Consolidated income statement, balance sheet, and statement of cash flow, by month, each prepared in conformity with GAAP and consistent with the Loan Parties’ then current practices. (g) There shall not be pending any litigation, investigation or other proceeding pending in any court or before any arbitrator or Governmental Authority, (i) the result of which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (ii) that challenges the legality of, or otherwise seeks to enjoin, the arrangements and transactions contemplated by this Credit Agreement.

-101- 6807015.9 (h) The consummation of the transactions contemplated hereby shall not violate any applicable Law or any Organization Document. (i) All fees and expenses required to be paid to the Agent or the Arranger on or before the Closing Date shall have been paid in full, and all fees and expenses required to be paid to the Lenders on or before the Closing Date shall have been paid in full, provided, that, for costs and expenses, invoices shall have been delivered to Lead Borrower not less than the Business Day prior to the Closing Date. (j) The Borrowers shall have paid all fees, charges and disbursements of counsel to the Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the Closing Date (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Agent). (k) The Agent and the Lenders shall have received, at least ten (10) days prior to the Closing Date to the extent requested in writing at least fifteen (15) Business Days prior to the Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act in each case, the results of which are satisfactory to the Agent and Lenders. (l) No material changes in governmental regulations or policies affecting any Loan Party or any Credit Party shall have occurred prior to the Closing Date. (m) The Closing Date shall have occurred on or before August 31, 2018. Without limiting the generality of the provisions of Section 9.04, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. Section 4.02 Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a LIBO RateSOFR Loan Notice requesting only a continuation of LIBO RateSOFR Loans) and each L/C Issuer to issue each Letter of Credit is subject to the following conditions precedent: (a) The representations and warranties of each Loan Party contained in Article V or in any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects, and (iii) for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01; (b) No Default or Event of Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof;

-102- 6807015.9 (c) The Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension or an updated Borrowing Base Certificate, as applicable, in accordance with the requirements hereof; (d) No event or circumstance which could reasonably be expected to result in a Material Adverse Effect shall have occurred; (e) As of the Request for Credit Extension (other than in respect of a Letter of Credit), and after giving effect to such request, the aggregate outstanding principal amount of the Loans shall not be more than $150,000,000, if the unrestricted cash and Cash Equivalents of the Loan Parties is greater than $75,000,000 at such time (or if Excess Availability is greater than twenty-five percent (25%) of the Loan Cap, if the unrestricted cash and Cash Equivalents of Loans Parties is greater than $100,000,000 at such time)[Reserved]; and (f) No Overadvance shall result from such Credit Extension. Each Request for Credit Extension (other than a LIBO RateSOFR Loan Notice requesting only a continuation of LIBO RateSOFR Loans) submitted by the Borrower shall be deemed to be a representation and warranty by the Borrowers that the conditions specified in Section 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. The conditions set forth in this Section 4.02 are for the sole benefit of the Credit Parties but until the Required Lenders otherwise direct the Agent to cease making Loans and issuing Letters of Credit, the Lenders will fund their Applicable Percentage of all Loans and participate in all Swing Line Loans and Letters of Credit whenever made or issued, which are requested by the Lead Borrower and which, notwithstanding the failure of the Loan Parties to comply with the provisions of this Article IV, agreed to by the Agent, provided, however, the making of any such Loans or the issuance of any Letters of Credit shall not be deemed a modification or waiver by any Credit Party of the provisions of this Article IV on any future occasion or a waiver of any rights or the Credit Parties as a result of any such failure to comply. ARTICLE V REPRESENTATIONS AND WARRANTIES To induce the Credit Parties to enter into this Agreement and to make Loans and to issue Letters of Credit hereunder, each Loan Party represents and warrants to the Agent and the other Credit Parties that: Section 5.01 Existence, Qualification and Power. Each Loan Party and each Subsidiary thereof (a) is a corporation, limited liability company, partnership or limited partnership, duly incorporated, organized or formed, validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its incorporation, organization, or formation (b) has all requisite power and authority and all requisite governmental licenses, permits, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, where applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (a) as it relates to any Immaterial Subsidiary, or clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. Schedule 5.01 annexed hereto sets forth, as of the Amendment No. 1 Effective Date, each Loan Party’s name as it appears in official filings in its state of incorporation or organization, its state of incorporation or organization, organization type, organization number, if any, issued by its state of incorporation or organization, and its federal employer identification number.

-103- 6807015.9 Section 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party, (a) has been duly authorized by all necessary corporate or other organizational action, and (b) does not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (x) any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) result in or require the creation of any Lien upon any asset of any Loan Party (other than Liens in favor of the Agent under the Security Documents); or (iv) violate any Law, in the case of clause (b)(iv), except that could not reasonably be expected to have a Material Adverse Effect. Section 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (a) the perfection or maintenance of the Liens created under the Security Documents (including the first priority nature thereof to the extent specified in the Security Documents) or (b) such as have been obtained or made and are in full force and effect. Section 5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Section 5.05 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (ii) fairly present in all material respects the financial condition of the Parent and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein. (b) The unaudited Consolidated balance sheet of the Parent and its Subsidiaries dated May 5, 2018, and the related Consolidated statements of income or operations, Shareholders’ Equity and cash flows for the Fiscal Quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Parent and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. Schedule 5.05 sets forth all Material Indebtedness and other liabilities, direct or contingent, of the Loan Parties and their Consolidated Subsidiaries as of the date of such financial statements, including liabilities for taxes, material commitments and Material Indebtedness. (c) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

-104- 6807015.9 (d) The Consolidated forecasted balance sheet and statements of income and cash flows of the Parent and its Subsidiaries delivered pursuant to Section 6.01(c) were prepared in good faith on the basis of the assumptions believed by the Lead Borrower to be reasonable in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Loan Parties’ reasonable estimate of its future financial performance (it being understood that such forecasted financial information is subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties, that no assurance is given that any particular forecast will be realized, that actual results may differ and that such differences may be material). Section 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or any of its Subsidiaries or against any of its properties or revenues, if determined adversely, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Section 5.07 No Default. No Loan Party or any Subsidiary is in default under or with respect to any Material Indebtedness. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. Section 5.08 Ownership of Property; Liens. (a) Each of the Loan Parties and each Subsidiary thereof has good record and marketable title in fee simple to or valid leasehold interests in, or rights to use, all Real Estate necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Loan Parties and each Subsidiary has good and marketable title to, valid leasehold interests in, or valid licenses to use all personal property and assets material to the ordinary conduct of its business, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) Schedule 5.08(b)(1) sets forth the address (including street address, county and state) of all Real Estate that is owned by the Loan Parties and each of their Subsidiaries, together with a list of the holders of any mortgage or other Lien thereon as of the Amendment No. 1 Effective Date. Each Loan Party and each of its Subsidiaries has good, marketable and insurable fee simple title to the Real Estate owned by such Loan Party or such Subsidiary, free and clear of all Liens, other than Permitted Encumbrances. Schedule 5.08(b)(2) sets forth the address (including street address, county and state) of all material Leases of the Loan Parties, together with a list of the lessor and its contact information with respect to each such Lease as of the Amendment No. 1 Effective Date. To the knowledge of the Loan Parties, each of such Leases is in full force and effect and the Loan Parties are not in default of the terms thereof. (c) Schedule 7.01 sets forth a complete and accurate list of all Liens on the property or assets of each Loan Party and each of its Subsidiaries securing Indebtedness in an outstanding amount in excess of $2,500,000 (other than with respect to operating leases), showing as of the Amendment No. 1 Effective Date the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of such Loan Party or such Subsidiary subject thereto. The property of each Loan Party and each of its Subsidiaries is subject to no Liens, other than Permitted Encumbrances. (d) Schedule 7.02 sets forth a complete and accurate list of all Investments held by any Loan Party or any Subsidiary of a Loan Party on the Amendment No. 1 Effective Date (other than any Investment consisting of Permitted Investments of the type described in clause (a) of the definition thereof or cash held in a Deposit Account), showing as of the Amendment No. 1 Effective Date the amount, obligor or issuer and maturity, if any, thereof.

-105- 6807015.9 (e) Schedule 7.03 sets forth a complete and accurate list of all Indebtedness of each Loan Party or any Subsidiary of a Loan Party on the Amendment No. 12 Effective Date (other than Indebtedness under this Agreement and the other Loan Documents), showing as of the Closing Date the amount, obligor or issuer and maturity thereof. Section 5.09 Environmental Compliance (a) Except as specifically disclosed in Schedule 5.09, no Loan Party or any Subsidiary thereof (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability, except, in each case, as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) To the knowledge of the Loan Parties, except as otherwise set forth in Schedule 5.09, none of the properties currently or formerly owned or operated by any Loan Party or any Subsidiary thereof (to the extent that such Loan Party or Subsidiary may have liability with respect to such formerly owned or operated properties) is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list; there are no underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any Subsidiary thereof there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or Subsidiary thereof; and Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any Subsidiary thereof (to the extent that such Loan Party or Subsidiary may have liability with respect to such formerly owned or operated properties). For purposes of this clause (b), “To the knowledge of the Loan Parties” means the knowledge of the Loan Parties based on the information set forth in the Phase I and Phase II environmental reports as set forth in Schedule 5.09. (c) Except as otherwise set forth on Schedule 5,09, no Loan Party or any Subsidiary thereof is undertaking, and no Loan Party or any Subsidiary thereof has completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any Subsidiary thereof have been disposed of in a manner not reasonably expected to result in material liability to any Loan Party or any Subsidiary thereof. Section 5.10 Insurance. The properties of the Loan Parties and their Subsidiaries are insured with financially sound and reputable insurance companies which are not Affiliates or Related Parties of the Loan Parties, in such amounts, with such deductibles and covering such risks (including, without limitation, workmen’s compensation, public liability, business interruption and property damage insurance) as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Loan Parties or the applicable Subsidiary operates. Schedule 5.10 sets forth a description of all insurance maintained by or on behalf of the Loan Parties and their Subsidiaries as of the Amendment No. 1 Effective Date. Each insurance policy listed on Schedule 5.10 is in full force and effect and all premiums in respect thereof that are due and payable have been paid. Section 5.11 Taxes. The Loan Parties and their Subsidiaries have filed all Federal, state and other tax returns and reports required to be filed, and have paid all Federal, state and other taxes,

-106- 6807015.9 assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except (a) those which are being contested in good faith by appropriate proceedings being diligently conducted, for which adequate reserves have been provided in accordance with GAAP, as to which Taxes no Lien has been filed and which contest effectively suspends the collection of the contested obligation and the enforcement of any Lien securing such obligation or (b) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. There is no proposed tax assessment against any Loan Party or any Subsidiary that would, if made, have a Material Adverse Effect. No Loan Party or any Subsidiary thereof is a party to any tax sharing agreement. Section 5.12 ERISA Compliance. (a) The Lead Borrower, each of its ERISA Affiliates, and each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Borrowers, nothing has occurred which would prevent, or cause the loss of, such qualification. The Loan Parties and each ERISA Affiliate have made all required contributions to each Plan subject to Sections 412 or 430 of the Code and to each Multiemployer Plan, and no application for a funding waiver or an extension of any amortization period pursuant to Sections 412 or 430 of the Code has been made with respect to any Plan. No Lien imposed under the Code or ERISA exists or is likely to arise on account of any Plan or Multiemployer Plan. (b) There are no pending or, to the best knowledge of the Borrowers, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA. Section 5.13 Subsidiaries; Equity Interests. The Loan Parties have no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, which Schedule sets forth the legal name, jurisdiction of incorporation or formation and authorized Equity Interests of each such Subsidiary. All of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by a Loan Party (or a Subsidiary of a Loan Party) in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens except for those created under the Security Documents. Except as set forth in Schedule 5.13, there are no outstanding rights to purchase any Equity Interests in any Subsidiary. The Loan Parties have no equity investments in any other corporation or entity other than those specifically disclosed in Part(b) of Schedule 5.13. All of the outstanding Equity Interests in the Loan Parties have been validly issued, and are fully paid and non-assessable and are owned in the amounts specified on Part (c) of Schedule 5.13 free and clear of all Liens except for those created under the Security Documents. The copies of the Organization Documents of each Loan Party and each amendment thereto

-107- 6807015.9 provided pursuant to Section 4.01 are true and correct copies of each such document, each of which is valid and in full force and effect. Section 5.14 Margin Regulations; Investment Company Act. (a) No Loan Party is engaged or will be engaged, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. None of the proceeds of the Credit Extensions shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any margin stock or for any other purpose that might cause any of the Credit Extensions to be considered a “purpose credit” within the meaning of Regulations T, U, or X issued by the FRB. (b) None of the Loan Parties, any Person Controlling any Loan Party, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940. Section 5.15 Disclosure. No written report, financial statement, certificate or other information previously or hereafter furnished in writing by or on behalf of any Loan Party to the Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (excluding projected financial information, budgets and forecasts and general industry or economic data) (in each case, as modified or supplemented by other information so furnished (including public disclosures made pursuant to press releases and public filings prior to the Amendment No. 1 Effective Date) and when taken as a whole) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided, that, with respect to projected financial information and any budget or forecast, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such projected financial information, budget or forecast is subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties, that no assurance is given that any particular projection will be realized, that actual results may differ and that such differences may be material). As of the Amendment No. 1 Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects. Section 5.16 Compliance with Laws. Each of the Loan Parties and each Subsidiary is in compliance (A) in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (ii) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (B) with Section 10.17 and 10.18. Section 5.17 Intellectual Property; Licenses, Etc. The Loan Parties and their Subsidiaries own, or possess the right to use, all material Intellectual Property, licenses, permits and other authorizations that are reasonably necessary for the operation of their respective businesses in the United States, its territories and possessions. No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party or any Subsidiary infringes upon any rights with respect to Intellectual Property held by any other Person which could reasonably be expected to have, individually, or in the aggregate, a Material Adverse Effect. Except as specifically disclosed in Schedule 5.17, no claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Borrowers, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

-108- 6807015.9 Section 5.18 Labor Matters. There are no strikes, lockouts, slowdowns or other material labor disputes against any Loan Party or any Subsidiary thereof pending or, to the knowledge of any Loan Party, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The hours worked by and payments made to employees of the Loan Parties comply with the Fair Labor Standards Act and any other applicable federal, state, local or foreign Law dealing with such matters except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect. No Loan Party or any of its Subsidiaries has incurred any liability or obligation under the Worker Adjustment and Retraining Act or similar state Law. All payments due from any Loan Party and its Subsidiaries, or for which any claim may be made against any Loan Party or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or properly accrued in accordance with GAAP as a liability on the books of such Loan Party. Except as set forth on Schedule 5.18, no Loan Party or any Subsidiary is a party to or bound by any collective bargaining agreement. There are no complaints, unfair labor practice charges, grievances, arbitrations, unfair employment practices charges or any other claims or complaints against any Loan Party or any Subsidiary pending or, to the knowledge of any Loan Party, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any employee of any Loan Party or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect. The consummation of the transactions contemplated by the Loan Documents will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party or any of its Subsidiaries is bound which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Section 5.19 Security Documents. (a) The Security Agreement creates in favor of the Agent, for the benefit of the Credit Parties referred to therein, a legal, valid, continuing and enforceable security interest in the Collateral (as defined in the Security Agreement), the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The financing statements, releases and other filings are in appropriate form and have been or will be filed in the offices specified in Schedule II of the Security Agreement. Upon such filings and/or the obtaining of “control,” (as defined in the UCC) and taking of other actions as may be necessary with the appropriate Governmental Authorities (including the payment of applicable filing and recording taxes), subject to the limitations on the requirements to perfect contained in the Security Agreement, the Agent will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all Collateral that may be perfected by filing, recording or registering a financing statement or analogous document (including without limitation the proceeds of such Collateral subject to the limitations relating to such proceeds in the UCC) or by obtaining control, under the UCC (in effect on the date this representation is made). (b) The Mortgages create in favor of the Agent, for the benefit of the Credit Parties, a legal, valid, continuing and enforceable Lien in the Mortgaged Property (as defined in the Mortgages), the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Upon the filing or recording of the Mortgages with the appropriate Governmental Authorities, the Agent will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all Mortgaged Property that may be perfected by such filing (including without limitation the proceeds of such Mortgaged Property).

-109- 6807015.9 Section 5.20 Solvency. After giving effect to the transactions contemplated by this Agreement, and before and after giving effect to each Credit Extension, the Loan Parties, on a Consolidated basis, are Solvent. No transfer of property has been or will be made by any Loan Party and no obligation has been or will be incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party. Section 5.21 Deposit Accounts; Credit Card Arrangements. (a) Annexed hereto as Schedule 5.21(a) is a list of all DDAs maintained by the Loan Parties as of the Amendment No. 1 Effective Date, which Schedule includes, with respect to each DDA (i) the name and address of the depository; (ii) the account number(s) maintained with such depository; (iii) a contact person at such depository, and (iv) the identification of each Blocked Account Bank. (b) Annexed hereto as Schedule 5.21(b) is a correct and complete list of all of the Credit Card Agreements and all other agreements, documents and instruments existing on the Amendment No. 1 Effective Date between or among any Loan Party, the Credit Card Issuers, the Credit Card Processors and any of their Affiliates or Related Parties with respect to the processing and/or payment to such Loan Party of the proceeds of any credit card charges and debit card charges for sales made by such Loan Party. The Credit Card Agreements constitute all of such agreements necessary for each Borrower to operate its business as presently conducted with respect to credit cards and debit cards. Borrowers have delivered, or caused to be delivered to Agent, true, correct and complete copies of all of the Credit Card Agreements. Section 5.22 Brokers. No broker or finder brought about the obtaining, making or closing of the Loans or transactions contemplated by the Loan Documents, and no Loan Party or Affiliate thereof has any obligation to any Person in respect of any finder’s or brokerage fees in connection therewith. Section 5.23 Customer and Trade Relations. There exists no actual or, to the knowledge of any Loan Party, threatened, termination or cancellation of, or any material adverse modification or change in the business relationship of any Loan Party with any supplier material to its operations. Section 5.24 Material Contracts. Schedule 5.24 sets forth all Material Contracts to which any Loan Party is a party or is bound as of the Amendment No. 1 Effective Date. The Loan Parties have delivered true, correct and complete copies of such Material Contracts to the Agent on or before the Amendment No. 1 Effective Date. The Loan Parties are not in breach or in default in any material respect of or under any Material Contract and have not received any notice of the intention of any other party thereto to terminate any Material Contract. Section 5.25 Casualty. Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Section 5.26 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. No Loan Party or any of its Subsidiaries is in violation of any Sanctions. No Loan Party nor any of its Subsidiaries nor, to the knowledge of such Loan Party, any director, officer, employee, agent or Affiliate of such Loan Party or such Subsidiary (a) is a Sanctioned Person or a Sanctioned Entity, (b) has any assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. Each of the Loan Parties and its Subsidiaries, and to the knowledge of each such Loan Party, each director, officer, employee, agent and Affiliate of each such Loan Party and each

-110- 6807015.9 such Subsidiary, is in compliance with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. No proceeds of any Loan made or Letter of Credit issued hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity, or otherwise used in any manner that would result in a violation of any Sanction, Anti-Corruption Law or Anti-Money Laundering Law by any Person (including any Lender, Bank Product Provider, or other individual or entity participating in any transaction). ARTICLE VI AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than contingent indemnification obligations for which a claim has not been asserted) , or any Letter of Credit shall remain outstanding, the Loan Parties shall, and shall (except in the case of the covenants set forth in Section 6.01, Section 6.02, and Section 6.03) cause each Subsidiary to: Section 6.01 Financial Statements. Deliver to the Agent, in form and detail satisfactory to the Agent: (a) on or about the date of filing thereof with the SEC, but in any event within ninety (90) days after the end of each Fiscal Year of the Parent (commencing with the Fiscal Year ended 2018), a Consolidated balance sheet of the Parent and its Subsidiaries as at the end of such Fiscal Year, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and unqualified opinion of Ernst & Young LLP or other independent public accountants of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; (b) on or about the date of filing thereof with the SEC, but in any event within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year of the Parent (commencing with the Fiscal Quarter ended July 31, 2018), a Consolidated balance sheet of the Parent and its Subsidiaries as at the end of such Fiscal Quarter, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Quarter and for the portion of the Parent’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) such period set forth in the projections delivered pursuant to Section 6.01(d) hereof, (B) the corresponding Fiscal Quarter of the previous Fiscal Year and (C) the corresponding portion of the previous Fiscal Year, all in reasonable detail, certified by a Responsible Officer of the Lead Borrower as fairly presenting the financial condition, results of operations, Shareholders’ Equity and cash flows of the Parent and its Subsidiaries as of the end of such Fiscal Quarter in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; (c) as soon as available, but in any event no more than thirty (30) days after the end of each Fiscal Month (commencing with the Fiscal Month ended October 31, 2020), a Consolidated balance sheet of the Parent and its Subsidiaries as at the end of such Fiscal Month, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Month and for the portion of the Parent’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) such period set forth in the projections delivered pursuant to Section 6.01(d) hereof, (B) the corresponding Fiscal Month of the previous Fiscal Year and (C) the corresponding portion of the previous Fiscal Year, all in

-111- 6807015.9 reasonable detail, certified by a Responsible Officer of the Lead Borrower as fairly presenting the financial condition, results of operations, Shareholders’ Equity and cash flows of the Parent and its Subsidiaries as of the end of such Fiscal Month in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and (d) as soon as available, but in any event no more than thirty (30) days after the end of each Fiscal Year of the Parent, forecasts prepared by management of the Lead Borrower, in form consistent with the forecasts provided to Agent prior to the Amendment No. 1 Effective Date, of Excess Availability, consolidated balance sheets and statements of income or operations and cash flows of the Parent and its Subsidiaries on an annual basis for (but setting forth such information for each month of) the immediately following Fiscal Year (including the Fiscal Year in which the Maturity Date occurs), and as soon as available, any significant revisions to such forecast with respect to such Fiscal Year, which forecasts shall be on an annual basis so long as no Default or Event of Default has occurred or is continuing and Excess Availability is at least equal to an amount greater than fifty percent (50%) of the Loan Cap as of the close of business as of the last day of the immediately preceding Fiscal Quarter. Section 6.02 Certificates; Other Information. Deliver to the Agent, in form and detail satisfactory to the Agent: (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a), 6.01(b) and 6.01(c) (commencing with the delivery of the financial statements for the Fiscal Month ended October 31, 2020), a duly completed Compliance Certificate signed by a Responsible Officer of the Lead Borrower, and with respect to the financial statements delivered pursuant to Sections 6.01(a) and 6.01(b), in the event of any material change in generally accepted accounting principles used in the preparation of such financial statements, the Lead Borrower shall also provide: (i) a statement of reconciliation conforming such financial statements to GAAP and (ii) a copy of management’s discussion and analysis with respect to such financial statements; (b) as soon as available, but in any event not later than fifteen (15) Business Days after each Fiscal Month end (or, if such day is not a Business Day, on the next succeeding Business Day), a Borrowing Base Certificate so long as no Default or Event of Default has occurred or is continuing and Excess Availability is at least equal to the greater of $43,900,000 or fifteen percent (15%) of the Loan Cap showing the Borrowing Base as of the close of business as of the last day of the immediately preceding Fiscal Month (provided, that, the Appraised Value applied to the Eligible Inventory set forth in each Borrowing Base Certificate shall be the Appraised Value set forth in the most recent appraisal obtained by the Agent pursuant to Section 6.10 hereof for the applicable period to which such Borrowing Base Certificate relates), each Borrowing Base Certificate to be certified as complete and correct in all material respects by a Responsible Officer of the Borrower; provided, that, at any time that either a Default or an Event of Default has occurred and is continuing or Borrowers have failed to maintain Excess Availability at least equal to the greater of (A) fifteen percent (15.0%) of the Loan Cap and (B) $43,900,000, such Borrowing Base Certificate shall be delivered on the third Business Day of each week showing the Borrowing Base as of the close of business on the immediately preceding week (and in the event that the delivery of Borrowing Base Certificates are on a weekly basis, such weekly delivery shall continue for not less than four (4) consecutive weeks); (c) promptly upon receipt, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by its Registered Public Accounting Firm in connection with the accounts or books of the Loan Parties or any Subsidiary, or any audit of any of them, including, without limitation, specifying any Internal Control Event;

-112- 6807015.9 (d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Loan Parties, and copies of all annual, regular, periodic and special reports and registration statements which any Loan Party may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934 or with any national securities exchange, and in any case not otherwise required to be delivered to the Agent pursuant hereto; (e) the financial and collateral reports described on Schedule 6.02 hereto, at the times set forth in such Schedule; (f) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or any Subsidiary thereof pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02; (g) as soon as available, but in any event within thirty (30) days after the end of each Fiscal Year of the Loan Parties, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for each Loan Party and its Subsidiaries and containing such additional information as the Agent, or any Lender through the Agent, may reasonably specify; (h) promptly after the Agent’s request therefor, copies of all Material Contracts and documents evidencing Material Indebtedness; (i) promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from any Governmental Authority (including, without limitation, the SEC (or comparable agency in any applicable non-U.S. jurisdiction)) concerning any proceeding with, or investigation or possible investigation or other inquiry by such Governmental Authority regarding financial or other operational results of any Loan Party or any Subsidiary thereof or any other matter which, if adversely determined, could reasonably expected to have a Material Adverse Effect; and (j) promptly, such additional information regarding the business affairs, financial condition or operations of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Agent or any Lender may from time to time reasonably request. Documents required to be delivered pursuant to Section 6.01(a), (b), or (c) or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Lead Borrower posts such documents, or provides a link thereto on the Lead Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Lead Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Agent have access (whether a commercial, third-party website or whether sponsored by the Agent); provided, that, the Lead Borrower shall deliver paper copies of such documents to the Agent or any Lender as the Agent or such Lender may request based on applicable laws or regulations or the internal policies of Agent or such Lender. The Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Loan Parties with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Loan Parties hereby acknowledge that (a) the Agent and/or the Arranger will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Loan Parties

-113- 6807015.9 hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Loan Parties or their securities) (each, a “Public Lender”). The Loan Parties hereby agree that they will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Loan Parties shall be deemed to have authorized the Agent, the Arranger, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Loan Parties or their securities for purposes of United States Federal and state securities laws (provided, that, to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” It is understood and agreed that nothing in this Section 6.02 shall require any Borrower or any of its Subsidiaries to provide any documents or information (a) in respect of which disclosure to the Agent or any Lender (or their respective representatives) is prohibited by any applicable law or any bona fide agreement binding on such Borrower or any of its Subsidiaries, or (b) that is subject to attorney-client privilege or constitutes attorney work product. Section 6.03 Notices. Promptly notify the Agent after any Responsible Officer obtains knowledge thereof of: (a) the occurrence of any Default or Event of Default; (b) any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect; (c) any breach or non-performance of, or any default, with respect to Material Indebtedness of any Loan Party or any Subsidiary thereof; (d) any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Subsidiary thereof and any Governmental Authority or the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary thereof, including pursuant to any applicable Environmental Laws that would be required to be reported in the Loan Parties’ public filings; (e) the occurrence of any ERISA Event in which the liability is reasonably expected to be in excess of $5,000,000 in any year or that could otherwise reasonably be expected to result in a Material Adverse Effect; (f) any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof; (g) the discharge by any Loan Party of its present Registered Public Accounting Firm or any withdrawal or resignation by such Registered Public Accounting Firm;

-114- 6807015.9 (h) any collective bargaining agreement or other labor contract to which a Loan Party becomes a party, or the application for the certification of a collective bargaining agent; (i) the filing of any Lien for unpaid Taxes against any Loan Party in excess of $250,000; (j) any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any interest in a material portion of the Collateral under power of eminent domain or by condemnation or similar proceeding or if any material portion of the Collateral is damaged or destroyed; and (k) any failure by any Loan Party to pay rent or such other amounts due at (i) any distribution centers or warehouses; (ii) ten percent (10%) or more of such Loan Party’s locations; or (iii) any of a Loan Party’s locations if such failure continues for more than ten (10) days following the day on which such rent first came due and such failure would be reasonably likely to result in a Material Adverse Effect. Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Lead Borrower setting forth details of the occurrence referred to therein and stating what action the Lead Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. It is understood and agreed that nothing in this Section 6.03 shall require any Borrower or any of its Subsidiaries to provide any documents or information (a) in respect of which disclosure to the Agent or any Lender (or their respective representatives) is prohibited by any applicable law or any bona fide agreement binding on such Borrower or any of its Subsidiaries, or (b) that is subject to attorney-client privilege or constitutes attorney work product. Section 6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, (b) all lawful claims (including, without limitation, claims of landlords, warehousemen, customs brokers, freight forwarders, consolidators and carriers) which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness, except (i) in the case of clause (a), where the failure to make such payment could not reasonably be expected to result in a Material Adverse Effect and (ii) in the case of clauses (b) and (c), where (A) the validity or amount thereof is being contested in good faith by appropriate proceedings, (B) such Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and (C) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. Nothing contained in this Section 6.04 shall be deemed to limit the rights of the Agent with respect to determining and establishing Reserves pursuant to this Agreement, including in the event that any such contest does not effectively suspend collection of the contested obligation and enforcement of any Lien securing such obligation. Section 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization or formation except in a transaction permitted by Section 7.04 or Section 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) maintain or renew all of its registered Intellectual Property, except to the extent otherwise permitted as a Permitted

-115- 6807015.9 Disposition and in any event so long as the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 6.07 Maintenance of Insurance. (a) Maintain with financially sound and reputable insurance companies not Affiliates or Related Parties of the Loan Parties, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business and operating in the same or similar locations or as is required by applicable Law, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and as are reasonably acceptable to the Agent. (b) Cause fire and extended coverage policies maintained with respect to any Collateral to be endorsed or otherwise amended to include (i) a non-contributing mortgage clause (regarding improvements to Real Estate) and lenders’ loss payable clause (regarding personal property), in form and substance satisfactory to the Agent, which endorsements or amendments shall provide that the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Agent, (ii) a provision to the effect that none of the Loan Parties, Credit Parties or any other Person shall be a co-insurer and (iii) such other provisions as the Agent may reasonably require from time to time to protect the interests of the Credit Parties. (c) Cause commercial general liability policies to be endorsed to name the Agent as an additional insured. (d) Cause business interruption policies to name the Agent as a loss payee and to be endorsed or amended to include (i) a provision that, from and after the Closing Date, the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Agent (and unless a Cash Dominion Event then exists and is continuing, or the proceeds are otherwise required to be applied to the Obligations and Other Liabilities hereunder, such proceeds shall be remitted by Agent after receipt of immediately available funds to the Deposit Account of Lead Borrower used for the receipt of proceeds of Loans), (ii) a provision to the effect that none of the Loan Parties, the Agent, the Agent or any other party shall be a co-insurer and (iii) such other provisions as the Agent may reasonably require from time to time to protect the interests of the Credit Parties. (e) Cause each such policy referred to in this Section 6.07 to also provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than ten (10) days’ prior written notice thereof by the insurer to the Agent (giving the Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than thirty (30) days’ prior written notice thereof by the insurer to the Agent. (f) Deliver to the Agent, prior to the cancellation, modification or non-renewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Agent, including an insurance binder) together with evidence satisfactory to the Agent of payment of the premium therefor.

-116- 6807015.9 (g) Maintain for themselves and their Subsidiaries, a Directors and Officers insurance policy, and a “Blanket Crime” policy including employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property, and computer fraud coverage with responsible companies in such amounts as are customarily carried by business entities engaged in similar businesses similarly situated, and will upon request by the Agent furnish the Agent certificates evidencing renewal of each such policy. (h) Permit any representatives that are designated by the Agent to inspect the insurance policies maintained by or on behalf of the Loan Parties and to inspect books and records related thereto and any properties covered thereby. (i) If at any time the area in which any Real Estate that is subject to a Mortgage is located is designated (i) a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount and on terms that are satisfactory to the Agent and all Lenders from time to time, and otherwise comply with the Flood Laws or as is otherwise satisfactory to the Agent and all Lenders, or (ii) a “Zone 1” area, obtain earthquake insurance in such total amount as is reasonable and customary for companies engaged in the Business, and in the case of clauses (i) and (ii) above, to provide evidence thereof to the Agent or any Lender that requests it. None of the Credit Parties, or their agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 6.07. Each Loan Party shall look solely to its insurance companies or any other parties other than the Credit Parties for the recovery of such loss or damage and such insurance companies shall have no rights of subrogation against any Credit Party or its agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then the Loan Parties hereby agree, to the extent permitted by law, to waive their right of recovery, if any, against the Credit Parties and their agents and employees. The designation of any form, type or amount of insurance coverage by any Credit Party under this Section 6.07 shall in no event be deemed a representation, warranty or advice by such Credit Party that such insurance is adequate for the purposes of the business of the Loan Parties or the protection of their properties. Section 6.08 Compliance with Laws. Comply (a) in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been set aside and maintained by the Loan Parties in accordance with GAAP; (ii) such contest effectively suspends enforcement of the contested Laws, and (iii) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect, and (b) with Sections 10.17 and 10.18. Section 6.09 Books and Records; Accountants. (a) (i) Maintain proper books of record and account, in which full, true and correct in all material respects entries and in conformity with GAAP consistently applied (subject to changes as may be required in accordance with GAAP) shall be made of all financial transactions and matters involving the assets and business of the Loan Parties or such Subsidiary, as the case may be; and (ii) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Loan Parties or such Subsidiary, as the case may be. (b) At all times retain a Registered Public Accounting Firm which is reasonably satisfactory to the Agent and shall instruct such Registered Public Accounting Firm to cooperate with, and be available to,

-117- 6807015.9 the Agent or its representatives to discuss the Loan Parties’ financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such Registered Public Accounting Firm, as may be raised by the Agent, provided, that, the Lead Borrower shall be given a reasonable opportunity to participate in any such discussions between the Agent and the Registered Public Accounting Firm. Section 6.10 Inspection Rights. (a) Permit representatives and independent contractors of the Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and Registered Public Accounting Firm, and permit the Agent or professionals (including investment bankers, consultants, accountants, and lawyers) retained by the Agent to conduct evaluations of the Loan Parties’ business plan, forecasts and cash flows no more than one (1) time in any Fiscal Year, at the expense of the Loan Parties (or additional time or times at the expense of Lenders) and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Lead Borrower; provided, that, when a Default or Event of Default exists the Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Loan Parties at any time during normal business hours and without advance notice. (b) Upon the request of the Agent after reasonable prior notice and subject to the following sentence, permit the Agent or professionals (including investment bankers, consultants, accountants, and lawyers) retained by the Agent to conduct commercial finance examinations and other evaluations, including, without limitation, of (i) the Lead Borrower’s practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves. The Loan Parties shall pay the fees and expenses of the Agent and such professionals with respect to such examinations and evaluations, provided, that, the Agent shall conduct, or cause to be conducted, one (1) commercial finance examination each Fiscal Year at the expense of Borrowers, and may conduct, or cause to be conducted, (A) not more than two (2) commercial finance examinations each Fiscal Year at the expense of Borrowers so long as Excess Availability is not less than the greater of twenty-five percent (25.0%) of the Loan Cap or $73,200,000 at any time during such Fiscal Year, or (B) if Excess Availability is less than the greater of such amounts during such Fiscal Year, not more than three (3) commercial finance examinations in such Fiscal Year at the expense of Borrowers. Notwithstanding the foregoing, the Agent may cause additional commercial finance examinations to be undertaken (i) as it in its Permitted Discretion deems necessary or appropriate, at its own expense or, (ii) if required by Law or if a Default or Event of Default shall have occurred and be continuing, at the expense of the Loan Parties and without advance notice. (c) Upon the request of the Agent after reasonable prior notice, permit the Agent or professionals (including appraisers) retained by the Agent to conduct appraisals of the Collateral (other than of Eligible Real Estate which is addressed in clause (d) immediately below), including, without limitation, the assets included in the Borrowing Base. The Loan Parties shall pay the fees and expenses of the Agent and such professionals with respect to such appraisals, provided, that, the Agent shall conduct, or cause to be conducted, one (1) inventory appraisal each Fiscal Year at the expense of Borrowers, and may conduct, or cause to be conducted, (A) not more than two (2) inventory appraisals each Fiscal Year at the expense of Borrowers so long as Excess Availability is not less than the greater of twenty-five percent (25.0%) of the Loan Cap or $73,200,000 at any time during such Fiscal Year, or (B) if Excess Availability is less than the greater of such amounts during such Fiscal Year, not more than three (3) inventory appraisals in such Fiscal Year at the expense of Borrowers. Notwithstanding the foregoing, the Agent may cause additional appraisals to be undertaken (i) as it in its discretion deems necessary or appropriate, at its own expense or,

-118- 6807015.9 (ii) if required by Law or if a Default or Event of Default shall have occurred and be continuing, at the expense of the Loan Parties and without advance notice. (d) Upon the request of the Agent after reasonable prior notice, permit the Agent or professionals (including appraisers) retained by the Agent to conduct appraisals of the Eligible Real Estate. The Loan Parties shall pay the fees and expenses of the Agent and such professionals with respect to such appraisals, provided, that, the Agent shall conduct, or cause to be conducted, one (1) such appraisal each Fiscal Year at the expense of Borrowers, and may conduct, or cause to be conducted, (A) not more than two (2) such appraisals each Fiscal Year at the expense of Borrowers so long asif Excess Availability is not less than the greater of twenty-five percent (25.0%) of the Loan Cap or $73,200,000 at any time during such Fiscal Year, or (B) if Excess Availability is less than the greater of such amounts during such Fiscal Year, not more than three (3) such appraisals in such Fiscal Year at the expense of Borrowers. Notwithstanding the foregoing, the Agent may cause additional appraisals to be undertaken (i) as it in its discretion deems necessary or appropriate, at its own expense or, (ii) if required by Law or if a Default or Event of Default shall have occurred and be continuing, at the expense of the Loan Parties and without advance notice. (e) Nothing in this Section 6.10 shall require any Borrower or any of its Subsidiaries to provide, or permit the inspection of, any documents or information (i) in respect of which disclosure to the Agent or any Lender (or their respective representatives) is prohibited by any applicable Law or a bona fide contractual obligation binding on such Borrower or any of its Subsidiaries, or (ii) that is subject to attorney-client privilege or constitutes attorney work product. Section 6.11 Use of Proceeds. Use the proceeds of the Credit Extensions (a) on the Closing Date, (i) to repay, in full, the outstanding principal, accrued interest, and accrued fees and expenses owing under or in connection with the Existing Credit Agreement, and (ii) to pay the fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, (i) to finance the acquisition of working capital assets of the Borrowers, including the purchase of inventory and equipment, in each case in the ordinary course of business, (ii) to finance Capital Expenditures of the Borrowers, and (iii) for general corporate purposes of the Loan Parties, in each case to the extent expressly permitted under applicable Law and the Loan Documents (including in connection with Permitted Investments); provided, that, (A) no part of the proceeds of the Credit Extensions will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors, (B) no part of the proceeds of any Credit Extension will be used, directly or to Borrowers’ knowledge, indirectly, to make any payments to a Sanctioned Entity or a Sanctioned Person, to fund any investments, loans or contributions in, or otherwise make such proceeds available to, a Sanctioned Entity or a Sanctioned Person, to fund any operations, activities or business of a Sanctioned Entity or a Sanctioned Person, or in any other manner that would result in a violation of Sanctions by any Person, and (C) that no part of the proceeds of any Credit Extension will be used, directly or to Borrowers’ knowledge, indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws. Section 6.12 Additional Loan Parties. Notify the Agent at the time that any Person becomes a Subsidiary (other than an Immaterial Subsidiary), and in each case promptly thereafter (and in any event within fifteen (15) days), cause any such Person (a) which is not a CFC, to (i) become a Loan Party by executing and delivering to the Agent a Joinder to this Agreement or a Joinder to the Facility Guaranty or such other documents as the Agent shall deem appropriate for such purpose, (ii) grant a Lien to the Agent on such Person’s assets of the same type that constitute Collateral to secure the Obligations, and (iii deliver to the Agent documents of the types referred to in clauses (iii) and (iv) of Section 4.01(a) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding

-119- 6807015.9 effect and enforceability of the documentation referred to in clause (a)), and (b) if any Equity Interests or Indebtedness of such Person are owned by or on behalf of any Loan Party, to pledge such Equity Interests and promissory notes evidencing such Indebtedness (except that, if such Subsidiary is a CFC that is not joined as a Loan Party, the Equity Interests of such Subsidiary to be pledged may be limited to sixty-five percent (65%) of the outstanding voting Equity Interests of such Subsidiary and one hundred percent (100%) of the non-voting Equity Interests of such Subsidiary and such time period may be extended based on local law or practice), in each case in form, content and scope reasonably satisfactory to the Agent. In no event shall compliance with this Section 6.12 waive or be deemed a waiver or consent to any transaction giving rise to the need to comply with this Section 6.12 if such transaction was not otherwise expressly permitted by this Agreement or constitute or be deemed to constitute, with respect to any Subsidiary, an approval of such Person as a Borrower or permit the inclusion of any acquired assets in the computation of the Borrowing Base. Section 6.13 Cash Management. (a) On or prior to the Closing Date, deliver to the Agent copies of notifications (each, a “Credit Card Notification”) substantially in the form attached hereto as Exhibit G which have been executed on behalf of such Loan Party and delivered to such Loan Party’s Credit Card Issuers and Credit Card Processors listed on Schedule 5.21(b) (with evidence of such delivery received by Agent). (b) Within ninety (90) days after the Closing Date (or such later date as Agent may agree), enter into a Blocked Account Agreement satisfactory in form and substance to the Agent with each Blocked Account Bank (collectively, the “Blocked Accounts”). (c) Whether or not a Cash Dominion Event has occurred and is continuing, the Loan Parties shall (i) ACH or wire transfer, with such frequency as is consistent with their respective business practices in effect on the Closing Date or as otherwise agreed to by the Agent (and whether or not there are then any outstanding Obligations) to a Blocked Account or the Concentration Account, all amounts on deposit and available in each DDA (net of any minimum balance as may be required to be kept in such DDA by the depository institution at which such DDA is maintained provided, that, during a Cash Dominion Event, such minimum balance shall not exceed the greater of $10,000 individually or the minimum balance required by any applicable Blocked Account Bank, but in any event not more than $500,000 in the aggregate), (ii) cause (A) all cash receipts, all collections of Accounts and all other proceeds of the sales of Inventory and other Collateral, including, without limitation, all Net Proceeds, and all other cash payments received by a Loan Party from any Person or from any source or on account of any sale or other transaction or event to be deposited into a Blocked Account, and (iii) cause all funds in each Blocked Account and payments due from all Credit Card Issuers and Credit Card Processors to be forwarded with such frequency as is consistent with their respective business practices in effect on the Closing Date (which Borrowers acknowledge is on a daily basis on each Business Day) or as otherwise agreed to by the Agent, to a deposit account maintained by Borrowers at Bank of America (the “Sub-Concentration Account”), and in the case of the Sub-Concentration Account transferred to the deposit account at Wells Fargo established to receive funds from the Sub-Concentration Account ( the “Master Concentration Account”, and together with the Sub-Concentration Account, the “Concentration Accounts”) which is subject to a Blocked Account Agreement. (d) At any time that a Cash Dominion Event exists, after delivery of a notice thereof from the Agent (at Agent’s option or at the request of the Required Lenders) to the applicable Blocked Account Bank), the Blocked Account Bank shall ACH or wire transfer no less frequently than once each Business Day all funds in such Master Concentration Account and any other Blocked Account to the Agent Payment Account.

-120- 6807015.9 (e) Each Blocked Account Agreement with respect to a DDA (other than the Concentration Accounts) shall require all amounts to be transferred to either the Sub-Concentration Account or the Master Concentration Account (and in the case of the Sub-Concentration Account to the Master Concentration Account) and each Blocked Account Agreement with respect to a Concentration Account shall require that upon notice from Agent which notice shall be delivered only after the occurrence and during the continuance of a Cash Dominion Event the ACH or wire transfer no less frequently than daily (and whether or not there are then any outstanding Obligations) to the Agent Payment Account of all cash receipts and collections received by each Loan Party from all sources, including, without limitation, the following: (i) all available cash receipts from the sale of Inventory and other assets (whether or not constituting Collateral); (ii) all proceeds of collections of Accounts; (iii) all Net Proceeds, and all other cash payments received by a Loan Party from any Person or from any source or on account of any Disposition or other transaction or event, including the issuance of any Indebtedness or Equity Interests; (iv) the then contents of each DDA (net of any minimum balance, not to exceed $2,500.00, as may be required to be kept in the subject DDA by the depository institution at which such DDA is maintained); (v) the then entire ledger balance of each Blocked Account (net of any minimum balance, not to exceed $2,500.00, as may be required to be kept in the subject Blocked Account by the Blocked Account Bank); and (vi) the proceeds of all credit card charges. (f) The Concentration Accounts shall at all times be under the sole dominion and control of the Agent. The Loan Parties hereby acknowledge and agree that (i) the Loan Parties have no right of withdrawal from the Concentration Accounts, (ii) the funds on deposit in the Concentration Accounts shall at all times be collateral security for all of the Obligations and (iii) the funds on deposit in the Concentration Accounts shall be applied to the Obligations as provided in this Agreement. In the event that, notwithstanding the provisions of this Section 6.13, any Loan Party receives or otherwise has dominion and control of any such cash receipts or collections, such receipts and collections shall be held in trust by such Loan Party for the Agent, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Loan Party and shall, not later than the Business Day after receipt thereof, be deposited into the Master Concentration Account or dealt with in such other fashion as such Loan Party may be instructed by the Agent. (g) Upon the request of the Agent, the Loan Parties shall cause bank statements and/or other reports to be delivered to the Agent not less often than monthly, accurately setting forth all amounts deposited in each Blocked Account to ensure the proper transfer of funds as set forth above. (h) So long as no Cash Dominion Event has occurred and is continuing, Loan Parties may add or replace a DDA or Blocked Account Bank provided, that, no later than thirty (30) days after the time of the opening of such DDA, the applicable Loan Party and such applicable Blocked Account Bank shall have executed and delivered to Agent a Blocked Account Agreement (including any acknowledgement and agreement of the Blocked Account Bank or securities intermediary with respect thereto). Notwithstanding the foregoing, Borrowers may not establish a new Concentration Account after the date hereof, without

-121- 6807015.9 prior notice to Agent and delivery of a Blocked Account Agreement, contemporaneously with the opening of such Concentration Account. (i) So long as no Cash Dominion Event has occurred and is continuing, Loan Parties may add or replace Credit Card Processors and Credit Card Issuers and shall upon such addition or replacement provide to Agent no later than fifteen (15) days after the time of entering into such new arrangements, applicable Credit Card Notifications. Section 6.14 Information Regarding the Collateral. (a) Furnish to the Agent at least ten (10) days prior written notice (or such shorter period as the Agent may agree) of any change in: (i) any Loan Party’s name in its Organization Documents; (ii) the location of any Loan Party’s chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility); (iii) any Loan Party’s organizational structure or jurisdiction of incorporation or formation; or (iv) any Loan Party’s Federal Taxpayer Identification Number or organizational identification number assigned to it by its state of organization. The Loan Parties agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral for its own benefit and the benefit of the other Credit Parties. (b) Should any of the information on any of the Schedules hereto become inaccurate or misleading in any material respect as a result of changes after the Closing Date, the Lead Borrower shall advise the Agent in writing of such revisions or updates as may be necessary or appropriate to update or correct the same. From time to time as may be reasonably requested by the Agent, the Lead Borrower shall supplement each Schedule hereto, or any representation herein or in any other Loan Document, with respect to any matter arising after the Closing Date that, if existing or occurring on the Closing Date, would have been required to be set forth or described in such Schedule or as an exception to such representation or that is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby (and, in the case of any supplements to any Schedule, such Schedule shall be appropriately marked to show the changes made therein). Notwithstanding the foregoing, no supplement or revision to any Schedule or representation shall be deemed the Credit Parties’ consent to the matters reflected in such updated Schedules or revised representations nor permit the Loan Parties to undertake any actions otherwise prohibited hereunder or fail to undertake any action required hereunder from the restrictions and requirements in existence prior to the delivery of such updated Schedules or such revision of a representation; nor shall any such supplement or revision to any Schedule or representation be deemed the Credit Parties’ waiver of any Default or Event of Default resulting from the matters disclosed therein. Section 6.15 Physical Inventories. (a) Cause not less than one (1) physical inventory at retail stores to be undertaken, at the expense of the Loan Parties, in each Fiscal Year and periodic cycle counts at distribution centers, in each case, consistent with past practices, conducted by a nationally recognized inventory counting service and following such methodology as is consistent with the methodology used in the immediately preceding inventory or as otherwise may be satisfactory to the Agent. The Agent, at the expense of the Loan Parties, may participate in and/or observe each scheduled physical count of Inventory which is undertaken on behalf of any Loan Party. The Lead Borrower, within sixty (60) days following the completion of such inventory, shall provide the Agent with a reconciliation of the results of such inventory (as well as of any other physical inventory or cycle counts undertaken by a Loan Party) and shall post such results to the Loan Parties’ stock ledgers and general ledgers, as applicable.

-122- 6807015.9 (b) Permit the Agent, in its Permitted Discretion, if any Default or Event of Default exists, to cause additional such inventories to be taken as the Agent determines (each, at the expense of the Loan Parties). Section 6.16 Environmental Laws. (a) Conduct its operations and keep and maintain its Real Estate in compliance with all Environmental Laws where the failure to do so, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (b) obtain and renew all environmental permits necessary for its operations and properties; and (c) implement any and all investigation, remediation, removal and response actions that are appropriate or necessary to maintain the value and marketability of the Real Estate or to otherwise comply with Environmental Laws pertaining to the presence, generation, treatment, storage, use, disposal, transportation or release of any Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate, provided, that, neither a Loan Party nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and adequate reserves have been set aside and are being maintained by the Loan Parties with respect to such circumstances in accordance with GAAP. Section 6.17 Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable Law, or which the Agent may request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. (b) If any material assets (which are of the type constituting Collateral and subject to the limits on perfection requirements contained in the Security Documents) are acquired by any Loan Party after the Closing Date (other than assets constituting Collateral under the Security Documents that become subject to the perfected first-priority Lien under the Security Documents upon acquisition thereof), notify the Agent thereof, and after the acquisition thereof, the Loan Parties will cause such assets to be subjected to a Lien securing the Obligations and will take such actions as shall be necessary or shall be requested by the Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section 6.17, all at the expense of the Loan Parties. In no event shall compliance with this Section 6.17(b) waive or be deemed a waiver or consent to any transaction giving rise to the need to comply with this Section 6.17(b) if such transaction was not otherwise expressly permitted by this Agreement or constitute or be deemed to constitute consent to the inclusion of any acquired assets in the computation of the Borrowing Base. (c) Upon the request of the Agent, use commercially reasonable efforts to cause each of its customs brokers, freight forwarders, consolidators and/or carriers to deliver an agreement (including, without limitation, a Freight Forwarder Agreement) to the Agent covering such matters and in such form as the Agent may reasonably require. (d) Upon the request of the Agent, use commercially reasonable efforts to cause any of its landlords to deliver a Collateral Access Agreement to the Agent in such form as the Agent may reasonably require. (e) Notwithstanding anything to the contrary contained herein (including Section 6.12 hereof and this Section 6.17) or in any other Loan Document, (i) the Agent shall not accept delivery of any Mortgage from any Loan Party unless each of the Lenders has received forty-five (45) days’ prior written notice thereof and the Agent has received confirmation from each Lender that such Lender has completed

-123- 6807015.9 its flood insurance diligence, has received copies of all flood insurance documentation and has confirmed that flood insurance compliance has been completed as required by the Flood Laws or as otherwise satisfactory to such Lender, and (ii) the Agent shall not accept delivery of any joinder to any Loan Document with respect to any Subsidiary of any Loan Party that is not a Loan Party, if such Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation unless such Subsidiary has delivered to the Agent and the Lenders a Beneficial Ownership Certification in relation to such Subsidiary and the Agent and each Lender has completed its Patriot Act searches, OFAC/PEP searches and customary individual background checks for such Subsidiary, the results of which shall be satisfactory to the Agent and the Lenders. Section 6.18 Compliance with Terms of Leaseholds. Except as otherwise expressly permitted hereunder, (a) make all payments and otherwise perform all obligations in respect of all Leases to which any Loan Party or any of its Subsidiaries is a party, keep such Leases in full force and effect, (b) not allow such Leases to lapse or be terminated or any rights to renew such Leases to be forfeited or cancelled, (c) notify the Agent of any default by any party with respect to such Leases and cooperate with the Agent in all respects to cure any such default, and (d) cause each of its Subsidiaries to do the foregoing, except in each case, where the failure to do so, either individually, or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Section 6.19 Reserved. Section 6.20 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. Each Loan Party will, and will cause each of its Subsidiaries to comply in all material respects with all applicable Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. The Borrowers will not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, (a) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (b) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor, or otherwise). ARTICLE VII NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (other than contingent indemnification obligations for which a claim has not been asserted), no Loan Party shall, nor shall it permit any Subsidiary to, directly or indirectly: Section 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired or sign or file or suffer to exist under the UCC or any similar Law or statute of any jurisdiction a financing statement that names any Loan Party or any Subsidiary thereof as debtor; sign or suffer to exist any security agreement authorizing any Person thereunder to file such financing statement; sell any of its property or assets subject to an understanding or agreement (contingent or otherwise) to repurchase such property or assets with recourse to it or any of its Subsidiaries; or assign or otherwise transfer any accounts or other rights to receive income, other than, as to all of the above, Permitted Encumbrances; provided, that, if at any time a financing statement is filed that names any Loan Party or any Subsidiary thereof as debtor without the knowledge, consent or authorization of any Loan Party or any Subsidiary, such Loan Party shall have a reasonable period of time after obtaining knowledge thereof to obtain its termination.

-124- 6807015.9 Section 7.02 Investments. Make any Investments, except Permitted Investments. Section 7.03 Indebtedness; Disqualified Stock. (a) Create, incur, assume, guarantee, suffer to exist or otherwise become or remain liable with respect to, any Indebtedness, except Permitted Indebtedness; (b) issue Disqualified Stock. Section 7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, (or agree to do any of the foregoing), except that, so long as no Default or Event of Default shall have occurred and be continuing prior to or immediately after giving effect to any action described below or would result therefrom: (a) any Subsidiary which is not a Loan Party may merge with (i) a Loan Party, provided that the Loan Party shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries which are not Loan Parties, provided that when any wholly-owned Subsidiary is merging with another Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving Person; (b) any Subsidiary which is a Loan Party may merge into any Subsidiary which is a Loan Party or into a Borrower, provided, that, in any merger involving a Borrower, such Borrower shall be the continuing or surviving Person; (c) in connection with a Permitted Acquisition, any Subsidiary of a Loan Party may merge with or into or consolidate with any other Person or permit any other Person to merge with or into or consolidate with it; provided, that, (i) the Person surviving such merger shall be a wholly-owned Subsidiary of a Loan Party and such Person shall become a Loan Party in accordance with the provisions of Section 6.12 hereof, and (ii) in the case of any such merger to which any Loan Party is a party, such Loan Party is the surviving Person; (d) any CFC that is not a Loan Party may merge into any CFC that is not a Loan Party; and (e) a Borrower may consummate a Holding Company Reorganization so long as after giving effect thereto, (i) no Default or Event of Default shall exist or shall have occurred and be continuing, (ii) the Holding Company shall have assumed, pursuant to an instrument in form and substance reasonably satisfactory to the Agent, the obligations of such Borrower under this Agreement and the other Loan Documents to which such Borrower is a party, (iii) any holding company created pursuant to such Holding Company Reorganization shall be a corporation organized under the laws of a State in the United States, shall expressly assume all obligations of such Borrower under this Agreement and the other Loan Documents pursuant to supplements hereto and thereto or other documents or instruments, in each case in form and substance reasonably satisfactory to the Agent, and shall take all actions as may be required to preserve the enforceability of the Loan Documents, (iv) any Person into which such Borrower may be merged shall be a corporation organized under the laws of a State in the United States and shall become a Guarantor by complying with the requirements of Section 6.12 of this Agreement or if such Borrower is the surviving corporation in such merger, such Borrower shall become a Guarantor and shall comply with the requirements of Section 6.12 of this Agreement, (v) each Guarantor shall have confirmed that its Guarantee shall apply to the Obligations of any holding company created pursuant to such Holding Company Reorganization, (vi) the Agent shall have received such officers’ certificates and opinions of counsel as it may reasonably request in connection with such transaction and (vii) the revised organizational structure of the Holding Company, such Borrower and the Subsidiaries shall be reasonably satisfactory to Agent.

-125- 6807015.9 Section 7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except Permitted Dispositions. Section 7.06 Restricted Payments. Declare or make, or agree to pay or make, any Restricted Payment, except (a) any Loan Party may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock, (b) any Loan Party may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Loan Party and its Subsidiaries, (c) any Loan Party may make repurchases of Equity Interests deemed to occur (i) upon exercise of stock options, stock appreciation rights or warrants if such Equity Interests represent a portion of the exercise price of such options, stock appreciation rights or warrants or (ii) for purposes of satisfying any required tax withholding obligation upon the exercise or vesting of a grant or award that was granted to an employee or director of such Loan Party, provided, that, the aggregate amount of all such payments under clauses (i) and (ii) shall not exceed $1,000,000, (d) any Loan Party, and each Subsidiary of any Loan Party, may make purchase, redeem or otherwise acquire Equity Interests issued by it pursuant to Chico’s FAS, Inc. stock buyback program as set forth in the Form 10-K of Lead Borrower filed with the SEC for its Fiscal Year ending February 3, 2018 or any future stock buyback program approved by Lead Borrower’s board of directors, so long as, in each case, as of the date of any payment in respect of any such purchase, redemption or other acquisition, and after giving effect thereto, each of the Payment Conditions is satisfied, (e) Lead Borrower may pay dividends in cash so long as, in each case, as of the date of the declaration of such dividends, and after giving effect to such declaration, each of the Payment Conditions is satisfied, provided, that, either (i) such dividends are paid within sixty (60) days after the date of the declaration thereof or (ii) as of the date of the payment of such dividends, and after giving effect thereto, each of the Payment Conditions is satisfied, (f) any Loan Party may make any other Restricted Payment to any other Loan Party, and any Subsidiary that is not a Loan Party may make any Restricted Payment to any Loan Party, and (g) any Loan Party may make any other Restricted Payments, so long as, in each case, as of the date of any such Restricted Payment and after giving effect thereto, each of the Payment Conditions is satisfied. Section 7.07 Prepayments of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Indebtedness, or make any payment in violation of any subordination terms of any Subordinated Indebtedness, except (a) payments in respect of the Obligations, (b) regularly scheduled or mandatory repayments, repurchases, redemptions or defeasances of (i) Permitted Indebtedness (other than Subordinated Indebtedness), and (ii) Subordinated Indebtedness in accordance with the subordination terms thereof or the applicable subordination agreement relating thereto, (c) voluntary prepayments, repurchases, redemptions or defeasances of (i) Permitted Indebtedness (but excluding on account of any Subordinated Indebtedness) as long as, on the date of any

-126- 6807015.9 such prepayment, repurchase, redemption or defeasance, and after giving effect thereto, each of the Payment Conditions is satisfied, and (ii) Subordinated Indebtedness in accordance with the subordination terms thereof or the applicable subordination agreement relating thereto, and as long as on the date of any such prepayment, repurchase, redemption or defeasance, and after giving effect thereto, each of the Payment Conditions is satisfied, and (d) Permitted Refinancings of any such Indebtedness. Section 7.08 Change in Nature of Business (a) In the case of the Parent, engage in any business or activity other than (i) the direct or indirect ownership of all outstanding Equity Interests in the other Loan Parties, (ii) maintaining its corporate existence, (iii) participating in tax, accounting and other administrative activities as the parent of the consolidated group of companies, including the Loan Parties, (iv) the execution and delivery of the Loan Documents to which it is a party and the performance of its obligations thereunder, and (v) activities incidental to the businesses or activities described in clauses (i) through (iv) of this Section 7.08(a). (b) In the case of IPCo, engage in any business or activity other than the ownership and licensing of Intellectual Property and other related intangible assets to Loan Parties and activities incidental to such ownership and licensing. (c) In the case of each of the Loan Parties, engage in any line of business substantially different from the Business conducted by the Loan Parties and their Subsidiaries on the Closing Date or any business substantially related or incidental thereto. Section 7.09 Transactions with Affiliates or Related Parties. Enter into, renew, extend or be a party to any transaction of any kind with any Affiliate or Related Party of any Loan Party, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Loan Parties or such Subsidiary as would be obtainable by the Loan Parties or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, provided, that, the foregoing restriction shall not apply to: (a) a transaction between or among the Loan Parties, (b) a transaction between or among any Subsidiaries of the Loan Parties which are not Loan Parties, (c) transactions described on Schedule 7.09 hereto, (d) advances for commissions, travel and other similar purposes in the ordinary course of business to directors, officers and employees, (e) the issuance of Equity Interests in the Parent to any officer, director, employee or consultant of the Parent or any of its Subsidiaries, (f) the payment of reasonable fees and out-of-pocket costs to directors, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of the Parent or any of its Subsidiaries, and (g) any issuances of securities of the Parent (other than Disqualified Stock and other Equity Interests not permitted hereunder) or other payments, awards or grants in cash, securities or otherwise

-127- 6807015.9 pursuant to, or the funding of, employment agreements, stock options and stock ownership plans (in each case in respect of Equity Interests in the Parent) of the Parent or any of its Subsidiaries. Section 7.10 Sale and Leaseback Transactions. Enter into any Sale and Leaseback Transaction, provided, that, (a) so long as no Default or Event of Default has occurred and is continuing prior to entering into any Sale and Leaseback Transaction or would arise after giving effect (including giving effect on a Pro Forma Basis) thereto, (b) Agent has received a Collateral Access Agreement from the new landlord, (c) such Sale and Leaseback Transaction is subject to a lease at market terms and (d) all net cash proceeds received in connection with such Sale and Leaseback Transaction shall be applied to payment of the Obligations in accordance with Section 2.05(d) hereof, Loan Parties may enter into Sale and Leaseback Transactions in respect of which the net cash proceeds received in connection therewith does not exceed $100,000,000 in the aggregate during any fiscal year of Lead Borrower, determined on a consolidated basis for Parent and its Subsidiaries. Section 7.11 Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments or other distributions to any Loan Party or to otherwise transfer property to or invest in a Loan Party, (ii) of any Subsidiary to Guarantee the Obligations, (iii) of any Subsidiary to make or repay loans to a Loan Party, or (iv) of the Loan Parties or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person in favor of the Agent; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person; Provided, that, this Section 7.11 shall not prohibit (A) any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under clauses (c) or (d) of the definition of Permitted Indebtedness solely to the extent any such restriction relates to the property financed by or the subject of such Indebtedness, (B) provisions in leases of real property that prohibit mortgages or pledges of the lessee’s interest under such lease or restricting subletting or assignment of such lease, (C) any encumbrance or restriction contained in any agreement of a Person acquired in a Permitted Investment, which encumbrance or restriction was in existence at the time of such Permitted Investment (but not created in connection therewith or in contemplation thereof) and which encumbrance or restriction is not applicable to any Person or the properties or assets of any Person, other than the Person or the property and assets of the Person so acquired, (D) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures to the extent such joint ventures are permitted hereunder, (E) prohibitions, restrictions or conditions contained in any agreement of a Person that becomes a Subsidiary of Lead Borrower after the Closing Date which existed prior to the date that such Person became a Subsidiary; provided, that, such prohibitions, restrictions or conditions existed at the time that such Person became a Subsidiary and were not created in contemplation of such Person becoming a Subsidiary and do not apply to any other Subsidiary or any assets other than those of the Subsidiary so acquired, (F) restrictions contained in Indebtedness permitted under clause (s) of the definition of Permitted Indebtedness and other Indebtedness not prohibited hereunder that are, taken as a whole, in each case, nor materially more restrictive than those contained in this Agreement, taken as a whole. Section 7.12 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose; (b) to make any payments to a Sanctioned Entity or a Sanctioned Person, to finance any investments in a Sanctioned Entity

-128- 6807015.9 or a Sanctioned Person, to fund any operations of a Sanctioned Entity or a Sanctioned Person), or in any other manner that would result in a violation of Sanctions by any Person; or (c) for purposes other than those permitted under this Agreement. Section 7.13 Amendment of Material Documents. Amend, modify or waive any of a Loan Party’s rights under (a) its Organization Documents in a manner materially adverse to the Credit Parties, or (b) any Material Indebtedness (other than on account of any refinancing thereof otherwise permitted hereunder), in each case to the extent that such amendment, modification or waiver would result in a Default or Event of Default under any of the Loan Documents, would be materially adverse to the Credit Parties or otherwise would be reasonably likely to have a Material Adverse Effect. Section 7.14 Fiscal Year. Change the Fiscal Year of any Loan Party, or the accounting policies or reporting practices of the Loan Parties, except as required by GAAP. Section 7.15 Deposit Accounts; Credit Card Processors. Open new Blocked Accounts unless the Loan Parties shall have delivered to the Agent appropriate Blocked Account Agreements consistent with the provisions of Section 6.13 and otherwise satisfactory to the Agent. No Loan Party shall maintain any bank accounts or enter into any agreements with Credit Card Issuers or Credit Card Processors other than the ones expressly contemplated herein or in Section 6.13 hereof. Section 7.16 Excess Availability. Permit Excess Availability to be less than the greater of (a) $29,250,00020,000,000 or (b) ten percent (10%) of the Loan Cap. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES Section 8.01 Events of Default. Any of the following shall constitute an Event of Default: (a) Non-Payment. The Borrowers or any other Loan Party fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation, or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) within five (5) days after when and as required to be paid herein, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) within five (5) days after when and as required to be paid herein, any amount payable hereunder or under any other Loan Document, other than amounts subject to clauses (i) or (ii) above; or (b) Specific Covenants. (i) Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, Section 6.02, Section 6.03, Section 6.05, Section 6.07, Section 6.10, Section 6.11, Section 6.12, Section 6.13 or Section 6.14 or Article VII; or (ii) any Guarantor fails to perform or observe any term, covenant or agreement contained in the Facility Guaranty; or (iii) any of the Loan Parties fails to perform or observe any term, covenant or agreement contained in Sections 4.2, 4.3, 4.4, 4.7, 4.8, 4.10, 5.1, 5.2, 7.2, 7.4, and 7.5 of the Security Agreement to which it is a party; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after the earlier of (i) the date on which such failure shall first become known to any officer of any Borrower or (ii) the date on which written notice thereof is given to Borrowers by Agent; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Borrower or any other Loan Party herein, in any other

-129- 6807015.9 Loan Document, or in any document delivered in connection herewith or therewith (including, without limitation, any Borrowing Base Certificate), or in completing any request for a Borrowing via the Portal, shall be incorrect or misleading in any material respect when made or deemed made; or (e) Cross-Default. (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such payment is not made within any applicable grace period in respect of any Material Indebtedness (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement), or (B) fails to observe or perform any other agreement or condition relating to any such Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Material Indebtedness or the beneficiary or beneficiaries of any Guarantee thereof (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Loan Party or such Subsidiary as a result thereof is greater than $1,000,000; or (f) Insolvency Proceedings, Etc. Any Loan Party or any of its Subsidiaries (other than any Immaterial Subsidiary) institutes, consents to the institution of or declares its intention to institute any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or a proceeding shall be commenced or a petition filed, without the application or consent of such Person, seeking or requesting the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed and the appointment continues undischarged, undismissed or unstayed for sixty (60) calendar days or an order or decree approving or ordering any of the foregoing shall be entered; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Subsidiary thereof (other than any Immaterial Subsidiary) becomes unable or admits in writing its inability or fails generally to pay its debts as they become due in the ordinary course of business, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person; or (h) Judgments. There is entered against any Loan Party or any Subsidiary thereof (i) one or more judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding $10,000,000 and such judgment or order shall not have been satisfied, vacated, discharged, stayed or bonded for a period of thirty (30) consecutive days (to the extent not covered by independent third-party insurance as to which the insurer is rated at least “A” by A.M. Best Company, has been notified of the potential claim and does not dispute coverage), or at any time enforcement proceedings are commenced by any creditor upon such judgment or order or (ii) any one or more non-monetary judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material

-130- 6807015.9 Adverse Effect and (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) such judgment or order, by reason of a pending appeal or otherwise, shall not have been satisfied, vacated, discharged, stayed or bonded for a period of thirty (30) consecutive days; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount which would reasonably likely result in a Material Adverse Effect, or (ii) a Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which would reasonably likely result in a Material Adverse Effect; or (j) Invalidity of Loan Documents. (i) Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party, any Subsidiary thereof or any Governmental Authority contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document or seeks to avoid, limit or otherwise adversely affect any Lien purported to be created under any Security Document; or (ii) any Lien purported to be created under any Security Document shall cease to be (other than solely as a result of an act or failure to act by the Agent or any other Credit Party), or shall be asserted by any Loan Party, any Subsidiary thereof or any Governmental Authority not to be, a valid and perfected Lien on any Collateral (other than an immaterial portion of the Collateral which is of a type not used in the calculation of the Borrowing Base), with the priority required by the applicable Security Document except to the extent resulting from the failure of the Agent to file UCC continuation statements or to maintain “control” (as such term is defined in the UCC), as applicable; or (k) Change of Control. There occurs any Change of Control; or (l) Cessation of Business. Except as otherwise expressly permitted hereunder, any Loan Party shall take any action, or shall make a determination, whether or not yet formally approved by any Loan Party’s management or board of directors, to (i) suspend the operation of all or a material portion of its business in the ordinary course, (ii) suspend the payment of any material obligations in the ordinary course, (iii) solicit proposals for the liquidation of, or undertake to liquidate, all or a material portion of its assets or Store locations, or (iv) solicit proposals for the employment of, or employ, an agent or other third party to conduct a program of closings, liquidations, or “Going-Out-Of-Business” sales of any material portion of its business; provided, that no Default or Event of Default shall be deemed to have occurred with respect to the foregoing clauses (i), (ii), (iii) or (iv) to the extent conducted in connection with any Store closings identified as pursuant to the “fleet optimization plan” disclosed to the Agent and consistent in all material respects with such publicly available information with respect thereto set forth in the Form 10-K of Lead Borrower filed with the SEC for its 2018 Fiscal Year; or (m) Loss of Collateral. There occurs any uninsured loss to any material portion of the Collateral; or (n) Reserved. (o) Indictment. The indictment or institution of any legal process or proceeding against, any Loan Party or any Subsidiary thereof, under any federal, state, municipal, and other criminal statute, rule, regulation, order, or other requirement having the force of law for a felony and such indictment remains undismissed for a period of ninety (90) days, except if Agent determines that there is any reasonable risk of

-131- 6807015.9 material liability to Agent or any Lender in continuing to make Loans or provided Letters of Credit to Borrowers as a result of such indictment or legal process; (p) Guaranty. The termination or attempted termination of any Facility Guaranty except as expressly permitted hereunder or under any other Loan Document; (q) Subordination. (i) The subordination provisions of the documents evidencing or governing any Subordinated Indebtedness, or provisions of any intercreditor agreement entered into by Agent after the date hereof in each case in respect of Material Indebtedness, any such provisions being referred to as the “Intercreditor Provisions”, shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Indebtedness; or (ii) any Borrower or any other Loan Party shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceability of any of the Intercreditor Provisions applicable to Material Indebtedness or that the Obligations or the Liens securing the same for any reason shall not have the priority contemplated by this Agreement, the other Loan Documents or such Intercreditor Provisions, (B) that the Intercreditor Provisions exist for the benefit of the Credit Parties, or (C) in the case of Subordinated Indebtedness, that all payments of principal of or premium and interest on the applicable Subordinated Indebtedness, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Intercreditor Provisions. Section 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Agent may, or, at the request of the Required Lenders shall, take any or all of the following actions: (a) declare the Commitments of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such Commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other Obligations (other than Obligations under any Swap Contract) to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Loan Parties; (c) require that the Loan Parties Cash Collateralize the L/C Obligations; and (d) whether or not the maturity of the Obligations shall have been accelerated pursuant hereto, proceed to protect, enforce and exercise all rights and remedies of the Credit Parties under this Agreement, any of the other Loan Documents or applicable Law, including, but not limited to, by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Credit Parties; provided, however, that upon the occurrence of any Event of Default with respect to any Loan Party or any Subsidiary thereof under Section 8.01(f), the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Loan Parties to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Agent or any Lender.

-132- 6807015.9 No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of Law. Each of the Lenders agrees that it shall not, unless specifically requested to do so in writing by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Loan Document against any Loan Party or to foreclose any Lien on, or otherwise enforce any security interest in, or other rights to, any of the Collateral. Section 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Agent in the following order: First, to payment of that portion of the Obligations (excluding the Other Liabilities) constituting fees, indemnities, Credit Party Expenses and other amounts (including fees, charges and disbursements of counsel to the Agent and amounts payable under Article III) payable to the Agent; Second, to payment of that portion of the Obligations (excluding the Other Liabilities) constituting indemnities, Credit Party Expenses, and other amounts (other than principal, interest and fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer and amounts payable under Article III), ratably among them based on each Lender’s Applicable Percentage; Third, to the extent not previously reimbursed by the ABL Lenders, to payment to the Agent of that portion of the Obligations constituting principal and accrued and unpaid interest on any Permitted Overadvances; Fourth, to the extent that Swing Line Loans have not been refinanced by an ABL Loan, payment to the Swing Line Lender of that portion of the Obligations constituting accrued and unpaid interest on the Swing Line Loans; Fifth, to payment of that portion of the Obligations constituting accrued and unpaid interest on the ABL Loans and other Obligations (other than Other Liabilities and the FILO Loans), and fees (including Letter of Credit Fees), ratably among the ABL Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Fifth payable to them; Sixth, to the extent that Swing Line Loans have not been refinanced by an ABL Loan, to payment to the Swing Line Lender of that portion of the Obligations constituting unpaid principal of the Swing Line Loans; Seventh, to payment of that portion of the Obligations constituting unpaid principal of the ABL Loans, ratably among the ABL Lenders in proportion to the respective amounts described in this clause Seventh held by them; Eighth, to the Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; Ninth, to payment of all Other Liabilities, up to the amount of the most recently established Bank Product Reserve or Cash Management Reserve, as applicable, in respect of such Other Liabilities to (i) the Bank Product Providers based upon amounts then certified by each applicable Bank Product Provider to

-133- 6807015.9 Agent (in form and substance satisfactory to Agent) to be due and payable to such Bank Product Provider on account of such Other Liabilities (but not in excess of the Bank Product Reserve or Cash Management Reserve established for the applicable Other Liabilities owing to such Bank Product Provider), and (ii) with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Bank Product Providers, as cash collateral (which cash collateral may be released by Agent to the applicable Bank Product Provider and applied by such Bank Product Provider to the payment or reimbursement of any amounts due and payable with respect to Other Liabilities owed to the applicable Bank Product Provider as and when such amounts first become due and payable and, if and at such time as all such Other Liabilities are paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such Other Liabilities shall be reapplied pursuant to this Section 8.03 beginning with clause First above Tenth, to payment of that portion of the Obligations constituting accrued and unpaid interest on the FILO Loans, ratably among the FILO Lenders in proportion to the respective amounts described in this clause Tenth payable to them; Eleventh, to payment of that portion of the Obligations constituting unpaid principal of the FILO Loans, ratably among the FILO Lenders in proportion to the respective amounts described in this clause Eleventh held by them; Twelfth, to payment of all other Obligations (including without limitation the cash collateralization of unliquidated indemnification obligations and subject to the limitation provided herein) but excluding Other Liabilities, ratably among the Credit Parties in proportion to the respective amounts described in this clause Twelfth held by them; Thirteenth, to payment of Other Liabilities in respect of Cash Management Services (not paid pursuant to clause Ninth above), ratably among the Credit Parties in proportion to the respective amounts described in this clause Thirteenth held by them; Fourteenth, to payment of Other Liabilities consisting of Bank Product Obligations (not paid pursuant to clause Ninth above) ratably among the Credit Parties in proportion to the respective amounts described in this clause Fourteenth held by them; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Loan Parties or as otherwise required by Law. Subject to Section 2.03(g), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Eighth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. ARTICLE IX THE AGENT Section 9.01 Appointment and Authority. Each of the Lenders, L/C Issuers and the Swing Line Lender hereby irrevocably appoints Wells Fargo to act on its behalf as the Agent hereunder and under the other Loan Documents (other than the Swap Contracts) and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof (including, without limitation, acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations), together with such actions and powers as are

-134- 6807015.9 reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Agent, the Lenders and the L/C Issuer, and no Loan Party or any Subsidiary thereof shall have rights as a third party beneficiary of any of such provisions (except to the extent of the right of Lead Borrower to consent to a replacement Agent as set forth in Section 9.06 and the right of Loan Parties to receive evidence of releases as set forth in Section 9.10). Section 9.02 Rights as a Lender. The Person serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though they were not the Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Loan Parties or any Subsidiary or other Affiliate thereof as if such Person were not the hereunder and without any duty to account therefor to the Lenders. Section 9.03 Exculpatory Provisions. The Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Loan Parties or any of its Affiliates that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity. The Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 10.01 and Section 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a final and non-appealable judgment of a court of competent jurisdiction. The Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Agent by the Loan Parties, a Lender or the L/C Issuer. Upon the occurrence of a Default or Event of Default, the Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Applicable Lenders. Unless and until the Agent shall have received such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as it shall deem advisable in the best interest of the Credit Parties. In no event shall the Agent be required to comply with any such directions to the extent that the Agent believes that its compliance with such directions would be unlawful.

-135- 6807015.9 The Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent. Section 9.04 Reliance by Agent. The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including, but not limited to, any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Agent shall have received written notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Agent may consult with legal counsel (who may be counsel for any Loan Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Section 9.05 Delegation of Duties. The Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Agent. Section 9.06 Resignation of Agent. (a) The Agent may at any time give written notice of its resignation to the Lenders and the Lead Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall appoint a successor from among the Lenders, with the approval of the Lead Borrower, which approval shall not be unreasonably withheld or delayed, provided, that, no such approval shall be required at any time a Default or Event of Default exists or has occurred and is continuing. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of the Lenders and the L/C Issuer, appoint a successor Agent that is a bank with an office in the United States or an Affiliate of such bank with an office in the United States, provided, that such Affiliate is a “U.S. person” and a “financial institution “ within the meaning of Treasury Regulations Section 1.1441-7, provided, that, if the Agent shall notify the Lead Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (ii) all payments, communications and

-136- 6807015.9 determinations provided to be made by, to or through the Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Lead Borrower and such successor. After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Agent hereunder. (b) Any resignation by Wells Fargo as Agent pursuant to this Section shall also constitute its resignation as Swing Line Lender and the resignation of Wells Fargo as L/C Issuer. Upon the acceptance of a successor’s appointment as Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit. Section 9.07 Non-Reliance on Agent and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Except as provided in Section 9.12, the Agent shall not have any duty or responsibility to provide any Credit Party with any other credit or other information concerning the affairs, financial condition or business of any Loan Party that may come into the possession of the Agent. Section 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunners or Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity as the Agent, a Lender or the L/C Issuer hereunder. Section 9.09 Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Loan Parties) shall be entitled and empowered, by intervention in such proceeding or otherwise (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer, the Agent and the other Credit Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer, the Agent, such Credit Parties and

-137- 6807015.9 their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer the Agent and such Credit Parties under Sections 2.03(i) and 2.03(j) as applicable, 2.09 and 10.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Agent and, if the Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agent and its agents and counsel, and any other amounts due the Agent under Section 2.09 and Section 10.04. Nothing contained herein shall be deemed to authorize the Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the L/C Issuer or to authorize the Agent to vote in respect of the claim of any Lender or the L/C Issuer in any such proceeding. Section 9.10 Collateral and Guaranty Matters. The Credit Parties irrevocably authorize the Agent, at its option and in its Permitted Discretion, (a) to release any Lien on any property granted to or held by the Agent under any Loan Document (i) upon payment in full of all Obligations and the expiration, termination or Cash Collateralization of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing by the Applicable Lenders in accordance with Section 10.01; (b) to subordinate any Lien on any property granted to or held by the Agent under any Loan Document to the holder of any Lien on such property that is permitted by clause (h) of the definition of Permitted Encumbrances; and (c) to release any Guarantor from its obligations under the Facility Guaranty (and its obligations under any other Loan Document to which such Guarantor is a party) if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder. Upon request by the Agent at any time, the Applicable Lenders will confirm in writing the Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Facility Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Agent will, at the Loan Parties’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Facility Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10.

-138- 6807015.9 Section 9.11 Notice of Transfer. The Agent may deem and treat a Lender party to this Agreement as the owner of such Lender’s portion of the Obligations for all purposes, unless and until, and except to the extent, an Assignment and Acceptance shall have become effective as set forth in Section 10.06. Section 9.12 Reports and Financial Statements. By signing this Agreement, each Lender: (a) agrees to furnish the Agent with a summary of all Other Liabilities due or to become due to such Lender. In connection with any distributions to be made hereunder, the Agent shall be entitled to assume that no amounts are due to any Lender on account of Other Liabilities unless the Agent has received written notice thereof from such Lender; (b) is deemed to have requested that the Agent furnish such Lender, promptly after they become available, copies of all Borrowing Base Certificates and financial statements required to be delivered by the Lead Borrower hereunder and all commercial finance examinations and appraisals of the Collateral received by the Agent (collectively, the “Reports”); (c) expressly agrees and acknowledges that the Agent makes no representation or warranty as to the accuracy of the Reports, and shall not be liable for any information contained in any Report; (d) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel; (e) agrees to keep all Reports confidential in accordance with the provisions of Section 10.07 hereof; and (f) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Credit Extensions that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (ii) to pay and protect, and indemnify, defend, and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including attorney costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. Section 9.13 Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Liens for the benefit of the Agent and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable Law of the United States can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent’s request therefor shall deliver such Collateral to the Agent or otherwise deal with such Collateral in accordance with the Agent’s instructions. Section 9.14 Indemnification of Agent. Without limiting the obligations of the Loan Parties hereunder, the Lenders hereby agree to indemnify the Agent, the L/C Issuer and any Related Party, as the case may be, ratably according to their Applicable Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any

-139- 6807015.9 kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent, the L/C Issuer and their Related Parties in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted to be taken by the Agent, the L/C Issuer and their Related Parties in connection therewith, to the extent not reimbursed by the Loan Parties for any reason and without limiting the obligations of the Loan Parties to do so; provided, that, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent’s, the L/C Issuer’s and their Related Parties’ gross negligence or willful misconduct as determined by a final and nonappealable judgment of a court of competent jurisdiction. Section 9.15 Relation among Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender. Section 9.16 Defaulting Lenders. (a) Notwithstanding the provisions of Section 2.14 hereof, the Agent shall not be obligated to transfer to a Defaulting Lender any payments made by the Borrowers to the Agent for the Defaulting Lender’s benefit or any proceeds of Collateral that would otherwise be remitted hereunder to the Defaulting Lender, and, in the absence of such transfer to the Defaulting Lender, the Agent shall transfer any such payments (i) first, to the Swing Line Lender to the extent of any Swing Line Loans that were made by the Swing Line Lender and that were required to be, but were not, paid by the Defaulting Lender, (ii) second, to the L/C Issuer, to the extent of the portion of a Letter of Credit Disbursement that was required to be, but was not, paid by the Defaulting Lender, (iii) third, to each Non-Defaulting Lender ratably in accordance with their Commitments (but, in each case, only to the extent that such Defaulting Lender’s portion of a Loan (or other funding obligation) was funded by such other Non-Defaulting Lender), (iv) to the Cash Collateral Account, the proceeds of which shall be retained by the Agent and may be made available to be re-advanced to or for the benefit of the Borrowers (upon the request of the Lead Borrower and subject to the conditions set forth in Section 4.02) as if such Defaulting Lender had made its portion of the Loans (or other funding obligations) hereunder, and (v) from and after the date on which all other Obligations have been paid in full, to such Defaulting Lender. Subject to the foregoing, the Agent may hold and, in its Permitted Discretion, re-lend to the Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by the Agent for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents (including the calculation of Applicable Percentages in connection therewith) and for the purpose of calculating the fee payable under Section 2.09(a), such Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Commitment shall be deemed to be zero; provided, that the foregoing shall not apply to any of the matters governed by Section 10.01(a) through (c). The provisions of this Section 9.16 shall remain effective with respect to such Defaulting Lender until the earlier of (y) the date on which all of the Non-Defaulting Lenders, the Agent, the L/C Issuer, and the Borrowers shall have waived, in writing, the application of this Section 9.16 to such Defaulting Lender, or (z) the date on which such Defaulting Lender pays to the Agent all amounts owing by such Defaulting Lender in respect of the amounts that it was obligated to fund hereunder, and, if requested by the Agent, provides adequate assurance of its ability to perform its future obligations hereunder (on which earlier date, so long as no Event of Default has occurred and is continuing, any remaining cash collateral held by the Agent pursuant to Section 9.16(b) shall be released to the Borrowers). The operation of this Section 9.16 shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to the Agent, the L/C Issuer, the Swing Line Lender, or to the Lenders other than such Defaulting Lender. Any failure by a Defaulting Lender to fund amounts that it was obligated to fund hereunder shall constitute a material breach by such Defaulting Lender of this Agreement

-140- 6807015.9 and shall entitle the Borrowers, at their option, upon written notice to the Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be reasonably acceptable to the Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Assumption in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being paid its share of the outstanding Obligations (other than any Other Liabilities, but including (1) all interest, fees (except any Commitment Fees or Letter of Credit Fees not due to such Defaulting Lender in accordance with the terms of this Agreement), and other amounts that may be due and payable in respect thereof, and (2) an assumption of its Applicable ABL Percentage of its participation in the Letters of Credit); provided, that, any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Credit Parties’ or the Loan Parties’ rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund. In the event of a direct conflict between the priority provisions of this Section 9.16 and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 9.16 shall control and govern. (b) If any Swing Line Loan or Letter of Credit is outstanding at the time that a Lender becomes a Defaulting Lender then: (i) such Defaulting Lender’s participation interest in any Swing Line Loan or Letter of Credit shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable ABL Percentages but only to the extent (x) the Outstanding Amount sum of all Non-Defaulting Lenders’ Credit Extensions after giving effect to such reallocation does not exceed the total of all Non-Defaulting Lenders’ Commitments and (y) the conditions set forth in Section 4.02 are satisfied at such time; (ii) if the reallocation described in clause (b)(i) above cannot, or can only partially, be effected, the Borrowers shall within one (1) Business Day following notice by the Agent (x) first, prepay such Defaulting Lender’s participation in any outstanding Swing Line Loans (after giving effect to any partial reallocation pursuant to clause (b)(i) above) and (y) second, cash collateralize such Defaulting Lender’s participation in Letters of Credit (after giving effect to any partial reallocation pursuant to clause (b)(i) above), pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Agent, for so long as such L/C Obligations are outstanding; provided, that the Borrowers shall not be obligated to cash collateralize any Defaulting Lender’s participations in Letters of Credit if such Defaulting Lender is also the L/C Issuer; (iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s participation in Letters of Credit Exposure pursuant to this Section 9.16(b), the Borrowers shall not be required to pay any Letter of Credit Fees to the Agent for the account of such Defaulting Lender pursuant to Section 2.03 with respect to such cash collateralized portion of such Defaulting Lender’s participation in Letters of Credit during the period such participation is cash collateralized; (iv) to the extent the participation by any Non-Defaulting Lender in the Letters of Credit is reallocated pursuant to this Section 9.16(b), then the Letter of Credit Fees payable to the Non-Defaulting Lenders pursuant to Section 2.03 shall be adjusted in accordance with such reallocation; (v) to the extent any Defaulting Lender’s participation in Letters of Credit is neither cash collateralized nor reallocated pursuant to this Section 9.16(b), then, without prejudice to any rights or

-141- 6807015.9 remedies of the L/C Issuer or any Lender hereunder, all Letter of Credit Fees that would have otherwise been payable to such Defaulting Lender under Section 2.03 with respect to such portion of such participation shall instead be payable to the L/C Issuer until such portion of such Defaulting Lender’s participation is cash collateralized or reallocated; (vi) so long as any Lender is a Defaulting Lender, the Swing Line Lender shall not be required to make any Swing Line Loan and the L/C Issuer shall not be required to issue, amend, or increase any Letter of Credit, in each case, to the extent (x) the Defaulting Lender’s Applicable ABL Percentage of such Swing Line Loans or Letters of Credit cannot be reallocated pursuant to this Section 9.16(b) or (y) the Swing Line Lender or the L/C Issuer, as applicable, has not otherwise entered into arrangements reasonably satisfactory to the Swing Line Lender or the L/C Issuer, as applicable, and the Borrowers to eliminate the Swing Line Lender’s or L/C Issuer’s risk with respect to the Defaulting Lender’s participation in Swing Line Loans or Letters of Credit; and (vii) The Agent may release any cash collateral provided by the Borrowers pursuant to this Section 9.16(b) to the L/C Issuer and the L/C Issuer may apply any such cash collateral to the payment of such Defaulting Lender’s Applicable ABL Percentage of any Letter of Credit Disbursement that is not reimbursed by the Borrowers pursuant to Section 2.03. ARTICLE X MISCELLANEOUS Section 10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document (other than Swap Contracts), and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Agent, with the consent of the Required Lenders, and the Lead Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (a) increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender; (b) as to any Lender, postpone any date fixed by this Agreement or any other Loan Document for (i) any scheduled payment (including the Maturity Date) or mandatory prepayment of principal, interest, fees or other amounts due hereunder or under any of the other Loan Documents without the written consent of such Lender entitled to such payment, or (ii) any scheduled or mandatory reduction or termination of the Commitment of such Lender hereunder or under any other Loan Document without the written consent of such Lender; (c) as to any Lender, reduce the principal of, or the rate of interest specified herein on, any Loan held by such Lender, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document to or for the account of such Lender, without the written consent of each Lender entitled to such amount; provided, that, only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest or Letter of Credit Fees at the Default Rate; (d) as to any Lender, change Section 2.13 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of such Lender;

-142- 6807015.9 (e) change any provision of this Section or the definition of “Required Lenders”, “Required ABL Lenders,” “Supermajority ABL Lenders,” “Required FILO Lenders,” “Supermajority FILO Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; (f) except as expressly permitted hereunder or under any other Loan Document, release, or limit the liability of, any Loan Party without the written consent of each Lender; (g) except for Permitted Dispositions, release all or substantially all of the Collateral from the Liens of the Security Documents without the written consent of each Lender; (h) except as provided in Section 2.15, increase the Aggregate ABL Commitments (or increase the amounts defined as the Commitment Increases in Section 2.15) without the written consent of each ABL Lender; (i) increase the FILO Commitments without the written consent of each FILO Lender; (j) (i) increase any advance rate percentage set forth in the definition of (A) “ABL Borrowing Base” or otherwise change the definition of the term “ABL Borrowing Base” or any component definition thereof if as a result thereof the amounts available to be borrowed by the Borrowers would be increased, in each case, without the written consent of the Supermajority ABL Lenders, or (B) “FILO Borrowing Base” or otherwise change the definition of the term “FILO Borrowing Base” or any component definition thereof if as a result thereof the amounts available to be borrowed by the Borrowers would be increased, in each case, without the written consent of the Supermajority FILO Lenders, or (ii) change the definition of “FILO Push Down Reserve” (or any component definition of such term) or cease to deduct from the ABL Borrowing Base (or fail to establish or maintain) the FILO Push Down Reserve, in each case, without the written consent of the Supermajority FILO Lenders; provided, that the foregoing clause (j) shall not limit the discretion of the Agent to change, establish or eliminate any reserves or to exercise any other discretion that the Agent may have in respect of any of the provisions referenced in this clause (j); (k) modify the definition of Permitted Overadvance so as to extend or postpone the date for the repayment thereof if there is no Liquidation, without the written consent of each Lender; (l) at any time that any Real Estate is included in the Collateral, add, increase, renew or extend any Credit Extension or Commitment hereunder, unless (i) the Agent shall have received all flood hazard determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with respect to such Real Estate as required by the Flood Laws and as otherwise reasonably required by the Agent and (ii) the Agent shall have received written confirmation from the Lenders that flood insurance due diligence and flood insurance compliance have been completed by the Lenders (such written confirmation not to be unreasonably conditioned, withheld or delayed); and (m) except as expressly permitted herein or in any other Loan Document, subordinate the Obligations hereunder or the Liens granted hereunder or under the other Loan Documents, to any other Indebtedness or Lien, as the case may be without the written consent of each Lender; and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; and

-143- 6807015.9 (iii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above, affect the rights or duties of the Agent under this Agreement or any other Loan Document; (iv) any amendment, modification, elimination, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lenders, L/C Issuer and/or Agent among themselves, and that does not affect the rights or obligations of any Loan Party, shall not require consent by or the agreement of any Loan Party, and (v) any amendment contemplated by Section 2.08(e) of this Agreement in connection with a Benchmark Transition Event shall be effective as contemplated by such Section 2.08(e) hereof. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, (A) (1) no provider or holder of any Bank Products or Cash Management Services shall have any voting or approval rights hereunder (or be deemed a Lender) solely by virtue of its status as the provider or holder of such agreements or products or the Obligations owing thereunder, nor shall the consent of any such provider or holder be required (other than in their capacities as Lenders, to the extent applicable) for any matter hereunder or under any of the other Loan Documents, including as to any matter relating to the Collateral or the release of Collateral or any Loan Party, and (2) any instrument or agreement relating to Bank Products or Cash Management Services may be amended by the parties thereto without the consent of any other Person, and (B) any Loan Document may be amended and waived with the consent of the Agent (at its option but without any obligation to do so) at the request of the Lead Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (1) to comply with local Law or advice of local counsel, (2) to cure ambiguities or defects or (3) to cause any Loan Document to be consistent with this Agreement and the other Loan Documents. If any Lender does not consent (a “Non-Consenting Lender”) to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders, the Lead Borrower may replace such Non-Consenting Lender in accordance with Section 10.13; provided, that, such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Lead Borrower to be made pursuant to this paragraph). Section 10.02 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except as provided in subsection (b) below, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows: (i) if to the Loan Parties, the Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address specified for such Person on Schedule 10.02; and (ii) if to any other Lender, to the address, telecopier number, electronic mail address specified in its Administrative Questionnaire.

-144- 6807015.9 Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Loan Parties, the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Agent that it is incapable of receiving notices under such Article by electronic communication. The Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided, that, approval of such procedures may be limited to particular notices or communications. Unless the Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Loan Parties’ or the Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Loan Party, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of the Loan Parties, the Agent, the L/C Issuer and the Swing Line Lender may change its address or telecopier for notices and other communications hereunder, or, solely with respect to communications, may change its telephone number, by notice to the other parties hereto. Each other Lender may change its address or telecopier number for notices and other communications hereunder by notice to the Lead Borrower, the Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Agent from time to time to ensure that the Agent has

-145- 6807015.9 on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. (e) Reliance by Agent, L/C Issuer and Lenders. The Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including, without limitation, all Requests for Credit Extensions) purportedly given by or on behalf of the Loan Parties even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Loan Parties (including, without limitation, pursuant to any Requests for Credit Extensions). All telephonic communications with the Agent may be recorded by the Agent, and each of the parties hereto hereby consents to such recording. Section 10.03 No Waiver; Cumulative Remedies. No failure by any Credit Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein and in the other Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether any Credit Party may have had notice or knowledge of such Default or Event of Default at the time. Section 10.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrowers shall pay all Credit Party Expenses. (b) Indemnification by the Loan Parties. The Loan Parties shall indemnify the Agent (and any sub-agent thereof), each other Credit Party, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless (on an after tax basis) from, any and all losses, claims, causes of action, damages, liabilities, settlement payments, costs, and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Agent (and any sub-agents thereof) and their Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit, any bank advising or confirming a Letter of Credit or any other nominated person with respect to a Letter of Credit seeking to be reimbursed or indemnified or compensated, and any third party seeking to enforce the rights of a Borrower, beneficiary, nominated person, transferee, assignee of Letter of Credit proceeds, or holder of an instrument or document related to any Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to any Loan Party or any of its Subsidiaries, (iv) any claims of, or amounts paid by any Credit Party to, a Blocked Account Bank or other

-146- 6807015.9 Person which has entered into a control agreement with any Credit Party hereunder, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower or any other Loan Party or any of the Loan Parties’ directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided, that, such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by a Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrowers or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 10.04(b) shall not apply with respect to Taxes other than any Taxes that arise in connection with or relate to losses, claims, causes of action, damages, liabilities, settlement payments, costs, and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee) unrelated to Taxes. (c) Reimbursement by Lenders. Without limiting their obligations under Section 9.14 hereof, to the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it, each Lender severally agrees to pay to the Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the Loan Parties shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction. (e) Payments. All amounts due under this Section shall be payable on demand therefor. (f) Survival. The agreements in this Section shall survive the resignation of the Agent and the L/C Issuer, the assignment of any Commitment or Loan by any Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. Section 10.05 Payments Set Aside. To the extent that any payment by or on behalf of the Loan Parties is made to any Credit Party, or any Credit Party exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or

-147- 6807015.9 preferential, set aside or required (including pursuant to any settlement entered into by such Credit Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Agent upon demand its Applicable Percentage (without duplication) of any amount so recovered from or repaid by the Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. Section 10.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Credit Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided, that, any such assignment shall be subject to the following conditions: (i) Minimum Amounts (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Agent and, so long as no Default or Event of Default has occurred and is continuing, the Lead Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed and shall be deemed given if the Lead Borrower has not responded to a request for such consent within seven (7) Business Days); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee

-148- 6807015.9 Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met; (ii) Proportionate Amounts. Each partial assignment (A) shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned and (B) shall include a ratable portion of the assigning Lender’s ABL Commitment and FILO Commitment, and its ABL Loans and FILO Loans, except that this clause (ii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of the Lead Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) a Default or Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; and (B) the consent of the Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and (D) the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the assignment of any Commitment. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, provided, however, that the Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it shall not be a Lender, shall deliver to the Agent an Administrative Questionnaire. Subject to acceptance and recording thereof by the Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 3.01, Section 3.04, Section 3.05, and Section 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d). (c) Register. The Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Agent Payment Account a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and

-149- 6807015.9 principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Loan Parties, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Lead Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Loan Parties or the Agent, sell participations to any Person (other than a natural person or the Loan Parties or any of the Loan Parties’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Loan Parties, the Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any Participant shall agree in writing to comply with all confidentiality obligations set forth in Section 10.07 as if such Participant was a Lender hereunder. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. The foregoing clause (c) and this clause (d) shall be construed so that all Loans are at all times maintained in “registered form” within the meaning of Section 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury Regulations (or any other relevant or successor provisions of the Code or of such Treasury Regulations). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. Subject to subsection (e) of this Section, the Loan Parties agree that each Participant shall be entitled to the benefits of Section 3.01, Section 3.04 and Section 3.05 (subject to the requirements and limitations therein, including the requirements under Section 3.01(e); it being understood that the documentation required under Section 3.01(e) shall be delivered to the participating Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b); provided that such Participant agrees to be subject to the provisions of Section 3.06 as though it were a Lender. Each Lender that sells a participation agrees, at the Lead Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Sections 3.06 and 10.13 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender.

-150- 6807015.9 (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or Section 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Lead Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Lead Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Loan Parties, to comply with Section 3.01(e) as though it were a Lender. (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. (h) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Wells Fargo assigns all of its Commitment and Loans pursuant to subsection (b) above, Wells Fargo may, (i) upon thirty (30) days’ notice to the Lead Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon thirty (30) days’ notice to the Lead Borrower, Wells Fargo may resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Lead Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Lead Borrower to appoint any such successor shall affect the resignation of Wells Fargo as L/C Issuer or Swing Line Lender, as the case may be. If Wells Fargo resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans pursuant to Section 2.03(c)). If Wells Fargo resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Wells Fargo to effectively assume the obligations of Wells Fargo with respect to such Letters of Credit. Section 10.07 Treatment of Certain Information; Confidentiality. Each of the Credit Parties agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, funding sources, attorneys, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National

-151- 6807015.9 Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Loan Party and its obligations, (g) with the consent of the Lead Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to any Credit Party or any of their respective Affiliates on a non-confidential basis from a source other than the Loan Parties. For purposes of this Section, “Information” means all information received from the Loan Parties or any Subsidiary thereof relating to the Loan Parties or any Subsidiary thereof or their respective businesses, other than any such information that is available to any Credit Party on a non-confidential basis prior to disclosure by the Loan Parties or any Subsidiary thereof, provided that, in the case of information received from any Loan Party or any Subsidiary after the Closing Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Credit Parties acknowledges that (a) the Information may include material non-public information concerning the Loan Parties or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws. Section 10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing or if any Lender shall have been served with a trustee process or similar attachment relating to property of a Loan Party, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Agent or the Required Lenders, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrowers or any other Loan Party against any and all of the Obligations now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, regardless of the adequacy of the Collateral, and irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrowers or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Lead Borrower and the Agent promptly after any such setoff and application, provided, that, the failure to give such notice shall not affect the validity of such setoff and application. Section 10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall

-152- 6807015.9 be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by the Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. Section 10.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement. Any party delivering an executed counterpart of this Agreement by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement. The foregoing shall apply to each other Loan Document, and any notice delivered hereunder or thereunder, mutatis mutandis. Section 10.11 Survival. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Credit Parties, regardless of any investigation made by any Credit Party or on their behalf and notwithstanding that any Credit Party may have had notice or knowledge of any Default or Event of Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation (other than unasserted contingent indemnification obligations) shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. Further, the provisions of Section 3.01, Section 3.04, Section 3.05 and Section 10.04 and Article IX shall survive and remain in full force and effect regardless of the repayment of the Obligations, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. In connection with the termination of this Agreement and the release and termination of the security interests in the Collateral, the Agent may require such indemnities and collateral security as they shall reasonably deem necessary or appropriate to protect the Credit Parties against (x) loss on account of credits previously applied to the Obligations that may subsequently be reversed or revoked, (y) any obligations that may thereafter arise with respect to the Other Liabilities and (z) any Obligations (other than unasserted contingent indemnification obligations). Section 10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 10.13 Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental

-153- 6807015.9 Authority for the account of any Lender pursuant to Section 3.01, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrowers shall have paid to the Agent the assignment fee specified in Section 10.06(b); (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and (d) such assignment does not conflict with applicable Laws. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. Section 10.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. (b) SUBMISSION TO JURISDICTION. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE LOAN PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE LOAN PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

-154- 6807015.9 (c) WAIVER OF VENUE. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE LOAN PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. (e) ACTIONS COMMENCED BY LOAN PARTIES. EACH LOAN PARTY AGREES THAT ANY ACTION COMMENCED BY ANY LOAN PARTY ASSERTING ANY CLAIM OR COUNTERCLAIM ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT SOLELY IN A COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS THE AGENT MAY ELECT IN ITS SOLE DISCRETION, AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS WITH RESPECT TO ANY SUCH ACTION. Section 10.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 10.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, the Loan Parties each acknowledge and agree that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Loan Parties, on the one hand, and the Credit Parties, on the other hand, and each of the Loan Parties is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the each Credit Party is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) none of the Credit Parties has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Loan Parties with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of

-155- 6807015.9 whether any of the Credit Parties has advised or is currently advising any Loan Party or any of its Affiliates on other matters) and none of the Credit Parties has any obligation to any Loan Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Credit Parties and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and none of the Credit Parties has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Credit Parties have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each of the Loan Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against each of the Credit Parties with respect to any breach or alleged breach of agency or fiduciary duty. Section 10.17 USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Agent, as applicable, to identify each Loan Party in accordance with the Act. Each Loan Party is in compliance, in all material respects, with the Patriot Act. No part of the proceeds of the Loans will be used by the Loan Parties, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. Section 10.18 Foreign Asset Control Regulations. Neither of the advance of the Loans nor the use of the proceeds of any thereof will violate the Trading with the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the “Trading with the Enemy Act”) or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”) and (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56)). Furthermore, none of the Borrowers or their Affiliates (a) is or will become a “blocked person” as described in the Executive Order, the Trading with the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person” or in any manner violative of any such order. Section 10.19 Time of the Essence. Time is of the essence of the Loan Documents. Section 10.20 [Reserved]. Section 10.21 Press Releases. Each Credit Party executing this Agreement agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of the Agent or its Affiliates or referring to this Agreement or the other Loan Documents without at least two (2) Business Days’ prior notice to the Agent and without the prior written consent of the Agent unless (and only to the extent that) such Credit Party or Affiliate is required to do so under applicable Law and then, in any event, such Credit Party or Affiliate will consult with the Agent before issuing such press release or other public disclosure. Each Loan Party consents to the publication by the Agent, any Lender or their respective

-156- 6807015.9 representatives of advertising material, including any “tombstone,” press release or comparable advertising, on its website or in other marketing materials of Agent, relating to the financing transactions contemplated by this Agreement using any Loan Party’s name, product photographs, logo, trademark or other insignia. The Agent or such Lender shall provide a draft reasonably in advance of any advertising material, “tomb stone” or press release to the Lead Borrower for review and comment prior to the publication thereof. The Agent reserves the right to provide to industry trade organizations and loan syndication and pricing reporting services information necessary and customary for inclusion in league table measurements. Section 10.22 Additional Waivers. (a) The Obligations are the joint and several obligation of each Loan Party. To the fullest extent permitted by applicable Law, the obligations of each Loan Party shall not be affected by (i) the failure of any Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Loan Party under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement or any other Loan Document, or (iii) the failure to perfect any security interest in, or the release of, any of the Collateral or other security held by or on behalf of the Agent or any other Credit Party. (b) The obligations of each Loan Party shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations after the termination of the Commitments), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Loan Party hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, any default, failure or delay, willful or otherwise, in the performance of any of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Loan Party or that would otherwise operate as a discharge of any Loan Party as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations after the termination of the Commitments). (c) To the fullest extent permitted by applicable Law, each Loan Party waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations and the termination of the Commitments. The Agent and the other Credit Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or non-judicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Loan Party, or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of any Loan Party hereunder except to the extent that all the Obligations have been indefeasibly paid in full in cash and the Commitments have been terminated. Each Loan Party waives any defense arising out of any such election even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Loan Party against any other Loan Party, as the case may be, or any security.

-157- 6807015.9 (d) Each Borrower is obligated to repay the Obligations as joint and several obligors under this Agreement. Upon payment by any Loan Party of any Obligations, all rights of such Loan Party against any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations and the termination of the Commitments. In addition, any indebtedness of any Loan Party now or hereafter held by any other Loan Party is hereby subordinated in right of payment to the prior indefeasible payment in full of the Obligations and no Loan Party will demand, sue for or otherwise attempt to collect any such indebtedness. If any amount shall erroneously be paid to any Loan Party on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement and the other Loan Documents. Subject to the foregoing, to the extent that any Borrower shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Loans made to another Borrower hereunder or other Obligations incurred directly and primarily by any other Borrower (an “Accommodation Payment”), then the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers in an amount, for each of such other Borrowers, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower’s Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the “Allocable Amount” of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (a) rendering such Borrower “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or the Uniform Voidable Transaction Act (“UVTA”), Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”) or , (b) leaving such Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or the UVTA, or Section 5 of the UFCA, or (c) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or UVTA, or Section 5 of the UFCA. Section 10.23 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. Section 10.24 Attachments. The exhibits, schedules and annexes attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail. Section 10.25 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the Facility Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.25 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.25, or otherwise under the Facility Guaranty, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until payment in full of the Obligations. Each Qualified ECP Guarantor intends that this Section 10.25 constitute, and this Section 10.25 shall be deemed to constitute, a “keepwell, support, or other agreement”

-158- 6807015.9 for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. Section 10.26 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. Section 10.27 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies

-159- 6807015.9 of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. Section 10.28 Erroneous Payments. (a) Each Lender, each L/C Issuer, each other Bank Product Provider and any other party hereto hereby severally agrees that if (i) Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or L/C Issuer or any Bank Product Provider (or the Lender which is an Affiliate of a Lender, L/C Issuer or Bank Product Provider) or any other Person that has received funds from Agent or any of its Affiliates, either for its own account or on behalf of a Lender, L/C Issuer or Bank Product Provider (each such recipient, a “Payment Recipient”) that Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from Agent (or any of its Affiliates) (A) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (B) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (C) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 10.28(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of Agent, and upon demand from Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one (1) Business Day thereafter (or such later date as Agent may agree in its sole discretion), return to Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon (except to the extent waived in writing) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to Agent at the greater of the Federal Funds Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by Agent for any reason, after demand therefor by Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of Agent and upon

-160- 6807015.9 Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Loans”) to Agent or, at the option of Agent, Agent’s applicable lending affiliate (such assignee, the “Agent Assignee”) in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Loans, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by Agent Assignee as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, following the effectiveness of the Erroneous Payment Deficiency Assignment, Agent may make a cashless reassignment to the applicable assigning Lender of any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such reassignment all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (i) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (ii) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 10.06 and (iii) Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (i) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, Agent (A) shall be subrogated to all the rights of such Payment Recipient and (B) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by Agent to such Payment Recipient from any source, against any amount due to Agent under this Section 10.28 or under the indemnification provisions of this Agreement, (ii) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by Agent from the Borrowers or any other Loan Party for the purpose of making for a payment on the Obligations and (iii) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 10.28 shall survive the resignation or replacement of Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (g) The provisions of this Section 10.28 to the contrary notwithstanding, (i) nothing in this Section 10.28 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment and (ii) there will only be deemed to be a recovery of the Erroneous Payment to the extent that Agent has received payment from the Payment Recipient in immediately available funds the Erroneous Payment Return, whether directly from the Payment Recipient, as a result of the exercise by Agent of its rights of subrogation or set off as set forth above in clause (e) or as a result of the receipt by Agent Assignee of a payment of the outstanding principal balance of the Loans assigned to Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment, but excluding any other amounts in respect thereof (it being agreed that any payments of interest, fees, expenses or other amounts (other than principal) received by Agent Assignee in respect of the Loans assigned to Agent

-161- 6807015.9 Assignee pursuant to an Erroneous Payment Deficiency Assignment shall be the sole property of Agent Assignee and shall not constitute a recovery of the Erroneous Payment).

6807015.9 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written. [BORROWERS] By: Name: Title: [GUARANTORS] By: Name: Title:

6807015.9 WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent By: Name: Its Authorized Signatory

6807015.9 WELLS FARGO BANK, NATIONAL ASSOCIATION as L/C Issuer, as a Lender and Swing Line Lender By: Name: Its Authorized Signatory

6807015.9 JPMorgan Chase Bank, N.A., as a Lender By: Name: Title:

6807015.9 Bank of America, N.A., as a Lender By: Name: Title:

EXHIBIT B TO AMENDMENT NO. 2 TO CREDIT AGREEMENT [Schedules]

EXHIBIT C TO AMENDMENT NO. 2 TO CREDIT AGREEMENT Form of SOFR Rate Loan Notice